As filed with the U.S. Securities and Exchange Commission on April 22, 2008

Registration No. 333-15075

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-7782

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST EFFECTIVE AMENDMENT NO.15  ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 34  ☒

John Hancock Variable Life

SEPARATE ACCOUNT S

(Exact Name of Registrant)

John Hancock Variable Life Insurance Company

(Name of Depositor)

197 Clarendon Street Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Variable Life Insurance Company

U.S. INSURANCE LAW JOHN HANCOCK PLACE BOSTON, MA 02117

(Name and complete address of agent for service)

Copy to: THOMAS C. LAUERMAN, ESQ.

Jorden Burt LLP 1025 Thomas Jefferson Street, N.W.

Suite 400 East Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 28, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 28, 2008

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Global Real Estate	Overseas Equity
Active Bond	Health Sciences	Pacific Rim
All Cap Core	High Yield	PIMCO VIT All Asset
All Cap Growth	Income & Value	Real Estate Securities
All Cap Value	Index Allocation	Real Return Bond
American Asset Allocation	International Core	Science & Technology
American Blue Chip Income and Growth	International Equity Index B	Short-Term Bond
American Bond	International Opportunities	Small Cap
American Growth	International Small Cap	Small Cap Growth
American Growth-Income	International Value	Small Cap Index
American International	Investment Quality Bond	Small Cap Opportunities
Blue Chip Growth	Large Cap	Small Cap Value
Capital Appreciation	Large Cap Value	Small Company Value
Capital Appreciation Value	Lifestyle Aggressive	Strategic Bond
Classic Value	Lifestyle Balanced	Strategic Income
Core Allocation Plus	Lifestyle Conservative	Total Bond Market B
Core Bond	Lifestyle Growth	Total Return
Core Equity	Lifestyle Moderate	Total Stock Market Index
Disciplined Diversification	Managed	U.S. Core
Emerging Growth	Mid Cap Index	U.S. Government Securities
Emerging Small Company	Mid Cap Intersection	U.S. High Yield Bond
Equity-Income	Mid Cap Stock	U.S. Large Cap
Financial Services	Mid Cap Value	Utilities
Franklin Templeton Founding Allocation	Mid Value	Value
Fundamental Value	Money Market B	Brandes International Equity
Global	Natural Resources	Business Opportunity Value
Global Allocation	Optimized All Cap	Frontier Capital Appreciation
Global Bond	Optimized Value	Turner Core Growth
* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

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	Page No.		Page No.
SUMMARY OF BENEFITS AND RISKS	4	Effects of policy loans	33
The nature of the policy	4	Description of charges at the policy level	33
Summary of policy benefits	4	Deductions from premium payments	33
Death benefit	4	Deductions from account value	34
Surrender of the policy	4	Additional information about how certain policy charges work	34
Partial withdrawals	4
Policy loans	5	Sales expenses and related charges	34
Optional benefit riders	5	Effect of premium payment pattern	35
Investment options	5	Method of deduction	35
Summary of policy risks	5	Reduced charges for eligible classes	35
Lapse risk	5	Other charges we could impose in the future	35
Investment risk	5	Description of charges at the fund level	36
Transfer risk	5	Other policy benefits, rights and limitations	36
Market timing risk	5	Optional benefit riders you can add	36
Tax risks	6	Variations in policy terms	36
FEE TABLES	7	Procedures for issuance of a policy	36
DETAILED INFORMATION	13	Minimum initial premium	36
Table of Investment Options and Investment Subadvisers	13	Commencement of insurance coverage	36
		Backdating	37
Description of JHVLICO	24	Temporary coverage prior to policy delivery	37
Description of John Hancock Variable Life Account S	25	Monthly deduction dates	37
		Changes that we can make as to your policy	37
The fixed investment options	25	The owner of the policy	37
Premiums	25	Policy cancellation right	38
Planned premiums	25	Reports that you will receive	38
Minimum premium payments	25	Assigning your policy	38
Maximum premium payments	25	When we pay policy proceeds	38
Ways to pay premiums	26	General	38
Processing premium payments	26	Delay to challenge coverage	39
Lapse and reinstatement	26	Delay for check clearance	39
Guaranteed minimum death benefit feature	27	Delay of separate account proceeds	39
The death benefit	27	Delay of general account surrender proceeds	39
Optional extra death benefit feature	28	How you communicate with us	39
Limitations on payment of death benefit	28	General rules	39
Basic Sum Insured vs. Additional Sum Insured	28	Telephone and facsimile transactions	40
The minimum insurance amount	28	Distribution of policies	40
Requesting an increase in coverage	29	Compensation	40
Requesting a decrease in coverage	29	Tax considerations	41
Change of death benefit option	29	General	42
Effective date of certain policy transactions	29	Death benefit proceeds and other policy distributions	42
Tax consequences of coverage changes	29
Your beneficiary	29	Policy loans	43
Ways in which we pay out policy proceeds	30	Diversification rules and ownership of the Account	43
Changing a payment option	30
Tax impact of payment option chosen	30	7-pay premium limit and modified endowment contract status	44
The account value	30
Commencement of investment performance	31	Corporate and H.R. 10 retirement plans	44
Allocation of future premium payments	31	Withholding	45
Transfers of existing account value	31	Life insurance purchases by residents of Puerto Rico	45
Surrenders and partial withdrawals	32
Full surrender	32	Life insurance purchases by non-resident aliens .	45
Partial withdrawals	32	Financial statements reference	45
Policy loans	33	Registration statement filed with the SEC	45
Repayment of policy loans	33	Independent registered public accounting firm	45

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit (Option A, Option B and Option M). You choose which one you want in the application. The three death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•	Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

•	Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

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Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the

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investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, we cannot assess a charge that is greater than the single charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium or withdraw account value. We reserve the right to increase premium tax and DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with charges in state premium tax levels or in the Federal income tax treatment of the deffered acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1
10% of Target Premiums paid in policy years 2-10
4% of Target Premiums paid in policy year 11 and thereafter
3.5% of any premium paid in excess of Target Premium in any policy year(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid

DAC tax charge	Upon payment of premium	1.25% of each premium paid

Premium processing charge	Upon payment of premium	1.25% of each premium paid

Maximum partial withdrawal charge	Upon making a partial withdrawal	Lessor of 2% of withdrawal amount or $20

(1)	The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

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The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the Optional Enhanced Cash Value Rider charge, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Amount Deducted

Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.1 per $1,000 of AAR	$0.02 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.38 per $1,000 of AAR	$0.15 per $1,000 of AAR
Issue charge:(2)
Minimum charge	Monthly	3.5¢ per $1,000 of Basic Sum Insured	3.5¢ per $1,000 of Basic Sum Insured
Maximum charge	Monthly	10¢ per $1,000 of Basic Sum Insured	10¢ per $1,000 of Basic Sum Insured
Charge for representative insured person	Monthly	10¢ per $1,000 of Basic Sum Insured	10¢ per $1,000 of Basic Sum Insured
Administrative charge	Monthly	$10	$5
Guaranteed minimum death benefit charge(3)	Monthly	3¢ per $1,000 of Basic Sum Insured	1¢ per $1,000 of Basic Sum Insured
M&E charge(4)	Daily from separate account assets	.002% of assets	.0001% of assets
Maximum policy loan interest rate(5)	Accrues daily, payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the tenth policy year for a policy issued to cover a 20 year old fully underwritten female standard non-tobacco underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old fully underwritten male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old fully underwritten male standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The issue charge will never exceed $200 and will never be less than $5. The issue charge is deducted only during the first 10 policy years and varies by the issue age and insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a policy issued to cover a 20 year old guaranteed issue underwriting risk. The “maximum” rate shown in the table is for a policy issued to cover a 85 year old fully underwritten underwriting risk. The “representative insured person” referred to in the table is a 45 year old fully underwritten male standard non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your JHVLICO representative.

(3)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(4)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .05%, respectively.

(5)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4% .25 for policy year 21 and thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges

Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of all premiums paid in the first policy year up to the Target Premium

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation [6,9]	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%
M Fund, Inc.
Brandes International Equity[18]	0.67%	0.00%	0.20%	0.00%	0.87%	0.00%	0.87%
Business Opportunity Value[18]	0.63%	0.00%	0.24%	0.00%	0.87%	0.00%	0.87%
Frontier Capital Appreciation[18]	0.90%	0.00%	0.16%	0.00%	1.06%	0.00%	1.06%
Turner Core Growth[18]	0.45%	0.00%	0.18%	0.00%	0.63%	0.00%	0.63%

1	Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2	John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3	Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

4	Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5	The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6	For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency

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fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9	The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10	The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12	The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14	The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15	Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17	The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

18	For the period May 1, 2008 to April 30, 2009, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation	Range of Allocations
Equity Securities: 70%	65% – 75%
Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Moody’s	Ba through C
Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation. The portfolio invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The portfolio focuses on stocks with capitalizations of $1 billion or more. The portfolio also may invest in emerging market securities.

Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation. The portfolio invests primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.

Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation. The portfolio invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation. The portfolio invests mainly in common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.

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*“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard

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voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We have received the following ratings from independent rating agencies:

A++ A.M. Best

Superior Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

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Description of John Hancock Variable Life Account S

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of JHVLICO’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

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In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1)	We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2)	If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3)	We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4)	If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for

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issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term “monthly deduction date” is defined under “Procedures for issuance of a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

•	Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

•	Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

•	Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

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For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.

Optional extra death benefit feature

The optional extra death benefit is determined as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the insured person’s age on the date of calculation.

•	We will then subtract your Total Sum Insured.

If you change the way in which the minimum insurance amount is calculated (see below), we may have to change the factors described above (perhaps retroactively) in order to maintain qualification of the policy as life insurance under Federal tax law. This feature may result in the Option M death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent generally will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below

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40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date (plus any refund of sales charges that might be due if the policy were surrendered on that date) by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. Regardless of which test you elect, a table showing the required death benefit factor for each policy year will appear in the policy.

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $250,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request:

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A

•	Any other change of death benefit option, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will

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not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and

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expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful

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investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change.

Transfers out of the fixed investment options are currently subject to the following restrictions:

•	You can only make one transfer out of either fixed investment option in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

•

The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Surrenders and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A or Option M such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

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Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is determined as follows:

•	We first determine the account value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•	We then multiply the resulting amount by .75% in policy years 1 through 20 and .25% thereafter.

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.25% Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

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•	DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

•	Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium.

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Sales charge - A charge to help defray our sales costs. The charge is up to 30% (currently 30%) of premiums paid in the first policy year up to the Target Premium, 10% of premiums paid in each of policy years 2 through 10 up to the Target Premium, 4% of premiums paid in each policy year after policy year 10 up to the Target Premium, and 3.5% of premiums paid in any policy year in excess of the Target Premium. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

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Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. The charge will appear in the “Policy Specifications” section of the policy. As an example, the monthly charge for a 45 year old is 10¢ per $1,000 of Basic Sum Insured. The monthly charge will be at least $5 and is guaranteed not to exceed $200.

•	Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $10 (currently $5).

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .00% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured.

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Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the Enhanced Cash Value Rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies. (See “Description of charges at the policy level.”) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and

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expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $12,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $8,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

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Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. As of the date of this prospectus, only the optional Enhanced Cash Value Rider is available.

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Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we

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approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus,

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we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. To cancel your policy, simply deliver or mail the policy to:

•	JHVLICO at one of the addresses shown on the back cover of this prospectus, or

•	the JHVLICO representative who delivered the policy to you.

In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may

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also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment options for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments.

You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Servicing Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

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We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 70% of the premium paid up to the first tier, 15% of the premium paid up to the second tier, if any, and 5.5% of any excess premium paid; policy years 2-5, 12.5% of the premium paid up to the first tier, 8.75% of the premium paid up to the second tier, if any, and 4.25% of any excess premium paid; policy years 6-10, 11.0% of the premium paid up to the first tier, 8.5% of the premium paid up to the second tier, if any, and 4.0% of any excess premium paid; and policy years 11+, 3.0% of the premium paid up to the first tier and 3.0% of any excess premiums. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and

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circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

42

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be

44

carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

45

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

JHVLICO SERVICING OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 333-15075

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Variable Life Separate Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE UNIVERSAL LIFE

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon

2

appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007 was $226,336,094.

Signator Investors, Inc. (“Signator”), a Delaware corporation that we control, was the principal distributor of the variable life policies and the principal underwriter of the securities offered by the Depositor and its affiliates until May 1, 2006.

The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April, 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 was $92,499. Neither Signator nor JH Distributors retained any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: Policy year 1, 70% of the premium paid up to the first tier, 15% of the premium paid up to the second tier, if any, and 5.5% of any excess premium paid; Policy years 2-5, 12.5% of the premium paid up to the first tier, 8.75% of the premium paid up to the second tier, if any, and 4.25% of any excess premium paid; Policy years 6-10, 11.0% of the premium paid up to the first tier, 8.5% of the premium paid up to the second tier, if any, and 4.0% of any excess premium paid; and Policy years 11+, 3.0% of the premium paid p to the first tier and 3.0% of any excess premiums.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

3

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

F-2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities - at fair value (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)	$4,967.5	$4,583.7
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $2.3; 2006 - $109.7)	4.5	122.4
Mortgage loans on real estate	1,031.7	1,056.2
Real estate	257.8	261.7
Policy loans	465.3	441.6
Other invested assets	208.4	201.1

Total Investments	6,935.2	6,666.7

Cash and cash equivalents	184.9	265.5
Accrued investment income	73.4	67.2
Goodwill	410.8	410.8
Value of business acquired	1,275.8	1,299.0
Amounts due from affiliates	121.2	177.0
Intangible assets	210.6	213.8
Deferred policy acquisition costs	544.6	499.7
Reinsurance recoverable	483.3	397.5
Other assets	5.2	39.7
Separate account assets	7,949.2	7,924.9

Total Assets	$18,194.2	$17,961.8

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$6,924.0	$6,715.9
Policyholders’ funds	50.4	39.7
Unearned revenue	104.5	133.4
Unpaid claims and claim expense reserves	37.7	48.7
Dividends payable to policyholders	1.5	1.3
Amounts due to affiliates	178.9	350.8
Deferred income tax liability	462.7	452.0
Other liabilities	364.0	197.1
Separate account liabilities	7,949.2	7,924.9

Total Liabilities	16,072.9	15,863.8

Shareholder’s Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding	2.5	2.5
Additional paid in capital	2,017.1	2,017.1
Retained earnings	96.7	83.5
Accumulated other comprehensive (loss) income	5.0	(5.1)

Total Shareholder’s Equity	2,121.3	2,098.0

Total Liabilities and Shareholder’s Equity	$18,194.2	$17,961.8

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues
Premiums	$59.2	$70.9	$77.6
Universal life and investment-type product charges	105.3	138.5	126.3
Net investment income	367.6	358.2	328.4
Net realized investment and other gains (losses)	4.1	(6.2)	11.0
Investment management revenues, commissions and other fees	239.7	124.3	118.7
Other revenue	0.1	—	0.3

Total revenues	776.0	685.7	662.3

Benefits and expenses
Benefits to policyholders	345.2	252.9	274.0
Other operating costs and expenses	79.9	124.7	121.1
Amortization of deferred policy acquisition costs and value of business acquired	59.1	76.3	32.9
Dividends to policyholders	21.5	20.4	19.7

Total benefits and expenses	505.7	474.3	447.7

Income before income taxes	270.3	211.4	214.6

Income taxes	91.8	70.7	71.4

Net income	$178.5	$140.7	$143.2

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 - As previously reported	$2.5	$1,977.4	$97.0	$33.4	$2,110.3	50.0
Restatements			(27.4)		(27.4)

Balance at January 1, 2005 – Restated	$2.5	$1,977.4	$69.6	$33.4	$2,082.9	50.0

Manulife Financial Corporation purchase price reallocation		39.7			39.7

Comprehensive income:
Net income - Restated			143.2		143.2
Other comprehensive income, net of tax:
Net unrealized losses				(45.5)	(45.5)
Net accumulated losses on cash flow hedges				(0.7)	(0.7)

Comprehensive income					97.0

Dividends paid to Parent			(175.0)		(175.0)

Balance at December 31, 2005 - Restated	$2.5	$2,017.1	$37.8	$(12.8)	$2,044.6	50.0

Comprehensive income:
Net income - Restated			140.7		140.7
Other comprehensive income, net of tax:
Net unrealized gains				7.2	7.2
Net accumulated gains on cash flow hedges				0.5	0.5

Comprehensive income					148.4

Dividends paid to Parent			(95.0)		(95.0)

Balance at December 31, 2006 - Restated	$2.5	$2,017.1	$83.5	$(5.1)	$2,098.0	50.0

Comprehensive income:
Net income			178.5		178.5
Other comprehensive income, net of tax:
Net unrealized gains				9.9	9.9
Net accumulated gains on cash flow hedges				0.2	0.2

Comprehensive income					188.6

Adoption of FSP No. FAS13-2			(15.3)		(15.3)
Dividends paid to Parent			(150.0)		(150.0)

Balance at December 31, 2007	$2.5	$2,017.1	$96.7	$5.0	$2,121.3	50.0

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from operating activities:
Net income	$178.5	$140.7	$143.2
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium (discount) – fixed maturities	26.4	37.8	52.5
Net realized investment and other (gains) losses	(4.1)	6.2	(11.0)
Amortization of deferred acquisition costs	39.0	51.0	(20.0)
Amortization of value of business acquired	20.1	25.3	52.9
Capitalized deferred acquisition costs	(85.0)	(198.2)	(222.4)
Depreciation and amortization	8.7	5.9	2.5
(Increase) decrease in accrued investment income	(6.2)	3.7	(5.3)
Decrease (increase) other assets and other liabilities, net	10.3	86.0	6.6
Increase in policy liabilities and accruals, net	109.4	141.7	216.4
Increase in deferred income tax liability	15.5	46.8	97.3

Net cash provided by operating activities	312.6	346.9	312.7

Cash flows used in investing activities:
Sales of:
Fixed maturities	463.4	865.0	589.8
Equity securities	149.4	6.0	200.2
Real estate	—	0.1	1.1
Other invested assets	38.7	224.0	118.5
Maturities, prepayments and scheduled redemptions of:
Fixed maturities	144.0	97.6	163.8
Mortgage loans on real estate	201.9	169.2	185.5
Purchases of:
Fixed maturities	(1,001.3)	(1,409.5)	(1,047.0)
Equity securities	(4.2)	(110.5)	(141.3)
Real estate	(1.4)	(99.7)	(151.6)
Other invested assets	(54.1)	(83.1)	(29.2)
Mortgage loans on real estate issued	(180.5)	(94.2)	(272.5)
FSP No. FAS 13-2 transition adjustment	(15.3)	—	—
Other, net	3.5	(18.6)	(32.8)

Net cash used in investing activities	$(255.9)	$(453.7)	$(415.5)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS — (CONTINUED)

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(150.0)	$(95.0)	$(175.0)
Universal life and investment-type contract deposits	366.4	769.4	827.0
Universal life and investment-type contract maturities and withdrawals	(382.2)	(777.7)	(715.0)
Net transfers to separate accounts from policyholders	28.5	246.7	270.5

Net cash (used in) provided by financing activities	(137.3)	143.4	207.5

Net (decrease) increase in cash and cash equivalents	(80.6)	36.6	104.7

Cash and cash equivalents at beginning of year	265.5	228.9	124.2

Cash and cash equivalents at end of year	$184.9	$265.5	$228.9

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The “John Hancock” name is Manulife’s primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock’s sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder’s equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products’ deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder’s equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder’s equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company’s financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder’s equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $1.0 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder’s equity increased by $3.4 million as of January 1, 2005 for these adjustments.

F-8

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	($ in millions)
December 31, 2006
Fixed maturities	$4,608.6	$(24.9)	$4,583.7
Total investments	6,691.6	(24.9)	6,666.7
Deferred policy acquisition costs	472.3	27.4	499.7
Other assets	35.8	3.9	39.7
Total assets	17,955.4	6.4	17,961.8
Unearned revenue	163.6	(30.2)	133.4
Deferred income tax liability	463.4	(11.4)	452.0
Other liabilities	113.4	83.7	197.1
Total liabilities	15,821.7	42.1	15,863.8
Retained earnings	119.2	(35.7)	83.5
Total shareholder’s equity	2,133.7	(35.7)	2,098.0
Total liabilities and shareholder’s equity	17,955.4	6.4	17,961.8

December 31, 2005
Retained earnings	76.8	(39.0)	37.8
Total shareholder’s equity	2,083.6	(39.0)	2,044.6

January 1, 2005
Retained earnings	97.0	(27.4)	69.6
Total shareholder’s equity	2,110.3	(27.4)	2,082.9

For the year ended December 31, 2006
Premiums	84.0	(13.1)	70.9
Universal life and investment-type product charges	140.8	(2.3)	138.5
Investment management revenues, commissions and other fees	122.2	2.1	124.3
Total revenue	699.0	(13.3)	685.7
Benefits to policyholders	264.2	(11.3)	252.9
Other operating costs and expenses	116.3	8.4	124.7
Amortization of deferred policy acquisition costs and value of business acquired	92.8	(16.5)	76.3
Total benefits and expenses	493.7	(19.4)	474.3
Income before income taxes	205.3	6.1	211.4
Income taxes	67.9	2.8	70.7
Net income	137.4	3.3	140.7

For the year ended December 31, 2005
Premiums	80.8	(3.2)	77.6
Universal life and investment-type product charges	128.4	(2.1)	126.3
Net investment income	343.3	(14.9)	328.4
Investment management revenues, commissions and other fees	113.1	5.6	118.7
Total revenue	676.9	(14.6)	662.3
Benefits to policyholders	265.7	8.3	274.0
Other operating costs and expenses	118.6	2.5	121.1
Amortization of deferred policy acquisition costs and value of business acquired	43.8	(10.9)	32.9
Total benefits and expenses	447.8	(0.1)	447.7
Income before income taxes	229.1	(14.5)	214.6
Income taxes	74.3	(2.9)	71.4
Net income	154.8	(11.6)	143.2

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

F-9

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease’s expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder’s equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

F-10

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

F-11

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS’ merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company’s identifiable net assets acquired by Manulife. Brand name is the fair value of the Company’s trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company’s networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company’s other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

F-12

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders’ fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders’ funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company’s life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

F-13

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company’s financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

F-14

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1- “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

F-15

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company’s financial statements in deferred acquisition costs on the Company’s Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company’s Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company’s income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company’s income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company’s 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company’s income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company’s 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company’s income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company’s income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

F-16

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions (continued)

Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife’s guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife’s guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS’ quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife’s quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

F-17

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Net Investment Income
Fixed maturities - Restated	$276.8	$265.3	$233.1
Equity securities	—	4.6	1.5
Mortgage loans on real estate	57.7	60.1	54.9
Real estate	12.4	10.5	4.5
Policy loans	22.9	20.0	21.3
Short-term investments	19.4	8.5	4.4
Other	(6.5)	4.5	17.6

Gross investment income - Restated	382.7	373.5	337.3
Less investment expenses	15.1	15.3	8.9

Net investment income - Restated	$367.6	$358.2	$328.4

Net realized investment and other gains (losses)
Fixed maturities	$(6.4)	$1.3	$(1.5)
Equity securities	17.6	0.8	1.9
Mortgage loans on real estate and real estate to be disposed of	(0.9)	4.0	0.8
Derivatives and other invested assets	(6.2)	(12.3)	9.8

Net realized investment and other gains (losses)	$4.1	$(6.2)	$11.0

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

F-18

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments (continued)

The Company’s investments in fixed maturities and equity securities are summarized below for the years indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$4,129.2	$44.4	$(44.6)	$4,129.0
Asset-backed and mortgage-backed securities	810.9	6.3	(10.3)	806.9
Obligations of states and political subdivisions	9.2	—	—	9.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	21.9	0.5	—	22.4

Total fixed maturities	4,971.2	51.2	(54.9)	4,967.5
Equity securities available-for-sale	2.3	2.4	(0.2)	4.5

Total fixed maturities and equity securities	$4,973.5	$53.6	$(55.1)	$4,972.0

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities - Restated	$3,710.7	$20.3	$(46.6)	$3,684.4
Asset-backed and mortgage-backed securities	866.5	4.7	(11.5)	859.7
Obligations of states and political subdivisions	2.3	—	—	2.3
U.S. Treasury securities and obligations of U.S. government corporations and agencies	37.2	0.1	—	37.3

Total fixed maturities - Restated	4,616.7	25.1	(58.1)	4,583.7
Equity securities available-for-sale	109.7	13.0	(0.3)	122.4

Total fixed maturities and equity securities - Restated	$4,726.4	$38.1	$(58.4)	$4,706.1

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$270.8	$271.0
Due after one year through five years	1,673.7	1,686.6
Due after five years through ten years	1,221.5	1,214.1
Due after ten years	994.3	988.9

	4,160.3	4,160.6
Asset-backed and mortgage-backed securities	810.9	806.9

Total	$4,971.2	$4,967.5

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

F-19

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife’s Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife’s Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

F-20

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
Federal agency mortgage backed securities	$89.8	$(1.7)	$311.3	$(8.6)	$401.1	$(10.3)
Corporate bonds	600.4	(13.8)	1,055.7	(30.8)	1,656.1	(44.6)

Total, debt securities	690.2	(15.5)	1,367.0	(39.4)	2,057.2	(54.9)
Common stocks	1.5	(0.2)	—	—	1.5	(0.2)

Total	$691.7	$(15.7)	$1,367.0	$(39.4)	$2,058.7	$(55.1)

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
US Treasury obligations and direct obligations of U.S. government agencies	$11.3	$—	$3.0	$—	$14.3	$—
Federal agency mortgage backed securities	99.3	(0.9)	467.9	(10.6)	567.2	(11.5)
Corporate bonds	760.7	(11.3)	1,563.9	(35.3)	2,324.6	(46.6)

Total, debt securities	871.3	(12.2)	2,034.8	(45.9)	2,906.1	(58.1)
Common stocks	1.6	—	1.3	(0.3)	2.9	(0.3)

Total	$872.9	$(12.2)	$2,036.1	$(46.2)	$2,909.0	$(58.4)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

F-21

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2007
Mortgage loans on real estate	$2.8	$1.5	$2.3	$2.0

Total	$2.8	$1.5	$2.3	$2.0

Year ended December 31, 2006
Mortgage loans on real estate	$4.0	$1.4	$2.6	$2.8

Total	$4.0	$1.4	$2.6	$2.8

Years ended December 31, 2005
Mortgage loans on real estate	$3.3	$2.8	$2.1	$4.0

Total	$3.3	$2.8	$2.1	$4.0

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$3.0	$7.4
Provision for losses	(2.0)	(2.8)

Net impaired mortgage loans on real estate	$1.0	$4.6

F-22

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$5.2	$10.4	$12.5
Interest income recognized on impaired loans	$—	$—	$0.4
The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Expected	$0.1	$0.1	$0.4
Actual	0.1	0.1	0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$176.0	East North Central	$92.6
Hotels	5.3	East South Central	43.3
Industrial	135.8	Middle Atlantic	115.2
Office buildings	140.5	Mountain	74.2
Retail	291.2	New England	78.4
Mixed use	51.1	Pacific	285.2
Agricultural	184.3	South Atlantic	203.0
Other	49.5	West North Central	20.3
		West South Central	120.6
		Canada/Other	0.9

Allowance for losses	(2.0)	Allowance for losses	(2.0)

Total	$1,031.7	Total	$1,031.7

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

F-23

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments (“DIG B36”) and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company’s Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

F-24

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

F-25

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	December 31,
	Notional Amount	2007 Carrying Value	Fair Value	Notional Amount	2006 Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$220.5	$2.5	$2.5	—	—	—
Interest rate cap agreements	150.0	—	—	—	—	—
Embedded derivatives	1.5	—	—	—	—	—

Liabilities:
Derivatives:
Interest rate swap agreements	$1,022.0	$42.1	$42.1	$441.5	$15.7	$15.7
Currency rate swap agreements	24.0	4.6	4.6	21.0	4.9	4.9
Foreign exchange forward agreements	1.0	0.1	0.1	2.0	0.1	0.1
Credit default swaps	8.0	—	—	10.3	0.1	0.1
Embedded derivatives	9.8	0.2	0.2	9.8	0.1	0.1

Note 5—Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal -Restated	$75.8	$23.7	$(8.8)
Foreign	0.5	—	0.5

	76.3	23.7	(8.3)

Deferred taxes:
Federal - Restated	15.5	47.0	79.7

Total income taxes - Restated	$91.8	$70.7	$71.4

F-26

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes – (continued)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% - Restated	$94.6	$74.0	$75.1
Add (deduct):
Prior year taxes - Restated	1.6	2.7	1.0
Tax credits	(3.2)	(3.1)	(3.1)
Foreign taxes	—	—	0.4
Other - Restated	(1.2)	(2.9)	(2.0)

Total income taxes - Restated	$91.8	$70.7	$71.4

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$276.2	$261.8
Other employee benefits	—	5.7
Unrealized losses	—	6.6
Deferred acquisition costs	(57.3)	40.7
Other	11.8	3.9

Total deferred tax assets	$230.7	$318.7

Deferred tax liabilities:
Lease income	67.0	52.6
Securities and other investments	62.8	115.5
Value of business acquired	519.2	535.6
Other	44.4	67.0

Total deferred tax liabilities	693.4	770.7

Net deferred tax liabilities	$462.7	$452.0

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

F-27

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes - (continued)

The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$95.0
Additions based on tax positions related to the current year	14.7
Reductions based on tax positions related to the current year	—
Additions for tax positions of prior years	0.2
Reductions for tax positions of prior years	(3.5)

Balance as of December 31, 2007	$106.4

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

F-28

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

	2007 Premiums		2006 Premiums		2005 Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$157.0	$157.3	$162.9	$163.0	$174.9	$176.3
Assumed	0.9	0.9	0.7	0.7	0.2	0.2
Ceded - Restated	(99.0)	(99.0)	(92.8)	(92.8)	(98.9)	(98.9)

Net life premiums - Restated	$58.9	$59.2	$70.8	$70.9	$76.2	$77.6

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 – Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder’s Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

F-29

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2005	$33.4	—	$33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million)	(57.0)		(57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.5 million)	(4.6)		(4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $8.7 million)	16.1		16.1

Net unrealized gains (losses)	(45.5)		(45.5)

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of $0.4 million)	—	(0.7)	(0.7)

Balance at December 31, 2005	$(12.1)	$(0.7)	$(12.8)

Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million)	8.2	—	8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.0 million)	(3.7)		(3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $1.5 million)	2.7	—	2.7

Net unrealized gains (losses)	7.2	—	7.2

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.2 million)	—	0.5	0.5

Balance at December 31, 2006	$(4.9)	$(0.2)	$(5.1)

Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)	26.8		26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of $7.7 million)	(14.4)		(14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $1.4 million)	(2.5)		(2.5)

Net unrealized gains (losses)	9.9		9.9

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.0 million)	—	0.2	0.2

Balance at December 31, 2007	$5.0	$—	$5.0

F-30

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder’s equity, are summarized as follows:

	2007	2006	2005
	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$(3.7)	$(33.0)	$(27.2)
Equity investments	2.2	12.7	0.1
Other	0.2	—	(0.1)

Total	(1.3)	(20.3)	(27.2)

Amounts of unrealized investment losses (gains) attributable to:
Deferred policy acquisition cost and value of business acquired	8.9	12.8	8.6
Deferred federal income taxes	(2.6)	2.6	6.5

Total	6.3	15.4	15.1

Net unrealized investment (losses) gains	$5.0	$(4.9)	$(12.1)

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners’ “Accounting Practices and Procedures” manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company’s statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company’s statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

F-31

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1— Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2007
Revenues:
Revenue from external customers	$385.3	$19.0	$—	$404.3
Net investment income	359.3	11.6	(3.3)	367.6
Net realized investment gains (losses)	6.8	(0.3)	(2.4)	4.1

Revenues	$751.4	$30.3	$(5.7)	$776.0

Net Income:
Net income	$179.0	$8.1	$(8.6)	$178.5

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10.5	$(0.2)	$—	$10.3
Carrying value of investments accounted for by the equity method	145.4	5.7	—	151.1
Amortization of deferred policy acquisition costs and value of business acquired	51.3	7.8	—	59.1
Income taxes	90.6	0.5	0.7	91.8
Segment assets	$17,235.7	$920.3	$38.2	$18,194.2

F-32

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2006
Revenues:
Revenue from external customers - Restated	$311.8	$21.9	$—	$333.7
Net investment income	348.0	10.1	0.1	358.2
Net realized investment gains (losses)	(5.9)	(0.1)	(0.2)	(6.2)

Revenues - Restated	$653.9	$31.9	$(0.1)	$685.7

Net Income:
Net income - Restated	$141.9	$0.2	$(1.4)	$140.7

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$12.7	$—	$—	$12.7
Carrying value of investments accounted for by the equity method	138.8	7.5	—	146.3
Amortization of deferred policy acquisition costs and value of business acquired - Restated	66.9	9.4	—	76.3
Income taxes - Restated	71.4	(0.2)	(0.5)	70.7
Segment assets - Restated	$16,897.2	$1,041.1	$23.5	$17,961.8

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2005
Revenues:
Revenue from external customers - Restated	$294.1	$28.8	$—	$322.9
Net investment income - Restated	315.9	13.5	(1.0)	328.4
Net realized investment gains (losses)	9.9	1.3	(0.2)	11.0

Revenues - Restated	$619.9	$43.6	(1.2)	$662.3

Net Income:
Net income - Restated	$136.5	$9.0	$(2.3)	$143.2

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$27.8	$0.6	—	$28.4
Carrying value of investments accounted for by the equity method	243.5	12.7	—	256.2
Amortization of deferred policy acquisition costs and value of business acquired - Restated	23.8	9.1	—	32.9
Income taxes - Restated	70.8	1.8	(1.2)	71.4

The Company operates primarily in the United States. The Company has no reportable major customers.

F-33

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers’ estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan’s effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company’s derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities - Restated	$4,967.5	$4,967.5	$4,583.7	$4,583.7
Equity securities	4.5	4.5	122.4	122.4
Mortgage loans on real estate	1,031.7	1,016.1	1,056.2	1,042.8
Policy loans	465.3	465.3	441.6	441.6
Cash and cash equivalents	184.9	184.9	265.5	265.5
Derivatives:
Interest rate swap agreements	2.5	2.5	—	—

Liabilities:
Fixed rate deferred and immediate annuities	$198.8	$191.2	$245.1	$245.1
Derivatives:
Interest rate swap agreements	42.1	42.1	15.7	15.7
Currency rate swap agreements	4.6	4.6	4.9	4.9
Foreign exchange forward agreements	0.1	0.1	0.1	0.1
Credit default swaps	—	—	0.1	0.1
Embedded derivatives	0.2	0.2	0.1	0.1

F-34

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife’s acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

	Gross Carrying Amount	Accumulated Amortization and Other Changes	Net Carrying Amount
	(in millions)
December 31, 2007
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(8.5)	125.9
VOBA	1,376.3	(100.5)	1,275.8

December 31, 2006
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(5.3)	129.1
VOBA	1,376.3	(77.3)	1,299.0

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively	$2.1	$1.8	$1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively	13.1	16.4	34.4

Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively	$15.2	$18.2	$35.8

	Tax Effect	Net Expense
	(in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2008	$19.5	$36.2
2009	20.4	37.8
2010	21.3	39.5
2011	21.9	40.7
2012	22.4	41.6

F-35

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

The following tables present the continuity of each of the Company’s unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2007	$368.5	$42.3	$410.8

Balance at December 31, 2007	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2006	$368.5	$42.3	$410.8

Balance at December 31, 2006	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2007	$79.9	$4.8	$84.7

Balance at December 31, 2007	$79.9	$4.8	$84.7

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2006	$79.9	$4.8	$84.7

Balance at December 31, 2006	$79.9	$4.8	$84.7

Amortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2007	$126.6	$2.5	$129.1
Amortization	(3.2)	—	(3.2)

Balance at December 31, 2007	$123.4	$2.5	$125.9

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2006	$129.3	$2.5	$131.8
Amortization	(2.7)	—	(2.7)

Balance at December 31, 2006	$126.6	$2.5	$129.1

F-36

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2007	$1,251.4	$47.6	$1,299.0
Amortization	(12.4)	(7.7)	(20.1)
Adjustment to unrealized gains on securities available for sale	(2.2)	(0.9)	(3.1)

Balance at December 31, 2007	$1,236.8	$39.0	$1,275.8

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2006	$1,266.7	$56.5	$1,323.2
Amortization	(16.1)	(9.2)	(25.3)
Adjustment to unrealized gains on securities available for sale	0.8	0.3	1.1

Balance at December 31, 2006	$1,251.4	$47.6	$1,299.0

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

	December 31, 2007	December 31, 2006
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,437.8	$6,231.6
Net amount at risk related to deposits	50.9	81.0
Average attained age of contractholders	46	46

F-37

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

	December 31, 2007	December 31, 2006
	(in millions, except for age and percent)
Guaranteed minimum death benefit

Return of net deposits
In the event of death:
Account value	$209.3	$257.4
Net amount at risk	9.4	13.1
Average attained age of contractholders	65	65

Return of net deposits plus a minimum return
In the event of death:
Account value	$112.0	$130.5
Net amount at risk	45.5	47.1
Average attained age of contractholders	67	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$420.8	$506.2
Net amount at risk	30.6	38.8
Average attained age of contractholders	63	64

Guaranteed minimum income benefit
Account value	$47.6	$50.4
Net amount at risk	8.6	8.7
Average attained age of contractholders	63	63

F-38

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in millions)
Domestic Equity	$4,374.1	$4,306.1
International Equity	806.6	771.0
Balanced	894.8	988.1
Bonds	769.2	763.8
Money Market	502.1	506.0

Total	$7,346.8	$7,335.0

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	( in millions)
Balance at January 1, 2007	$30.3	$0.9	$31.2
Incurred guaranteed benefits	3.7	—	3.7
Other reserves changes	(0.4)	0.1	(0.3)

Balance at December 31, 2007	$33.6	$1.0	$34.6

Balance at January 1, 2006	$26.1	$0.7	$26.8
Incurred guaranteed benefits	1.9	—	1.9
Other reserves changes	2.3	0.2	2.5

Balance at December 31, 2006	$30.3	$0.9	$31.2

F-39

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

•	Data used included stochastically generated investment performance scenarios.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above.

•	Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

•

Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

•	Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

•	Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

F-40

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”) comprised of the following sub-accounts:

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Managed Trust
American Growth Trust	Mid Cap Index Trust
American Growth-Income Trust	Mid Cap Intersection Trust
American International Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Cap Value Trust
Capital Appreciation Trust	Mid Value Trust
Classic Value Trust	Money Market Trust B
Core Bond Trust	Natural Resources Trust
Core Equity Trust	Overseas Equity Trust
Dynamic Growth Trust	Pacific Rim Trust
Emerging Growth Trust	Quantitative All Cap Trust
Emerging Markets Value Trust	Quantitative Mid Cap Trust
Emerging Small Company Trust	Quantitative Value Trust
Equity-Income Trust	Real Estate Securities Trust
Financial Services Trust	Real Return Bond Trust
Fundamental Value Trust	Science & Technology Trust
Global Allocation Trust	Short-Term Bond Trust
Global Bond Trust	Small Cap Growth Trust
Global Trust	Small Cap Index Trust
Growth & Income Trust	Small Cap Opportunities Trust
Health Sciences Trust	Small Cap Trust
High Yield Trust	Small Cap Value Trust
Income & Value Trust	Small Company Trust
International Core Trust	Small Company Value Trust
International Equity Index Trust B	Special Value Trust
International Opportunities Trust	Strategic Bond Trust
International Small Cap Trust	Strategic Income Trust
International Value Trust	Strategic Opportunities Trust
Investment Quality Bond Trust	Total Bond Market Trust B
Large Cap Trust	Total Return Trust

2

Total Stock Market Index Trust	Value Trust
U.S. Core Trust	All Asset Portfolio
U.S. Global Leaders Growth Trust	Brandes International Equity Trust
U.S. Government Securities Trust	Business Opportunity Value Trust
U.S. High Yield Bond Trust	CSI Equity Trust
U.S. Large Cap Trust	Frontier Capital Appreciation Trust
Utilities Trust	Turner Core Growth Trust

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2007, the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

3

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 29,027,034 shares (cost $442,081,143)	$537,290,395
Active Bond Trust - 5,418,438 shares (cost $52,356,706)	50,933,319
All Cap Core Trust - 3,170 shares (cost $60,840)	62,893
All Cap Growth Trust - 22,381 shares (cost $400,503)	447,400
All Cap Value Trust - 524,712 shares (cost $5,758,504)	4,271,154
American Blue Chip Income and Growth Trust - 153,441 shares (cost $2,619,303)	2,283,197
American Bond Trust - 162,334 shares (cost $2,170,832)	2,131,445
American Growth Trust - 1,174,676 shares (cost $26,643,299)	25,431,734
American Growth-Income Trust - 208,620 shares (cost $4,089,674)	4,074,346
American International Trust - 640,664 shares (cost $15,830,309)	17,112,135
Blue Chip Growth Trust - 5,304,968 shares (cost $92,052,685)	114,905,615
Capital Appreciation Trust - 3,594,943 shares (cost $32,136,887)	36,165,127
Classic Value Trust - 450,049 shares (cost $6,902,291)	5,508,598
Core Bond Trust - 232,196 shares (cost $2,915,883)	2,909,421
Core Equity Trust - 168,124 shares (cost $2,383,832)	2,227,647
Dynamic Growth Trust - 76,916 shares (cost $487,055)	508,418
Emerging Growth Trust - 146,957 shares (cost $1,724,330)	1,416,670
Emerging Markets Value Trust - 276,771 shares (cost $3,970,296)	4,029,782
Emerging Small Company Trust - 10,109 shares (cost $277,143)	248,176
Equity-Income Trust - 11,868,063 shares (cost $198,386,577)	194,992,271
Financial Services Trust - 154,884 shares (cost $2,547,106)	2,250,471
Fundamental Value Trust - 362,239 shares (cost $5,814,690)	5,958,835
Global Allocation Trust - 1,083,879 shares (cost $13,489,519)	12,117,769
Global Bond Trust - 2,134,036 shares (cost $31,661,540)	32,351,982
Global Trust - 118,165 shares (cost $2,205,109)	2,115,155
Growth & Income Trust - 7,372,859 shares (cost $89,055,685)	93,414,122
Health Sciences Trust - 448,144 shares (cost $6,815,222)	6,775,944
High Yield Trust - 1,803,746 shares (cost $18,058,125)	17,063,434
Income & Value Trust - 108,704 shares (cost $1,261,582)	1,180,530
International Core Trust - 828,079 shares (cost $12,215,811)	11,891,214
International Equity Index Trust B - 7,414,509 shares (cost $130,828,226)	156,149,560
International Opportunities Trust - 1,038,697 shares (cost $18,999,507)	18,343,392
International Small Cap Trust - 538,047 shares (cost $12,233,537)	10,077,613
International Value Trust - 733,083 shares (cost $12,956,621)	12,506,394
Investment Quality Bond Trust - 1,949,952 shares (cost $22,217,077)	21,995,461
Large Cap Trust - 58,312 shares (cost $915,563)	840,282
Large Cap Value Trust - 797,303 shares (cost $18,078,032)	17,843,635
Lifestyle Aggressive Trust - 826,619 shares (cost $9,194,740)	8,952,286
Lifestyle Balanced Trust - 1,214,735 shares (cost $16,711,921)	16,568,989
Lifestyle Conservative Trust - 160,988 shares (cost $2,133,509)	2,097,673
Lifestyle Growth Trust - 3,520,971 shares (cost $48,649,633)	48,518,976
Lifestyle Moderate Trust - 110,261 shares (cost $1,474,942)	1,434,489
Managed Trust - 4,020,792 shares (cost $51,072,955)	50,983,640
Mid Cap Index Trust - 707,144 shares (cost $13,702,329)	12,311,375
Mid Cap Intersection Trust - 2,077 shares (cost $25,114)	24,176
Mid Cap Stock Trust - 3,621,776 shares (cost $57,110,666)	58,057,066

4

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
Mid Cap Value Trust - 594,829 shares (cost $9,439,062)	$7,619,761
Mid Value Trust - 5,663,971 shares (cost $68,812,174)	60,377,934
Money Market Trust B - 172,544,799 shares (cost $172,544,799)	172,544,799
Natural Resources Trust - 888,476 shares (cost $28,030,666)	25,437,081
Overseas Equity Trust - 5,076,537 shares (cost $60,239,302)	70,614,626
Pacific Rim Trust - 475,157 shares (cost $5,771,017)	4,998,652
Quantitative All Cap Trust - 20,005 shares (cost $347,147)	308,071
Quantitative Mid Cap Trust - 30,524 shares (cost $351,210)	262,815
Quantitative Value Trust - 149,718 shares (cost $2,227,399)	1,911,898
Real Estate Securities Trust - 5,113,110 shares (cost $97,173,536)	63,095,771
Real Return Bond Trust - 1,526,142 shares (cost $20,016,135)	20,480,821
Science & Technology Trust - 83,844 shares (cost $1,205,416)	1,247,596
Short-Term Bond Trust - 14,198,145 shares (cost $140,621,922)	134,030,487
Small Cap Growth Trust - 6,071,770 shares (cost $59,678,277)	62,782,101
Small Cap Index Trust - 1,236,764 shares (cost $18,508,598)	17,562,054
Small Cap Opportunities Trust - 60,949 shares (cost $1,406,475)	1,251,287
Small Cap Trust - 75,745 shares (cost $1,043,608)	880,152
Small Cap Value Trust - 6,115,670 shares (cost $115,059,303)	98,890,378
Small Company Trust - 127,924 shares (cost $1,788,903)	1,444,259
Small Company Value Trust - 184,444 shares (cost $3,916,587)	3,358,726
Special Value Trust	—
Strategic Bond Trust - 370,891 shares (cost $4,339,590)	4,035,299
Strategic Income Trust - 20,615 shares (cost $280,692)	282,627
Strategic Opportunities Trust	—
Total Bond Market Trust B - 4,744,711 shares (cost $47,642,369)	46,640,510
Total Return Trust - 7,591,961 shares (cost $103,674,361)	105,376,417
Total Stock Market Index Trust - 2,393,798 shares (cost $27,491,855)	31,071,504
U.S. Core Trust - 51,121 shares (cost $1,078,384)	992,762
U.S. Global Leaders Growth Trust - 20,996 shares (cost $284,064)	282,609
U.S. Government Securities Trust - 96,093 shares (cost $1,279,140)	1,229,034
U.S. High Yield Bond Trust - 55,645 shares (cost $734,479)	696,121
U.S. Large Cap Trust - 409,680 shares (cost $6,655,557)	6,538,499
Utilities Trust - 1,331,205 shares (cost $20,595,096)	19,062,851
Value Trust - 348,791 shares (cost $7,350,001)	6,051,525
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 689,062 shares (cost $8,171,834)	8,096,477
Brandes International Equity Trust - 9,425,310 shares (cost $170,140,342)	173,896,961
Business Opportunity Value Trust - 2,042,412 shares (cost $25,331,476)	24,733,608
CSI Equity Trust - 14,458 shares (cost $193,065)	226,843
Frontier Capital Appreciation Trust - 2,815,540 shares (cost $68,157,347)	69,656,450
Turner Core Growth Trust - 3,419,141 shares (cost $55,095,750)	66,741,626

Total assets	$2,943,485,198

Contract Owners’ Equity

Variable universal life insurance contracts	$2,943,485,198

See accompanying notes.

5

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$15,789,468	$5,346,362	$4,600,515	$1,979,808

Total Investment Income	15,789,468	5,346,362	4,600,515	1,979,808
Expenses:
Mortality and expense risk	351,827	475,018	70,894	94,482

Net investment income (loss)	15,437,641	4,871,344	4,529,621	1,885,326

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	18,161,411	14,900,978	152,552	379,368

Realized gains (losses)	18,161,411	14,900,978	152,552	379,368
Unrealized appreciation (depreciation) during the period	(7,562,680)	47,443,751	(2,618,222)	741,018

Net increase (decrease) in assets from operations	26,036,372	67,216,073	2,063,951	3,005,712

Changes from principal transactions:
Transfer of net premiums	24,824,092	20,894,378	2,727,962	3,698,026
Transfer on terminations	(27,436,601)	(44,598,334)	(7,268,460)	(7,307,879)
Transfer on policy loans	(2,356,151)	(673,717)	(371,444)	(440,856)
Net interfund transfers	10,005,836	9,383,371	(555,527)	(17,792,680)

Net increase (decrease) in assets from principal transactions	5,037,176	(14,994,302)	(5,467,469)	(21,843,389)

Total increase (decrease) in assets	31,073,548	52,221,771	(3,403,518)	(18,837,677)
Assets, beginning of period	506,216,847	453,995,076	54,336,837	73,174,514

Assets, end of period	$537,290,395	$506,216,847	$50,933,319	$54,336,837

See accompanying notes.

6

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$585,362	$374,984	$1,137	$1,692	$582	—

585,362	374,984	1,137	1,692	582	—

993	3,537	105	416	307	175

584,369	371,447	1,032	1,276	275	(175)

—	18,574	—	—	—	—
(27,165)	(1,357)	2,833	14,897	17,722	2,841

(27,165)	17,217	2,833	14,897	17,722	2,841
109,437	(77,759)	(1,985)	(3,439)	31,673	13,088

666,641	310,905	1,880	12,734	49,670	15,754

97,521	133,737	21,103	12,575	11,714	8,321
(157,262)	(113,334)	(4,069)	(4,367)	(15,079)	(13,018)
(1,578)	(1,047)	—	—	—	—
96,562	1,743,753	(22,553)	(125,199)	(8,954)	346,393

35,243	1,763,109	(5,519)	(116,991)	(12,319)	341,696

701,884	2,074,014	(3,639)	(104,257)	37,351	357,450
7,394,593	5,320,579	66,532	170,789	410,049	52,599

$8,096,477	$7,394,593	$62,893	$66,532	$447,400	$410,049

7

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$75,079	$19,320	$53,283	$2,317

Total Investment Income	75,079	19,320	53,283	2,317
Expenses:
Mortality and expense risk	4,372	4,666	1,446	592

Net investment income (loss)	70,707	14,654	51,837	1,725

Realized gains (losses) on investments:
Capital gain distributions	1,754,766	406,244	362,683	7,132
Net realized gain (loss)	(154,562)	(77,186)	5,027	38,561

Realized gains (losses)	1,600,204	329,058	367,710	45,693
Unrealized appreciation (depreciation) during the period	(1,359,830)	(144,450)	(406,900)	66,690

Net increase (decrease) in assets from operations	311,081	199,262	12,647	114,108

Changes from principal transactions:
Transfer of net premiums	245,761	257,539	122,955	59,864
Transfer on terminations	(151,783)	(61,610)	(94,358)	(34,555)
Transfer on policy loans	(210,239)	966	(2,887)	—
Net interfund transfers	(16,216)	3,376,968	725,424	1,290,200

Net increase (decrease) in assets from principal transactions	(132,477)	3,573,863	751,134	1,315,509

Total increase (decrease) in assets	178,604	3,773,125	763,781	1,429,617
Assets, beginning of period	4,092,550	319,425	1,519,416	89,799

Assets, end of period	$4,271,154	$4,092,550	$2,283,197	$1,519,416

(t)	Fund available in prior year but no activity.

See accompanying notes.

8

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$80,401	—	$330,861	$32,918	$105,009	$21,971

80,401	—	330,861	32,918	105,009	21,971

6,610	163	15,251	11,288	8,245	5,976

73,791	(163)	315,610	21,630	96,764	15,995

573	—	2,487,748	69,926	180,083	2,350
(294)	3,250	2,771,364	510,188	(243,446)	49,251

279	3,250	5,259,112	580,114	(63,363)	51,601
(48,536)	9,148	(2,702,074)	560,209	(317,165)	238,463

25,534	12,235	2,872,648	1,161,953	(283,764)	306,059

128,497	3,951	1,650,629	1,430,216	378,602	175,135
(21,020)	(7,717)	(3,289,589)	(2,010,181)	(126,792)	(222,468)
—	—	(132,550)	310,298	(113,580)	—
1,724,890	265,075	(318,590)	14,469,576	1,440,481	490,589

1,832,367	261,309	(2,090,100)	14,199,909	1,578,711	443,256

1,857,901	273,544	782,548	15,361,862	1,294,947	749,315
273,544	—	24,649,186	9,287,324	2,779,399	2,030,084

$2,131,445	$273,544	$25,431,734	$24,649,186	$4,074,346	$2,779,399

9

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$348,932	$63,139	$885,358	$257,606

Total Investment Income	348,932	63,139	885,358	257,606
Expenses:
Mortality and expense risk	17,081	13,364	224,656	231,280

Net investment income (loss)	331,851	49,775	660,702	26,326

Realized gains (losses) on investments:
Capital gain distributions	1,302,174	72,496	—	—
Net realized gain (loss)	683,953	677,576	7,091,325	2,764,010

Realized gains (losses)	1,986,127	750,072	7,091,325	2,764,010
Unrealized appreciation (depreciation) during the period	159,105	595,009	4,669,237	6,578,734

Net increase (decrease) in assets from operations	2,477,083	1,394,856	12,421,264	9,369,070

Changes from principal transactions:
Transfer of net premiums	676,557	864,614	5,319,821	6,108,469
Transfer on terminations	(1,573,563)	(1,969,948)	(7,626,217)	(6,016,611)
Transfer on policy loans	(135,529)	63,446	293,829	(466,194)
Net interfund transfers	3,479,041	7,610,196	(338,687)	(6,045,363)

Net increase (decrease) in assets from principal transactions	2,446,506	6,568,308	(2,351,254)	(6,419,699)

Total increase (decrease) in assets	4,923,589	7,963,164	10,070,010	2,949,371
Assets, beginning of period	12,188,546	4,225,382	104,835,605	101,886,234

Assets, end of period	$17,112,135	$12,188,546	$114,905,615	$104,835,605

See accompanying notes.

10

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$3,518,855	$1,967,684	$160,054	$105,533	$139,782	—

3,518,855	1,967,684	160,054	105,533	139,782	—

7,703	57,215	500	7,125	62,088	50,894

3,511,152	1,910,469	159,554	98,408	77,694	(50,894)

23,518,109	11,939,493	1,911,196	1,631,496	157,261	1,305,156
14,167,110	5,410,060	393,026	105,371	680,642	(2,429,057)

37,685,219	17,349,553	2,304,222	1,736,867	837,903	(1,123,901)
(28,794,598)	12,512,165	(1,386,907)	776,712	3,168,605	952,821

12,401,773	31,772,187	1,076,869	2,611,987	4,084,202	(221,974)

8,127,759	6,522,259	3,089,203	2,313,112	2,678,071	2,619,441
(10,817,143)	(7,602,324)	(1,458,449)	(1,176,677)	(3,055,733)	(3,859,932)
(424,690)	102,304	(234,194)	(37,290)	8,374	(291,404)
7,297,745	7,687,502	(98,067)	2,020,101	(5,300,559)	29,265,762

4,183,671	6,709,741	1,298,493	3,119,246	(5,669,847)	27,733,867

16,585,444	38,481,928	2,375,362	5,731,233	(1,585,645)	27,511,893
157,311,517	118,829,589	22,358,246	16,627,013	37,750,772	10,238,879

$173,896,961	$157,311,517	$24,733,608	$22,358,246	$36,165,127	$37,750,772

11

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust		Core Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$109,706	$44,765	$145,374	$17,398

Total Investment Income	109,706	44,765	145,374	17,398
Expenses:
Mortality and expense risk	2,537	4,327	465	107

Net investment income (loss)	107,169	40,438	144,909	17,291

Realized gains (losses) on investments:
Capital gain distributions	662,448	86,927	—	—
Net realized gain (loss)	(89,214)	814,106	9,081	(849)

Realized gains (losses)	573,234	901,033	9,081	(849)
Unrealized appreciation (depreciation) during the period	(1,570,250)	257,894	(35,183)	26,079

Net increase (decrease) in assets from operations	(889,847)	1,199,365	118,807	42,521

Changes from principal transactions:
Transfer of net premiums	126,766	266,745	265,636	261,418
Transfer on terminations	(457,401)	(218,119)	(51,040)	(50,966)
Transfer on policy loans	259	622,008	10	—
Net interfund transfers	2,033,447	302,877	1,379,283	552,429

Net increase (decrease) in assets from principal transactions	1,703,071	973,511	1,593,889	762,881

Total increase (decrease) in assets	813,224	2,172,876	1,712,696	805,402
Assets, beginning of period	4,695,374	2,522,498	1,196,725	391,323

Assets, end of period	$5,508,598	$4,695,374	$2,909,421	$1,196,725

See accompanying notes.

12

Sub-Account
Core Equity Trust		CSI Equity Trust		Dynamic Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$714	—	$2,070	$1,485	—	—

714	—	2,070	1,485	—	—

392	1,614	—	—	1,363	1,036

322	(1,614)	2,070	1,485	(1,363)	(1,036)

186,717	118,650	20,017	1,016	—	—
67,716	(4,140)	1,254	732	38,899	765

254,433	114,510	21,271	1,748	38,899	765
(364,332)	112,879	(5,000)	27,534	(10,054)	30,112

(109,577)	225,775	18,341	30,767	27,482	29,841

322,661	274,495	852	852	88,053	70,465
(116,021)	(69,562)	(3,962)	(3,266)	(207,738)	(9,953)
(43,717)	(12,240)	—	—	(236)	(225)
(938,887)	1,374,678	10,016	—	147,261	53,455

(775,964)	1,567,371	6,906	(2,414)	27,340	113,742

(885,541)	1,793,146	25,247	28,353	54,822	143,583
3,113,188	1,320,042	201,596	173,243	453,596	310,013

$2,227,647	$3,113,188	$226,843	$201,596	$508,418	$453,596

13

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Growth Trust		Emerging Markets Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (s)
Income:
Dividend income distribution	$2,237	—	$26,122

Total Investment Income	2,237	—	26,122
Expenses:
Mortality and expense risk	2,196	3,165	401

Net investment income (loss)	41	(3,165)	25,721

Realized gains (losses) on investments:
Capital gain distributions	552,441	303,611	85,458
Net realized gain (loss)	(317,407)	(133,290)	10,508

Realized gains (losses)	235,034	170,321	95,966
Unrealized appreciation (depreciation) during the period	(177,651)	(138,493)	59,486

Net increase (decrease) in assets from operations	57,424	28,663	181,173

Changes from principal transactions:
Transfer of net premiums	80,464	45,097	5,844
Transfer on terminations	(33,160)	(115,717)	(1,637,581)
Transfer on policy loans	(81)	—	—
Net interfund transfers	(1,081,299)	2,173,140	5,480,346

Net increase (decrease) in assets from principal transactions	(1,034,076)	2,102,520	3,848,609

Total increase (decrease) in assets	(976,652)	2,131,183	4,029,782
Assets, beginning of period	2,393,322	262,139	—

Assets, end of period	$1,416,670	$2,393,322	$4,029,782

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

14

Sub-Account
Emerging Small Company Trust		Equity-Income Trust		Financial Services Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$6,005,134	$2,999,983	$28,552	$7,402

—	—	6,005,134	2,999,983	28,552	7,402

330	467	238,341	260,416	4,227	6,340

(330)	(467)	5,766,793	2,739,567	24,325	1,062

58,902	8,314	22,777,975	11,934,300	342,911	33
(20,207)	4,338	5,981,218	5,362,248	130,188	277,563

38,695	12,652	28,759,193	17,296,548	473,099	277,596
(24,318)	(11,198)	(28,366,661)	13,782,282	(636,644)	170,400

14,047	987	6,159,325	33,818,397	(139,220)	449,058

45,777	58,747	8,788,311	12,014,970	115,774	93,369
(17,542)	(14,300)	(13,942,275)	(17,048,960)	(125,566)	(97,525)
(2,756)	—	(597,232)	(36,246)	3,245	(135)
(33,911)	92,645	(5,141,591)	(17,976,802)	519,660	(100,845)

(8,432)	137,092	(10,892,787)	(23,047,038)	513,113	(105,136)

5,615	138,079	(4,733,462)	10,771,359	373,893	343,922
242,561	104,482	199,725,733	188,954,374	1,876,578	1,532,656

$248,176	$242,561	$194,992,271	$199,725,733	$2,250,471	$1,876,578

15

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	$96,030	$43,516

Total Investment Income	—	—	96,030	43,516
Expenses:
Mortality and expense risk	3,266	27,071	4,856	2,179

Net investment income (loss)	(3,266)	(27,071)	91,174	41,337

Realized gains (losses) on investments:
Capital gain distributions	6,285,978	5,852,350	218,599	166,980
Net realized gain (loss)	5,800,134	3,314,966	411,184	416,761

Realized gains (losses)	12,086,112	9,167,316	629,783	583,741
Unrealized appreciation (depreciation) during the period	(4,638,662)	(103,272)	(552,031)	251,446

Net increase (decrease) in assets from operations	7,444,184	9,036,973	168,926	876,524

Changes from principal transactions:
Transfer of net premiums	4,243,159	3,901,518	455,024	788,461
Transfer on terminations	(4,184,103)	(3,471,997)	(2,108,557)	(625,434)
Transfer on policy loans	(219,127)	78,230	(76,145)	(1)
Net interfund transfers	(1,628,311)	(178,910)	405,705	590,053

Net increase (decrease) in assets from principal transactions	(1,788,382)	328,841	(1,323,973)	753,079

Total increase (decrease) in assets	5,655,802	9,365,814	(1,155,047)	1,629,603
Assets, beginning of period	64,000,648	54,634,834	7,113,882	5,484,279

Assets, end of period	$69,656,450	$64,000,648	$5,958,835	$7,113,882

See accompanying notes.

16

Sub-Account
Global Allocation Trust		Global Bond Trust		Global Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$649,017	$6,392	$2,453,017	—	$43,713	$13,139

649,017	6,392	2,453,017	—	43,713	13,139

323	895	31,722	51,007	165	1,068

648,694	5,497	2,421,295	(51,007)	43,548	12,071

873,485	—	—	341,023	118,826	—
33,250	29,768	(129,286)	(419,339)	81,824	34,230

906,735	29,768	(129,286)	(78,316)	200,650	34,230
(1,445,275)	51,248	823,305	1,460,277	(243,806)	135,574

110,154	86,513	3,115,314	1,330,954	392	181,875

1,983,405	262,087	1,134,559	1,314,608	286,037	146,142
(122,923)	(127,506)	(1,791,566)	(4,965,757)	(167,331)	(28,091)
—	—	21,578	(38,322)	(28,926)	—
9,076,226	435,001	3,846,601	832,607	738,662	619,089

10,936,708	569,582	3,211,172	(2,856,864)	828,442	737,140

11,046,862	656,095	6,326,486	(1,525,910)	828,834	919,015
1,070,907	414,812	26,025,496	27,551,406	1,286,321	367,306

$12,117,769	$1,070,907	$32,351,982	$26,025,496	$2,115,155	$1,286,321

17

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Growth & Income Trust		Health Sciences Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,743,108	$1,016,793	—	—

Total Investment Income	1,743,108	1,016,793	—	—
Expenses:
Mortality and expense risk	282,935	563,784	7,447	13,938

Net investment income (loss)	1,460,173	453,009	(7,447)	(13,938)

Realized gains (losses) on investments:
Capital gain distributions	8,996,042	10,732,333	1,197,677	616,485
Net realized gain (loss)	1,117,802	(5,874,051)	239,873	302,461

Realized gains (losses)	10,113,844	4,858,282	1,437,550	918,946
Unrealized appreciation (depreciation) during the period	(7,648,286)	9,623,958	(461,626)	(453,493)

Net increase (decrease) in assets from operations	3,925,731	14,935,249	968,477	451,515

Changes from principal transactions:
Transfer of net premiums	4,231,027	5,849,523	316,608	454,331
Transfer on terminations	(7,138,086)	(6,905,684)	(417,368)	(398,158)
Transfer on policy loans	(230,785)	(258,909)	(48,097)	(124,722)
Net interfund transfers	(10,537,998)	(95,367,880)	63,954	187,046

Net increase (decrease) in assets from principal transactions	(13,675,842)	(96,682,950)	(84,903)	118,497

Total increase (decrease) in assets	(9,750,111)	(81,747,701)	883,574	570,012
Assets, beginning of period	103,164,233	184,911,934	5,892,370	5,322,358

Assets, end of period	$93,414,122	$103,164,233	$6,775,944	$5,892,370

(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

18

Sub-Account
High Yield Trust		Income & Value Trust		International Core Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)

$2,295,521	$1,170,394	$50,845	$31,465	$262,780	$14,200

2,295,521	1,170,394	50,845	31,465	262,780	14,200

26,146	36,488	881	788	2,719	4,599

2,269,375	1,133,906	49,964	30,677	260,061	9,601

—	—	86,293	—	1,501,409	108,010
342,314	157,586	25,837	34,401	81,897	(43,404)

342,314	157,586	112,130	34,401	1,583,306	64,606
(2,305,857)	497,856	(149,082)	52,219	(664,888)	328,758

305,832	1,789,348	13,012	117,297	1,178,479	402,965

1,082,096	1,233,666	97,722	297,539	250,087	221,566
(1,457,364)	(768,172)	(21,581)	(39,209)	(182,361)	(380,570)
104,195	98,198	—	—	(68)	—
(2,497,747)	(519,108)	(237,257)	443,819	319,791	9,481,031

(2,768,820)	44,584	(161,116)	702,149	387,449	9,322,027

(2,462,988)	1,833,932	(148,104)	819,446	1,565,928	9,724,992
19,526,422	17,692,490	1,328,634	509,188	10,325,286	600,294

$17,063,434	$19,526,422	$1,180,530	$1,328,634	$11,891,214	$10,325,286

19

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,085,024	$696,476	$226,051	$36,799

Total Investment Income	7,085,024	696,476	226,051	36,799
Expenses:
Mortality and expense risk	147,446	141,431	5,675	5,953

Net investment income (loss)	6,937,578	555,045	220,376	30,846

Realized gains (losses) on investments:
Capital gain distributions	13,400,708	681,145	2,511,007	296,026
Net realized gain (loss)	4,463,441	6,516,837	229,923	433,983

Realized gains (losses)	17,864,149	7,197,982	2,740,930	730,009
Unrealized appreciation (depreciation) during the period	(5,290,872)	14,221,163	(1,444,793)	408,662

Net increase (decrease) in assets from operations	19,510,855	21,974,190	1,516,513	1,169,517

Changes from principal transactions:
Transfer of net premiums	6,591,233	2,324,340	386,124	335,833
Transfer on terminations	(5,239,331)	(9,840,180)	(878,691)	(438,428)
Transfer on policy loans	(254,042)	(230,619)	(4,771)	(10,128)
Net interfund transfers	24,976,376	16,378,575	11,091,160	1,001,710

Net increase (decrease) in assets from principal transactions	26,074,236	8,632,116	10,593,822	888,987

Total increase (decrease) in assets	45,585,091	30,606,306	12,110,335	2,058,504
Assets, beginning of period	110,564,469	79,958,163	6,233,057	4,174,553

Assets, end of period	$156,149,560	$110,564,469	$18,343,392	$6,233,057

See accompanying notes.

20

Sub-Account
International Small Cap Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$276,565	$35,562	$599,326	$116,398	$2,259,584	$24,464

276,565	35,562	599,326	116,398	2,259,584	24,464

6,658	4,126	18,272	12,618	120,779	41,906

269,907	31,436	581,054	103,780	2,138,805	(17,442)

2,593,380	—	2,195,566	273,491	—	—
345,689	139,955	916,865	341,785	(41,914)	629

2,939,069	139,955	3,112,431	615,276	(41,914)	629
(2,676,210)	491,317	(2,434,691)	1,747,035	(746,665)	523,791

532,766	662,708	1,258,794	2,466,091	1,350,226	506,978

408,701	139,110	999,184	1,221,192	93,764	48,098
(326,443)	(64,083)	(2,276,301)	(170,895)	(4,070,742)	(144,259)
(47,794)	—	(35,703)	(27,317)	—	—
5,317,923	2,471,554	(4,369,864)	9,764,924	1,451,434	22,637,945

5,352,387	2,546,581	(5,682,684)	10,787,904	(2,525,544)	22,541,784

5,885,153	3,209,289	(4,423,890)	13,253,995	(1,175,318)	23,048,762
4,192,460	983,171	16,930,284	3,676,289	23,170,779	122,017

$10,077,613	$4,192,460	$12,506,394	$16,930,284	$21,995,461	$23,170,779

21

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Large Cap Growth Trust	Large Cap Trust

	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$158,200	$8,435	$643

Total Investment Income	158,200	8,435	643
Expenses:
Mortality and expense risk	24,508	1,566	405

Net investment income (loss)	133,692	6,869	238

Realized gains (losses) on investments:
Capital gain distributions	—	55,309	3,698
Net realized gain (loss)	2,414,585	19,014	44,622

Realized gains (losses)	2,414,585	74,323	48,320
Unrealized appreciation (depreciation) during the period	(1,752,392)	(95,602)	18,246

Net increase (decrease) in assets from operations	795,885	(14,410)	66,804

Changes from principal transactions:
Transfer of net premiums	952,731	83,770	38,891
Transfer on terminations	(1,532,751)	(181,384)	(23,495)
Transfer on policy loans	(57,634)	(26,447)	(5,790)
Net interfund transfers	(34,879,628)	622,309	204,482

Net increase (decrease) in assets from principal transactions	(35,517,282)	498,248	214,088

Total increase (decrease) in assets	(34,721,397)	483,838	280,892
Assets, beginning of period	34,721,397	356,444	75,552

Assets, end of period	—	$840,282	$356,444

(u)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

See accompanying notes.

22

Sub-Account
Large Cap Value Trust		Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)

$188,143	$117,726	$705,768	$121,537	$1,124,170	$342,619

188,143	117,726	705,768	121,537	1,124,170	342,619

12,570	14,500	10,456	6,632	15,797	7,489

175,573	103,226	695,312	114,905	1,108,373	335,130

1,055,278	1,907,278	170,057	321,745	26,527	403,285
375,060	(561,700)	53,217	(129,445)	183,454	31,889

1,430,338	1,345,578	223,274	192,300	209,981	435,174
(978,896)	402,911	(385,667)	115,678	(421,376)	232,915

627,015	1,851,715	532,919	422,883	896,978	1,003,219

895,446	755,040	916,852	446,524	2,059,903	2,352,837
(2,051,098)	(3,955,754)	(217,699)	(324,142)	(968,845)	(609,310)
(19,226)	72,822	(48)	(41)	(2,232,858)	(1,197,564)
5,967,481	(8,945,086)	2,851,628	3,783,142	4,244,422	9,061,455

4,792,603	(12,072,978)	3,550,733	3,905,483	3,102,622	9,607,418

5,419,618	(10,221,263)	4,083,652	4,328,366	3,999,600	10,610,637
12,424,017	22,645,280	4,868,634	540,268	12,569,389	1,958,752

$17,843,635	$12,424,017	$8,952,286	$4,868,634	$16,568,989	$12,569,389

23

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Income:
Dividend income distribution	$148,507	$62,981	$3,031,930	$1,147,127

Total Investment Income	148,507	62,981	3,031,930	1,147,127
Expenses:
Mortality and expense risk	—	373	65,045	35,621

Net investment income (loss)	148,507	62,608	2,966,885	1,111,506

Realized gains (losses) on investments:
Capital gain distributions	5,016	40,467	186,191	1,304,594
Net realized gain (loss)	4,950	(3,769)	116,830	(31,384)

Realized gains (losses)	9,966	36,698	303,021	1,273,210
Unrealized appreciation (depreciation) during the period	(63,670)	17,116	(949,549)	458,191

Net increase (decrease) in assets from operations	94,803	116,422	2,320,357	2,842,907

Changes from principal transactions:
Transfer of net premiums	240,636	195,510	4,660,283	2,038,443
Transfer on terminations	(65,158)	(34,851)	(1,560,375)	(781,415)
Transfer on policy loans	—	—	(53,042)	(787)
Net interfund transfers	153,917	634,800	12,428,306	16,735,908

Net increase (decrease) in assets from principal transactions	329,395	795,459	15,475,172	17,992,149

Total increase (decrease) in assets	424,198	911,881	17,795,529	20,835,056
Assets, beginning of period	1,673,475	761,594	30,723,447	9,888,391

Assets, end of period	$2,097,673	$1,673,475	$48,518,976	$30,723,447

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(v)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

24

Sub-Account
Lifestyle Moderate Trust		Managed Trust		Mid Cap Core Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (v)

$85,582	$14,273	$2,851,651	$2,717,862	$132,557

85,582	14,273	2,851,651	2,717,862	132,557

1,676	1,009	167,299	675,369	646

83,906	13,264	2,684,352	2,042,493	131,911

1,836	13,851	1,052,142	12,165,567	1,739,836
3,761	(118)	199,504	(10,847,348)	(1,816,653)

5,597	13,733	1,251,646	1,318,219	(76,817)
(51,396)	5,485	(3,017,809)	1,615,416	(39,811)

38,107	32,482	918,189	4,976,128	15,283

210,309	90,317	2,679,728	3,735,756	148,416
(55,125)	(11,105)	(4,338,712)	(6,599,178)	(80,264)
(67,136)	—	(964,869)	(219,375)	(89,030)
491,953	380,382	(2,935,907)	(132,853,295)	(697,279)

580,001	459,594	(5,559,760)	(135,936,092)	(718,157)

618,108	492,076	(4,641,571)	(130,959,964)	(702,874)
816,381	324,305	55,625,211	186,585,175	702,874

$1,434,489	$816,381	$50,983,640	$55,625,211	—

25

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (s)
Income:
Dividend income distribution	$203,188	$39,928	$3

Total Investment Income	203,188	39,928	3
Expenses:
Mortality and expense risk	6,641	4,201	26

Net investment income (loss)	196,547	35,727	(23)

Realized gains (losses) on investments:
Capital gain distributions	1,669,496	267,681	—
Net realized gain (loss)	934,979	327,410	(4)

Realized gains (losses)	2,604,475	595,091	(4)
Unrealized appreciation (depreciation) during the period	(1,758,320)	(81,758)	(938)

Net increase (decrease) in assets from operations	1,042,702	549,060	(965)

Changes from principal transactions:
Transfer of net premiums	1,091,096	1,008,142	616
Transfer on terminations	(2,981,329)	(1,346,985)	(413)
Transfer on policy loans	(121,953)	299,947	—
Net interfund transfers	(4,330,217)	12,152,018	24,938

Net increase (decrease) in assets from principal transactions	(6,342,403)	12,113,122	25,141

Total increase (decrease) in assets	(5,299,701)	12,662,182	24,176
Assets, beginning of period	17,611,076	4,948,894	—

Assets, end of period	$12,311,375	$17,611,076	$24,176

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

26

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust		Mid Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$5,279	—	$101,397	$57,255	$1,420,965	$174,535

5,279	—	101,397	57,255	1,420,965	174,535

74,046	86,340	8,170	6,668	56,484	69,024

(68,767)	(86,340)	93,227	50,587	1,364,481	105,511

14,791,693	2,834,744	2,367,619	1,245,525	13,187,174	4,410,659
5,085,384	3,478,941	(445,646)	(47,574)	1,324,432	2,045,743

19,877,077	6,313,685	1,921,973	1,197,951	14,511,606	6,456,402
(8,015,548)	698,014	(1,954,079)	(281,131)	(15,589,615)	4,214,119

11,792,762	6,925,359	61,121	967,407	286,472	10,776,032

2,305,824	3,722,581	562,195	823,462	3,665,089	3,813,065
(5,250,343)	(6,614,458)	(707,588)	(1,288,612)	(3,120,100)	(3,080,768)
(465,876)	(173,090)	(83,743)	(87,133)	(351,787)	199,307
(8,920,151)	(10,873,461)	(547,758)	35,733	49,364	(6,964,612)

(12,330,546)	(13,938,428)	(776,894)	(516,550)	242,566	(6,033,008)

(537,784)	(7,013,069)	(715,773)	450,857	529,038	4,743,024
58,594,850	65,607,919	8,335,534	7,884,677	59,848,896	55,105,872

$58,057,066	$58,594,850	$7,619,761	$8,335,534	$60,377,934	$59,848,896

27

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,151,200	$6,650,391	$237,593	$60,560

Total Investment Income	7,151,200	6,650,391	237,593	60,560
Expenses:
Mortality and expense risk	209,633	201,530	15,735	15,232

Net investment income (loss)	6,941,567	6,448,861	221,858	45,328

Realized gains (losses) on investments:
Capital gain distributions	—	—	8,589,908	1,911,626
Net realized gain (loss)	—	—	705,465	(172,003)

Realized gains (losses)	—	—	9,295,373	1,739,623
Unrealized appreciation (depreciation) during the period	—	—	(2,996,322)	(185,419)

Net increase (decrease) in assets from operations	6,941,567	6,448,861	6,520,909	1,599,532

Changes from principal transactions:
Transfer of net premiums	96,579,054	81,713,341	544,989	661,838
Transfer on terminations	(27,104,118)	(33,256,052)	(1,472,009)	(501,058)
Transfer on policy loans	6,031,353	(3,516,866)	(312,375)	(46,467)
Net interfund transfers	(56,915,785)	(23,219,152)	5,966,687	6,766,863

Net increase (decrease) in assets from principal transactions	18,590,504	21,721,271	4,727,292	6,881,176

Total increase (decrease) in assets	25,532,071	28,170,132	11,248,201	8,480,708
Assets, beginning of period	147,012,728	118,842,596	14,188,880	5,708,172

Assets, end of period	$172,544,799	$147,012,728	$25,437,081	$14,188,880

See accompanying notes.

28

Sub-Account
Overseas Equity Trust		Pacific Rim Trust		Quantitative All Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,667,102	$676,716	$110,950	$63,382	$3,845	$2,285

1,667,102	676,716	110,950	63,382	3,845	2,285

111,005	134,012	7,533	10,642	162	144

1,556,097	542,704	103,417	52,740	3,683	2,141

8,271,762	2,581,583	1,444,289	—	41,998	9,467
6,370,658	6,707,366	248,003	514,331	1,102	(29)

14,642,420	9,288,949	1,692,292	514,331	43,100	9,438
(7,900,681)	3,906,916	(1,208,258)	(61,460)	(37,916)	25

8,297,836	13,738,569	587,451	505,611	8,867	11,604

2,723,761	3,702,953	296,861	189,195	81,028	13,044
(4,254,068)	(5,926,570)	(1,032,471)	(266,676)	(9,019)	(2,698)
(360,240)	(116,394)	—	(136)	—	—
(10,124,044)	(10,221,097)	(516,775)	785,821	(9,093)	173,323

(12,014,591)	(12,561,108)	(1,252,385)	708,204	62,916	183,669

(3,716,755)	1,177,461	(664,934)	1,213,815	71,783	195,273
74,331,381	73,153,920	5,663,586	4,449,771	236,288	41,015

$70,614,626	$74,331,381	$4,998,652	$5,663,586	$308,071	$236,288

29

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust		Quantitative Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,424	—	$37,908	$124

Total Investment Income	1,424	—	37,908	124
Expenses:
Mortality and expense risk	298	580	84	81

Net investment income (loss)	1,126	(580)	37,824	43

Realized gains (losses) on investments:
Capital gain distributions	66,726	243,841	157,016	1,060
Net realized gain (loss)	(60,813)	(129,952)	1,270	6,597

Realized gains (losses)	5,913	113,889	158,286	7,657
Unrealized appreciation (depreciation) during the period	3,480	(107,669)	(341,658)	23,518

Net increase (decrease) in assets from operations	10,519	5,640	(145,548)	31,218

Changes from principal transactions:
Transfer of net premiums	47,914	46,103	135,853	477
Transfer on terminations	(158,877)	(267,044)	(80,693)	(3,239)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(90,525)	(1,386)	1,622,949	278,503

Net increase (decrease) in assets from principal transactions	(201,488)	(222,327)	1,678,109	275,741

Total increase (decrease) in assets	(190,969)	(216,687)	1,532,561	306,959
Assets, beginning of period	453,784	670,471	379,337	72,378

Assets, end of period	$262,815	$453,784	$1,911,898	$379,337

See accompanying notes.

30

Sub-Account
Real Estate Securities Trust		Real Return Bond Trust		Science & Technology Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,138,576	$1,309,956	$1,608,344	$84,073	—	—

2,138,576	1,309,956	1,608,344	84,073	—	—

64,443	83,679	116,745	41,698	985	61

2,074,133	1,226,277	1,491,599	42,375	(985)	(61)

39,119,312	12,180,081	—	62,252	—	—
(3,381,574)	2,399,501	28,639	(42,006)	17,409	4

35,737,738	14,579,582	28,639	20,246	17,409	4
(49,825,633)	8,637,178	832,388	(343,785)	34,679	6,172

(12,013,762)	24,443,037	2,352,626	(281,164)	51,103	6,115

4,919,220	4,605,699	150,490	167,707	39,115	13,553
(5,371,830)	(7,429,914)	(4,413,344)	(1,353,020)	(36,431)	(10,761)
(712,520)	(233,054)	(1,613)	(129)	—	—
(13,031,503)	4,211,762	(454,460)	20,580,336	1,009,895	69,848

(14,196,633)	1,154,493	(4,718,927)	19,394,894	1,012,579	72,640

(26,210,395)	25,597,530	(2,366,301)	19,113,730	1,063,682	78,755
89,306,166	63,708,636	22,847,122	3,733,392	183,914	105,159

$63,095,771	$89,306,166	$20,480,821	$22,847,122	$1,247,596	$183,914

31

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$14,855,161	$1,993,418	—	—

Total Investment Income	14,855,161	1,993,418	—	—
Expenses:
Mortality and expense risk	685,941	274,832	116,477	131,474

Net investment income (loss)	14,169,220	1,718,586	(116,477)	(131,474)

Realized gains (losses) on investments:
Capital gain distributions	—	—	13,621,444	—
Net realized gain (loss)	(589,090)	(383,468)	3,773,967	6,381,457

Realized gains (losses)	(589,090)	(383,468)	17,395,411	6,381,457
Unrealized appreciation (depreciation) during the period	(9,288,981)	2,901,654	(9,474,469)	1,691,484

Net increase (decrease) in assets from operations	4,291,149	4,236,772	7,804,465	7,941,467

Changes from principal transactions:
Transfer of net premiums	2,146,468	2,961,400	2,605,473	3,121,640
Transfer on terminations	(26,149,469)	(3,692,029)	(5,632,626)	(7,583,104)
Transfer on policy loans	192,658	131,825	(111,641)	(152,139)
Net interfund transfers	(9,840,884)	97,732,500	(4,565,212)	(12,873,519)

Net increase (decrease) in assets from principal transactions	(33,651,227)	97,133,696	(7,704,006)	(17,487,122)

Total increase (decrease) in assets	(29,360,078)	101,370,468	100,459	(9,545,655)
Assets, beginning of period	163,390,565	62,020,097	62,681,642	72,227,297

Assets, end of period	$134,030,487	$163,390,565	$62,782,101	$62,681,642

See accompanying notes.

32

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$271,209	$62,567	$31,178	$8,275	—	—

271,209	62,567	31,178	8,275	—	—

6,192	9,338	414	674	—	86

265,017	53,229	30,764	7,601	—	(86)

1,982,566	316,574	93,444	28,900	162,415	51,024
514,141	481,079	(20,626)	(11,647)	(9,971)	3,373

2,496,707	797,653	72,818	17,253	152,444	54,397
(3,196,515)	1,018,812	(226,210)	55,854	(162,532)	(16,511)

(434,791)	1,869,694	(122,628)	80,708	(10,088)	37,800

1,405,404	584,135	126,428	131,480	121,492	323,831
(578,544)	(1,048,312)	(48,951)	(176,722)	(25,342)	(46,612)
(94,422)	145,355	—	—	—	—
(3,186,167)	7,501,051	(261,395)	1,068,032	120,063	(95,778)

(2,453,729)	7,182,229	(183,918)	1,022,790	216,213	181,441

(2,888,520)	9,051,923	(306,546)	1,103,498	206,125	219,241
20,450,574	11,398,651	1,557,833	454,335	674,027	454,786

$17,562,054	$20,450,574	$1,251,287	$1,557,833	$880,152	$674,027

33

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust		Small Company Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,110,633	$102,222	—	—

Total Investment Income	1,110,633	102,222	—	—
Expenses:
Mortality and expense risk	58,466	79,453	162	513

Net investment income (loss)	1,052,167	22,769	(162)	(513)

Realized gains (losses) on investments:
Capital gain distributions	20,563,018	16,451,218	256,258	130,604
Net realized gain (loss)	1,472,822	4,569,799	406	(124,367)

Realized gains (losses)	22,035,840	21,021,017	256,664	6,237
Unrealized appreciation (depreciation) during the period	(25,821,712)	(3,964,187)	(359,231)	8,921

Net increase (decrease) in assets from operations	(2,733,705)	17,079,599	(102,729)	14,645

Changes from principal transactions:
Transfer of net premiums	4,949,387	6,273,669	184,889	150,969
Transfer on terminations	(7,451,062)	(11,102,689)	(41,410)	(96,860)
Transfer on policy loans	(1,056,045)	(237,497)	(3,639)	(1,678)
Net interfund transfers	(31,287)	(6,682,000)	(113,638)	1,003,876

Net increase (decrease) in assets from principal transactions	(3,589,007)	(11,748,517)	26,202	1,056,307

Total increase (decrease) in assets	(6,322,712)	5,331,082	(76,527)	1,070,952
Assets, beginning of period	105,213,090	99,882,008	1,520,786	449,834

Assets, end of period	$98,890,378	$105,213,090	$1,444,259	$1,520,786

(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

34

Sub-Account
Small Company Value Trust		Special Value Trust		Strategic Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (r)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$6,891	$2,964	$3,582	$72	$341,027	$247,616

6,891	2,964	3,582	72	341,027	247,616

3,069	2,588	24	20	3,395	3,357

3,822	376	3,558	52	337,632	244,259

549,786	386,563	27,632	10,263	—	—
(56,229)	80,018	(40,826)	(8,941)	294,043	(110,700)

493,557	466,581	(13,194)	1,322	294,043	(110,700)
(590,403)	(23,320)	30	1,557	(622,186)	271,575

(93,024)	443,637	(9,606)	2,931	9,489	405,134

284,567	487,887	13,126	5,452	256,755	483,380
(178,735)	(85,218)	(2,612)	(93,902)	(2,824,172)	(69,435)
(49,971)	(153,672)	—	—	(24,556)	—
262,037	17,889	(19,957)	7,023	(261,719)	3,551,171

317,898	266,886	(9,443)	(81,427)	(2,853,692)	3,965,116

224,874	710,523	(19,049)	(78,496)	(2,844,203)	4,370,250
3,133,852	2,423,329	19,049	97,545	6,879,502	2,509,252

$3,358,726	$3,133,852	—	$19,049	$4,035,299	$6,879,502

35

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust		Strategic Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06
Income:
Dividend income distribution	$5,746	$9,287	$3,230	$55

Total Investment Income	5,746	9,287	3,230	55
Expenses:
Mortality and expense risk	317	205	281	416

Net investment income (loss)	5,429	9,082	2,949	(361)

Realized gains (losses) on investments:
Capital gain distributions	—	30	—	—
Net realized gain (loss)	3,962	(932)	40,959	2,238

Realized gains (losses)	3,962	(902)	40,959	2,238
Unrealized appreciation (depreciation) during the period	4,654	38	(17,467)	15,932

Net increase (decrease) in assets from operations	14,045	8,218	26,441	17,809

Changes from principal transactions:
Transfer of net premiums	23,015	21,459	30,013	158,398
Transfer on terminations	(8,845)	(4,845)	(8,145)	(16,344)
Transfer on policy loans	—	—	9,856	(44,740)
Net interfund transfers	(51,245)	193,993	(411,993)	199,809

Net increase (decrease) in assets from principal transactions	(37,075)	210,607	(380,269)	297,123

Total increase (decrease) in assets	(23,030)	218,825	(353,828)	314,932
Assets, beginning of period	305,657	86,832	353,828	38,896

Assets, end of period	$282,627	$305,657	—	$353,828

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(w)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

36

Sub-Account
Strategic Value Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,294	$4,445,342	$1,634,786	$7,999,081	$1,012,805
1,294	4,445,342	1,634,786	7,999,081	1,012,805

18	34,559	48,431	244,005	97,647

1,276	4,410,783	1,586,355	7,755,076	915,158

11,785	—	—	—	—
(11,924)	(81,197)	(243,619)	224,619	(32,172)

(139)	(81,197)	(243,619)	224,619	(32,172)
(55)	(1,296,653)	340,041	442,635	942,013

1,082	3,032,933	1,682,777	8,422,330	1,824,999

1,338	3,253,360	2,082,016	2,264,678	6,656,697
(379)	(3,427,913)	(5,907,148)	(9,521,233)	(1,263,099)
—	(264,143)	(170,415)	(122,457)	(91,634)

(14,389)	1,794,358	(3,306,567)	7,884,878	61,648,695

(13,430)	1,355,662	(7,302,114)	505,866	66,950,659

(12,348)	4,388,595	(5,619,337)	8,928,196	68,775,658
12,348	42,251,915	47,871,252	96,448,221	27,672,563

—	$46,640,510	$42,251,915	$105,376,417	$96,448,221

37

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$759,545	$327,010	$235,799	$296,626

Total Investment Income	759,545	327,010	235,799	296,626
Expenses:
Mortality and expense risk	34,354	43,470	2,964	22,605

Net investment income (loss)	725,191	283,540	232,835	274,021

Realized gains (losses) on investments:
Capital gain distributions	1,242,996	168,118	4,638,409	1,948,739
Net realized gain (loss)	2,036,222	1,551,566	3,142,136	3,459,835

Realized gains (losses)	3,279,218	1,719,684	7,780,545	5,408,574
Unrealized appreciation (depreciation) during the period	(2,281,885)	2,711,778	3,804,000	(1,527,847)

Net increase (decrease) in assets from operations	1,722,524	4,715,002	11,817,380	4,154,748

Changes from principal transactions:
Transfer of net premiums	1,629,434	2,268,943	4,320,761	4,480,109
Transfer on terminations	(2,874,177)	(2,579,478)	(3,596,888)	(2,605,387)
Transfer on policy loans	(216,738)	(333,070)	(128,249)	(10,540)
Net interfund transfers	(2,678,273)	(5,571,377)	3,538,108	(3,377,126)

Net increase (decrease) in assets from principal transactions	(4,139,754)	(6,214,982)	4,133,732	(1,512,944)

Total increase (decrease) in assets	(2,417,230)	(1,499,980)	15,951,112	2,641,804
Assets, beginning of period	33,488,734	34,988,714	50,790,514	48,148,710

Assets, end of period	$31,071,504	$33,488,734	$66,741,626	$50,790,514

(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

38

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$23,079	$10,146	$3,335	$3	$80,983	$6,912

23,079	10,146	3,335	3	80,983	6,912

149	569	387	367	1,694	215

22,930	9,577	2,948	(364)	79,289	6,697

92,290	98,312	—	914	—	—
77	(33,572)	3,385	(621)	(1,948)	(714)

92,367	64,740	3,385	293	(1,948)	(714)
(105,051)	9,711	(1,688)	843	(50,897)	532

10,246	84,028	4,645	772	26,444	6,515

155,400	120,981	24,347	11,628	71,570	25,291
(68,963)	(41,543)	(9,881)	(415)	(34,258)	(13,165)
(6)	38,587	—	—	—	—
(63,762)	3,055	(95,976)	326,653	880,598	207,207

22,669	121,080	(81,510)	337,866	917,910	219,333

32,915	205,108	(76,865)	338,638	944,354	225,848
959,847	754,739	359,474	20,836	284,680	58,832

$992,762	$959,847	$282,609	$359,474	$1,229,034	$284,680

39

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$72,575	$21,800	$87,494	$18,304

Total Investment Income	72,575	21,800	87,494	18,304
Expenses:
Mortality and expense risk	578	567	1,572	2,005

Net investment income (loss)	71,997	21,233	85,922	16,299

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	3,131	(1,565)	148,517	661,197

Realized gains (losses)	3,131	(1,565)	148,517	661,197
Unrealized appreciation (depreciation) during the period	(56,463)	15,841	(207,248)	(75,895)

Net increase (decrease) in assets from operations	18,665	35,509	27,191	601,601

Changes from principal transactions:
Transfer of net premiums	36,065	8,681	52,082	220,284
Transfer on terminations	(267,508)	(28,515)	(292,598)	(285,921)
Transfer on policy loans	—	—	(50,410)	447,814
Net interfund transfers	441,332	171,726	4,304,954	(761,025)

Net increase (decrease) in assets from principal transactions	209,889	151,892	4,014,028	(378,848)

Total increase (decrease) in assets	228,554	187,401	4,041,219	222,753
Assets, beginning of period	467,567	280,166	2,497,280	2,274,527

Assets, end of period	$696,121	$467,567	$6,538,499	$2,497,280

See accompanying notes.

40

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$237,134	$50,244	$77,969	$7,666	$104,518,121	$36,198,767

237,134	50,244	77,969	7,666	104,518,121	36,198,767

7,772	6,465	2,629	1,443	3,833,420	4,288,716

229,362	43,779	75,340	6,223	100,684,701	31,910,051

3,104,295	257,956	1,687,795	259,901	236,622,129	110,743,302
668,316	164,232	(47,159)	(10,712)	86,697,118	54,625,640

3,772,611	422,188	1,640,636	249,189	323,319,247	165,368,942
(2,145,408)	524,582	(1,465,327)	127,332	(245,912,279)	136,285,348

1,856,565	990,549	250,649	382,744	178,091,669	333,564,341

421,672	53,394	480,033	228,593	232,245,566	218,823,089
(414,413)	(155,513)	(452,708)	(54,257)	(239,412,634)	(233,246,758)
(81,455)	(174)	(51,399)	—	(6,935,829)	(6,977,314)
12,792,737	1,626,784	2,897,265	1,120,072	9,394,259	132,412

12,718,541	1,524,491	2,873,191	1,294,408	(4,708,638)	(21,268,571)

14,575,106	2,515,040	3,123,840	1,677,152	173,383,031	312,295,770
4,487,745	1,972,705	2,927,685	1,250,533	2,770,102,167	2,457,806,397

$19,062,851	$4,487,745	$6,051,525	$2,927,685	$2,943,485,198	$2,770,102,167

41

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty-three active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and six sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Funds	Effective Date
Emerging Markets Value Trust	April 30, 2007
Mid Cap Intersection Trust	April 30, 2007

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

42

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

43

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$87,213,825	$66,739,008
Active Bond Trust	12,163,139	13,100,987
All Cap Core Trust	28,007	32,494
All Cap Growth Trust	203,293	215,337
All Cap Value Trust	3,265,534	1,572,539
American Blue Chip Income and Growth Trust	1,514,605	348,951
American Bond Trust	2,085,762	179,032
American Growth Trust	27,939,631	27,226,373
American Growth-Income Trust	19,037,326	17,181,769
American International Trust	8,302,260	4,221,729
Blue Chip Growth Trust	34,371,746	36,062,298
Capital Appreciation Trust	5,179,273	10,614,166
Classic Value Trust	4,126,778	1,654,090
Core Bond Trust	2,438,073	699,275
Core Equity Trust	950,717	1,539,643
Dynamic Growth Trust	340,235	314,258
Emerging Growth Trust	1,263,118	1,744,711
Emerging Markets Value Trust	4,458,061	498,273
Emerging Small Company Trust	315,959	265,819
Equity-Income Trust	62,721,449	45,069,468
Financial Services Trust	1,698,090	817,741
Fundamental Value Trust	2,870,195	3,884,394
Global Allocation Trust	13,412,821	953,934
Global Bond Trust	24,401,948	18,769,480
Global Trust	1,588,536	597,720
Growth & Income Trust	16,031,470	19,251,096
Health Sciences Trust	3,260,185	2,154,858
High Yield Trust	6,403,010	6,902,456
Income & Value Trust	547,552	572,410
International Core Trust	2,761,117	612,199
International Equity Index Trust B	61,546,979	15,134,458
International Opportunities Trust	15,378,529	2,053,324

44

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales

Sub-accounts:
International Small Cap Trust	$11,328,557	$3,112,882
International Value Trust	7,518,891	10,424,955
Investment Quality Bond Trust	4,552,152	4,938,891
Large Cap Trust	927,105	366,680
Large Cap Value Trust	10,795,047	4,771,592
Lifestyle Aggressive Trust	5,327,466	911,364
Lifestyle Balanced Trust	7,712,066	3,474,544
Lifestyle Conservative Trust	595,885	112,967
Lifestyle Growth Trust	20,905,283	2,277,034
Lifestyle Moderate Trust	1,319,321	653,579
Managed Trust	7,252,912	9,076,178
Mid Cap Index Trust	9,301,548	13,777,908
Mid Cap Intersection Trust	25,416	298
Mid Cap Stock Trust	65,006,031	62,613,652
Mid Cap Value Trust	6,742,369	5,058,416
Mid Value Trust	26,517,310	11,723,089
Money Market Trust B	255,483,432	229,951,361
Natural Resources Trust	19,888,329	6,349,270
Overseas Equity Trust	18,076,590	20,263,322
Pacific Rim Trust	2,910,285	2,614,965
Quantitative All Cap Trust	129,965	21,368
Quantitative Mid Cap Trust	130,953	264,588
Quantitative Value Trust	2,191,891	318,941
Real Estate Securities Trust	58,600,226	31,603,413
Real Return Bond Trust	3,868,827	7,096,154
Science & Technology Trust	1,529,985	518,392
Short-Term Bond Trust	39,404,287	58,886,294
Small Cap Growth Trust	23,512,487	17,711,525
Small Cap Index Trust	8,247,675	8,453,820
Small Cap Opportunities Trust	356,546	416,256
Small Cap Trust	932,212	553,585
Small Cap Value Trust	46,805,206	28,779,028
Small Company Trust	729,098	446,799
Small Company Value Trust	3,469,896	2,598,389
Special Value Trust	200,421	178,674
Strategic Bond Trust	3,381,488	5,897,549
Strategic Income Trust	205,380	237,027
Strategic Opportunities Trust	49,119	426,440
Total Bond Market Trust B	14,120,589	8,354,143
Total Return Trust	23,083,321	14,822,378
Total Stock Market Index Trust	7,080,586	9,252,153
U.S. Core Trust	365,384	227,495
U.S. Global Leaders Growth Trust	343,953	422,515
U.S. Government Securities Trust	1,057,640	60,441
U.S. High Yield Bond Trust	764,157	482,271
U.S. Large Cap Trust	6,094,328	1,994,377
Utilities Trust	20,336,382	4,284,185
Value Trust	6,343,687	1,707,361
All Asset Portfolio	3,935,711	3,316,099
Brandes International Equity Trust	66,987,876	35,774,945

45

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales

Sub-accounts:
Business Opportunity Value Trust	$9,340,794	$5,971,551
CSI Equity Trust	32,938	3,944
Frontier Capital Appreciation Trust	31,210,682	26,716,351
Turner Core Growth Trust	18,573,752	9,568,775

	$1,313,422,660	$980,824,463

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

46

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	500 Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	21,981	21,785	22,550	22,008	16,780

Unit Fair Value $	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84	17.94 to 18.82

Assets, end of year $ (000’s)	537,290	506,217	453,995	422,233	296,897

Investment income ratio*	2.94%	1.14%	0.45%	1.89%	3.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%	27.63% to 28.42%

(e) Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account

	Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,146	2,378	3,392	3,423	3,600

Unit Fair Value $	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14	18.24 to 38.32

Assets, end of year $ (000’s)	50,933	54,337	73,175	73,314	73,208

Investment income ratio*	8.62%	2.88%	1.30%	3.43%	4.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%	5.81% to 6.48%

47

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	All Asset Portfolio

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	684	675	507

Unit Fair Value $	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51

Assets, end of year $ (000’s)	8,096	7,395	5,321

Investment income ratio*	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.08%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	5	5	15

Unit Fair Value $	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31

Assets, end of year $ (000’s)	63	67	171
Investment income ratio*	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

48

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	All Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	32	33	5

Unit Fair Value $	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65

Assets, end of year $ (000’s)	447	410	53
Investment income ratio*	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	312	325	29

Unit Fair Value $	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11

Assets, end of year $ (000’s)	4,271	4,093	319
Investment income ratio*	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

49

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	173	117	8

Unit Fair Value $	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of year $ (000’s)	2,283	1,519	90
Investment income ratio*	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)

Units, end of year (000’s)	194	25

Unit Fair Value $	10.95 to 11.10	10.70 to 10.78
Assets, end of year $ (000’s)	2,131	274
Investment income ratio*	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

50

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,732	1,878	776

Unit Fair Value $	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of year $ (000’s)	25,432	24,649	9,287
Investment income ratio*	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Growth-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	310	221	185

Unit Fair Value $	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of year $ (000’s)	4,074	2,779	2,030
Investment income ratio*	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

51

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American International Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	976	830	341

Unit Fair Value $	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of year $ (000’s)	17,112	12,189	4,225
Investment income ratio*	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4,372	4,525	4,906

Unit Fair Value $	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of year $ (000’s)	114,906	104,836	101,886
Investment income ratio*	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

52

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Brandes International Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	4,795	4,688	4,493	4,601	3,928

Unit Fair Value $	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55	18.84 to 19.80
Assets, end of year $ (000’s)	173,897	157,312	118,830	109,760	75,588
Investment income ratio*	2.04%	1.49%	1.43%	1.32%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%	46.51% to 47.42%

	Sub-Account

	Business Opportunity Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,535	1,463	1,238	707	275

Unit Fair Value $	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47	10.07 to 10.18
Assets, end of year $ (000’s)	24,734	22,358	16,627	8,807	2,799
Investment income ratio*	0.71%	0.55%	0.67%	1.09%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%	18.15% to 18.73%

53

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2,617	3,046	843

Unit Fair Value $	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of year $ (000’s)	36,165	37,751	10,239
Investment income ratio*	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Classic Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	482	359	224

Unit Fair Value $	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of year $ (000’s)	5,509	4,695	2,522
Investment income ratio*	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

54

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Core Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	261	114	39

Unit Fair Value $	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of year $ (000’s)	2,909	1,197	391
Investment income ratio*	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	192	253	114

Unit Fair Value $	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of year $ (000’s)	2,228	3,113	1,320
Investment income ratio*	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

55

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	CSI Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	12	12	12	10	6

Unit Fair Value $	18.48	17.01	14.43	13.76	12.44
Assets, end of year $ (000’s)	227	202	173	136	81
Investment income ratio*	0.95%	0.81%	0.72%	0.97%	0.23%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00% to 0.63%	0.00%
Total return lowest to highest***	8.61%	17.90%	4.90% to 6.73%	10.64%	25.22%

	Sub-Account

	Dynamic Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	36	35	27

Unit Fair Value $	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of year $ (000’s)	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

56

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Emerging Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	103	180	22

Unit Fair Value $	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of year $ (000’s)	1,417	2,393	262
Investment income ratio*	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Emerging Markets Value Trust

	Year Ended Dec. 31/07 (s)

Units, end of year (000’s)	336

Unit Fair Value $	11.94 to 11.99
Assets, end of year $ (000’s)	4,030
Investment income ratio*	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

57

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Emerging Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	19	21	9

Unit Fair Value $	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of year $ (000’s)	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Equity-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	6,590	6,974	7,842

Unit Fair Value $	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of year $ (000’s)	194,992	199,726	188,954
Investment income ratio*	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

58

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Financial Services Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	167	123	130

Unit Fair Value $	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of year $ (000’s)	2,250	1,877	1,533
Investment income ratio*	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Frontier Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,754	1,796	1,770	2,618	2,324

Unit Fair Value $	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42	27.55 to 27.82
Assets, end of year $ (000’s)	69,656	64,001	54,635	69,531	56,964
Investment income ratio*	0.00%	0.00%	0.00%	a	a
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%	54.92% to 55.89%

59

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Fundamental Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	453	561	495

Unit Fair Value $	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of year $ (000’s)	5,959	7,114	5,484
Investment income ratio*	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	937	87	38

Unit Fair Value $	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of year $ (000’s)	12,118	1,071	415
Investment income ratio*	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

60

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Global Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,504	1,344	1,493

Unit Fair Value $	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of year $ (000’s)	32,352	26,025	27,551
Investment income ratio*	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	154	95	33

Unit Fair Value $	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of year $ (000’s)	2,115	1,286	367
Investment income ratio*	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

61

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Growth & Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,362	3,822	6,032	6,351	6,074

Unit Fair Value $	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29	21.43 to 57.94
Assets, end of year $ (000’s)	93,414	103,164	184,912	177,102	137,958
Investment income ratio*	1.74%	0.68%	0.17%	1.13%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%	23.57% to 24.35%

(i) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. (d) Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

	Sub-Account

	Health Sciences Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	397	406	397

Unit Fair Value $	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of year $ (000’s)	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

62

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,333	1,556	1,554

Unit Fair Value $	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of year $ (000’s)	17,063	19,526	17,692
Investment income ratio*	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Income & Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	99	113	47

Unit Fair Value $	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of year $ (000’s)	1,181	1,329	509
Investment income ratio*	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

63

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	720	696	50

Unit Fair Value $	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of year $ (000’s)	11,891	10,325	600
Investment income ratio*	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h) Renamed on May 1, 2006. Formerly known as International Stock Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Equity Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	5,181	4,427	3,842	3,335	3,105

Unit Fair Value $	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73	13.55 to 23.06
Assets, end of year $ (000’s)	156,150	110,564	79,958	57,936	44,618
Investment income ratio*	5.13%	0.75%	1.11%	2.25%	2.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%	41.11% to 41.99%

64

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	993	405	336

Unit Fair Value $	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of year $ (000’s)	18,343	6,233	4,175
Investment income ratio*	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	642	294	88

Unit Fair Value $	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of year $ (000’s)	10,078	4,192	983
Investment income ratio*	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

65

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	788	1,166	328

Unit Fair Value	$ 15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of year $ (000’s)	12,506	16,930	3,676
Investment income ratio*	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Investment Quality Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,998	2,227	12

Unit Fair Value $	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of year $ (000’s)	21,995	23,171	122
Investment income ratio*	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

66

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	65	28	7

Unit Fair Value $	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of year $ (000’s)	840	356	76
Investment income ratio*	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Large Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,275	926	1,956

Unit Fair Value $	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of year $ (000’s)	17,844	12,424	22,645
Investment income ratio*	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

67

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Aggressive Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	620	366	47

Unit Fair Value $	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of year $ (000’s)	8,952	4,869	540
Investment income ratio*	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Balanced Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,261	1,018	179

Unit Fair Value $	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of year $ (000’s)	16,569	12,569	1,959
Investment income ratio*	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

68

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Conservative Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	178	149	74

Unit Fair Value $	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of year $ (000’s)	2,098	1,673	762
Investment income ratio*	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3,544	2,409	882

Unit Fair Value $	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of year $ (000’s)	48,519	30,723	9,888
Investment income ratio*	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

69

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	117	70	31

Unit Fair Value $	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of year $ (000’s)	1,434	816	324
Investment income ratio*	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Managed Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,734	1,902	5,131	5,206	4,069

Unit Fair Value $	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88	20.44 to 47.03
Assets, end of year $ (000’s)	50,984	55,625	186,585	183,582	126,981
Investment income ratio*	5.32%	1.97%	0.58%	1.96%	3.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%	18.26% to 19.00%

70

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	823	1,265	390

Unit Fair Value $	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of year $ (000’s)	12,311	17,611	4,949
Investment income ratio*	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Cap Intersection Trust

	Year Ended Dec. 31/07 (s)

Units, end of year (000’s)	3

Unit Fair Value $	09.27 to 09.31
Assets, end of year $ (000’s)	24
Investment income ratio*	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

71

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Cap Stock Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,499	1,916	2,533

Unit Fair Value $	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of year $ (000’s)	58,057	58,595	65,608
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	599	659	699

Unit Fair Value $	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of year $ (000’s)	7,620	8,336	7,885
Investment income ratio*	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

72

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,823	2,812	3,113	4,412	2,932

Unit Fair Value $	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72	13.59 to 14.08
Assets, end of year $ (000’s)	60,378	59,849	55,106	72,854	40,754
Investment income ratio*	2.23%	0.31%	0.05%	0.46%	4.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%	44.24% to 45.15%

(f) Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

	Sub-Account

	Money Market Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	10,592	9,248	7,822	8,342	16,166

Unit Fair Value $	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96	14.44 to 14.80
Assets, end of year $ (000’s)	172,545	147,013	118,843	122,374	224,002
Investment income ratio*	4.71%	4.62%	2.93%	1.05%	0.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%	0.33% to 0.95%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

73

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Natural Resources Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,071	840	413

Unit Fair Value $	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of year $ (000’s)	25,437	14,189	5,708
Investment income ratio*	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,414	4,030	4,748	5,450	3,590

Unit Fair Value $	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43	11.53 to 12.10
Assets, end of year $ (000’s)	70,615	74,331	73,154	70,912	42,107
Investment income ratio*	2.34%	0.89%	0.53%	0.53%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%	31.54% to 32.36%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

74

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Pacific Rim Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	326	403	351

Unit Fair Value $	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of year $ (000’s)	4,999	5,664	4,450
Investment income ratio*	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative All Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	22	18	4

Unit Fair Value $	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of year $ (000’s)	308	236	41
Investment income ratio*	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

75

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Quantitative Mid Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	22	37	57

Unit Fair Value $	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of year $ (000’s)	263	454	670
Investment income ratio*	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	148	28	6

Unit Fair Value $	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of year $ (000’s)	1,912	379	72
Investment income ratio*	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

76

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,522	1,757	1,698

Unit Fair Value $	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of year $ (000’s)	63,096	89,306	63,709
Investment income ratio*	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Real Return Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,863	2,303	375

Unit Fair Value $	10.96 to 11.14	09.90 to 10.01	9.92 to 9.96
Assets, end of year $ (000’s)	20,481	22,847	3,733
Investment income ratio*	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

77

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Science & Technology Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	88	15	9

Unit Fair Value $	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of year $ (000’s)	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Short-Term Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	7,634	9,504	3,721	4,118	3,535

Unit Fair Value $	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27	16.03 to 17.03
Assets, end of year $ (000’s)	134,030	163,391	62,020	66,797	57,272
Investment income ratio*	9.59%	2.13%	1.62%	3.00%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%	2.12% to 2.76%

78

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,326	3,777	4,950	4,547	3,224

Unit Fair Value $	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91	11.24 to 11.79
Assets, end of year $ (000’s)	62,782	62,682	72,227	56,765	36,515
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%	47.90% to 48.82%

(a) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

	Sub-Account

	Small Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,486	1,761	1,123

Unit Fair Value $	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of year $ (000’s)	17,562	20,451	11,399
Investment income ratio*	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

79

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	106	121	39

Unit Fair Value $	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of year $ (000’s)	1,251	1,558	454
Investment income ratio*	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	71	55	40

Unit Fair Value $	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of year $ (000’s)	880	674	455
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

80

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	4,249	4,317	4,842	4,024	3,406

Unit Fair Value $	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18	13.32 to 21.68
Assets, end of year $ (000’s)	98,890	105,213	99,882	76,499	50,880
Investment income ratio*	1.01%	0.10%	0.15%	0.96%	0.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%	37.11% to 37.97%

	Sub-Account

	Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	131	129	40

Unit Fair Value $	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of year $ (000’s)	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

81

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Company Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	254	234	209

Unit Fair Value $	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of year $ (000’s)	3,359	3,134	2,423
Investment income ratio*	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Special Value Trust

	Year Ended Dec. 31/07 (r)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	—	2	9

Unit Fair Value $	12.21 to 12.41	12.31 to 12.44	11.17 to 11.22
Assets, end of year $ (000’s)	—	19	98
Investment income ratio*	3.93%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.76%) to (0.22%)	10.19% to 10.88%	11.69% to 12.16%

(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

82

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Strategic Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	368	627	244

Unit Fair Value $	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of year $ (000’s)	4,035	6,880	2,509
Investment income ratio*	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Strategic Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	25	29	8

Unit Fair Value $	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of year $ (000’s)	283	306	87
Investment income ratio*	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

83

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Strategic Opportunities Trust

	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	—	27	3

Unit Fair Value $	14.13 to 14.31	13.26 to 13.40	11.89 to 11.94
Assets, end of year $ (000’s)	—	354	39
Investment income ratio*	0.84%	0.03%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.54% to 6.76%	11.55% to 12.25%	18.89% to 19.39%

(q) Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Total Bond Market Trust B

	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,774	2,694	3,178	3,392	3,960

Unit Fair Value $	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91	13.84 to 14.33
Assets, end of year $ (000’s)	46,641	42,252	47,871	50,018	56,219
Investment income ratio*	10.07%	3.65%	1.59%	4.49%	4.34%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%	2.96% to 3.06%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

84

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Total Return Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8,605	8,552	2,521

Unit Fair Value $	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of year $ (000’s)	105,376	96,448	27,673
Investment income ratio*	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Total Stock Market Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,607	1,811	2,140

Unit Fair Value $	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of year $ (000’s)	31,072	33,489	34,989
Investment income ratio*	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

85

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Turner Core Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,272	2,114	2,164	1,887	1,784

Unit Fair Value $	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65	18.52 to 19.47
Assets, end of year $ (000’s)	66,742	50,791	48,149	36,736	31,065
Investment income ratio*	0.41%	0.59%	0.47%	0.28%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%	33.74% to 34.59%

	Sub-Account

	U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	85	84	72

Unit Fair Value $	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of year $ (000’s)	993	960	755
Investment income ratio*	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

86

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	U.S. Global Leaders Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	25	32	2

Unit Fair Value $	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of year $ (000’s)	283	359	21
Investment income ratio*	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	U.S. Government Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	109	26	6

Unit Fair Value $	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of year $ (000’s)	1,229	285	59
Investment income ratio*	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

87

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	U.S. High Yield Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	59	41	27

Unit Fair Value $	11.57 to 11.76	11.300 to 11.42	10.37 to 10.42
Assets, end of year $ (000’s)	696	468	280
Investment income ratio*	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	U.S. Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	529	201	203

Unit Fair Value $	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of year $ (000’s)	6,538	2,497	2,275
Investment income ratio*	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

88

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	989	297	171

Unit Fair Value $	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of year $ (000’s)	19,063	4,488	1,973
Investment income ratio*	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	403	211	109

Unit Fair Value $	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of year $ (000’s)	6,052	2,928	1,251
Investment income ratio*	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

89

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

a	Portfolio distributed no dividends during the period.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

90

Prospectus dated April 28, 2008

for interests in

Separate Account S

Interests are made available under

MAJESTIC VARIABLE UNIVERSAL LIFE 98

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO”)

The policy provides fixed account options with fixed rates of return declared by JHVLICO and the following investment accounts:

500 Index B	Global Real Estate	Overseas Equity
Active Bond	Health Sciences	Pacific Rim
All Cap Core	High Yield	PIMCO VIT All Asset
All Cap Growth	Income & Value	Real Estate Securities
All Cap Value	Index Allocation	Real Return Bond
American Asset Allocation	International Core	Science & Technology
American Blue Chip Income and Growth	International Equity Index B	Short-Term Bond
American Bond	International Opportunities	Small Cap
American Growth	International Small Cap	Small Cap Growth
American Growth-Income	International Value	Small Cap Index
American International	Investment Quality Bond	Small Cap Opportunities
Blue Chip Growth	Large Cap	Small Cap Value
Capital Appreciation	Large Cap Value	Small Company Value
Capital Appreciation Value	Lifestyle Aggressive	Strategic Bond
Classic Value	Lifestyle Balanced	Strategic Income
Core Allocation Plus	Lifestyle Conservative	Total Bond Market B
Core Bond	Lifestyle Growth	Total Return
Core Equity	Lifestyle Moderate	Total Stock Market Index
Disciplined Diversification	Managed	U.S. Core
Emerging Growth	Mid Cap Index	U.S. Government Securities
Emerging Small Company	Mid Cap Intersection	U.S. High Yield Bond
Equity-Income	Mid Cap Stock	U.S. Large Cap
Financial Services	Mid Cap Value	Utilities
Franklin Templeton Founding Allocation	Mid Value	Value
Fundamental Value	Money Market B	Brandes International Equity
Global	Natural Resources	Business Opportunity Value
Global Allocation	Optimized All Cap	Frontier Capital Appreciation
Global Bond	Optimized Value	Turner Core Growth
* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•

The first section is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. If you need to obtain additional copies of any of these documents, please contact your JHVLICO representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

2

	Page No.		Page No.
SUMMARY OF BENEFITS AND RISKS	4	Effects of policy loans	34
The nature of the policy	4	Description of charges at the policy level	35
Summary of policy benefits	4	Deductions from premium payments	35
Death benefit	4	Deductions from account value	35
Surrender of the policy	4	Additional information about how certain policy charges work	36
Partial withdrawals	4
Policy loans	5	Sales expenses and related charges	36
Optional benefit riders	5	Effect of premium payment pattern	36
Investment options	5	Method of deduction	36
Summary of policy risks	5	Reduced charges for eligible classes	36
Lapse risk	5	Other charges we could impose in the future	37
Investment risk	5	Description of charges at the fund level	37
Transfer risk	5	Other policy benefits, rights and limitations	37
Market timing risk	5	Optional benefit riders you can add	37
Tax risks	6	Variations in policy terms	38
FEE TABLES	7	Procedures for issuance of a policy	38
DETAILED INFORMATION	14	Minimum initial premium	38
Table of Investment Options and Investment Subadvisers	14	Commencement of insurance coverage	38
		Backdating	38
Description of JHVLICO	25	Temporary coverage prior to policy delivery	39
Description of John Hancock Variable Life Account S	26	Monthly deduction dates	39
		Changes that we can make as to your policy	39
The fixed investment options	26	The owner of the policy	39
Premiums	26	Policy cancellation right	39
Planned premiums	26	Reports that you will receive	40
Minimum premium payments	26	Assigning your policy	40
Maximum premium payments	26	When we pay policy proceeds	40
Ways to pay premiums	27	General	40
Processing premium payments	27	Delay to challenge coverage	40
Lapse and reinstatement	27	Delay for check clearance	40
Guaranteed minimum death benefit feature	28	Delay of separate account proceeds	40
The death benefit	28	Delay of general account surrender proceeds	41
Optional extra death benefit feature	29	How you communicate with us	41
Limitations on payment of death benefit	29	General rules	41
Basic Sum Insured vs. Additional Sum Insured	29	Telephone and facsimile transactions	41
The minimum insurance amount	29	Distribution of policies	42
Requesting an increase in coverage	30	Compensation	42
Requesting a decrease in coverage	30	Tax considerations	43
Change of death benefit option	30	General	43
Effective date of certain policy transactions	30	Death benefit proceeds and other policy distributions	44
Tax consequences of coverage changes	30
Your beneficiary	31	Policy loans	45
Ways in which we pay out policy proceeds	31	Diversification rules and ownership of the Account	45
Changing a payment option	31
Tax impact of payment option chosen	31	7-pay premium limit and modified endowment contract status	45
The account value	31
Commencement of investment performance	32	Corporate and H.R. 10 retirement plans	46
Allocation of future premium payments	32	Withholding	46
Transfers of existing account value	32	Life insurance purchases by residents of Puerto Rico	46
Surrenders and partial withdrawals	33
Full surrender	33	Life insurance purchases by non-resident aliens	46
Partial withdrawals	33	Financial statements reference	47
Policy loans	34	Registration statement filed with the SEC	47
Repayment of policy loans	34	Independent registered public accounting firm	47

3

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the variable investment options that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit (Option A, Option B and Option M). You choose which one you want in the application. The three death benefit options are:

•

Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under “The minimum insurance amount” provision in the Detailed Information section of this prospectus).

•	Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

•	Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your “surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “account value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	plus or minus the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under “Policy loans.”

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the account value or the Total Sum Insured below certain minimum amounts.

4

Policy loans

You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy’s account value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account S (the “Account” or “Separate Account”), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. You can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment options you’ve chosen has been poor or because of a combination of both factors. You’ll be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you’ve chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the series funds.

Transfer risk

There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the

5

investment option’s underlying fund to increased portfolio transaction costs and/or disrupt the fund manager’s ability to effectively manage the fund’s investment portfolio in accordance with the fund’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing account value”) and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so.

Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the “Code”), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

6

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, we cannot assess a charge that is greater than the single charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium after issue, or withdraw account value. We reserve the right to increase the premium tax and the DAC tax charges beyond the levels indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0-3.5%.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge	Upon payment of premium	30% of Target Premiums paid in policy year 1 (currently 20%)
10% of Target Premiums paid in policy years 2-10
4% of Target Premiums paid in policy year 11 and thereafter
3.5% of any premium paid in excess of Target Premium in any policy year(1)

Premium tax charge	Upon payment of premium	2.35% of each premium paid

DAC tax charge	Upon payment of premium	1.25% of each premium paid

Premium processing charge	Upon payment of premium	1.25% of each premium paid

Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20

(1)	The current charge for policy year 1 is 20% of Target Premium paid. However, if premium received in policy year 1 is less than the Target Premium, then premium received in policy year 2 will be treated as if received in policy year 1 until the sum of premiums received in policy years 1 and 2 equal the policy year 1 Target Premium. The “Target Premium” for each policy year is determined at the time the policy is issued and appears in the “Policy Specifications” section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

7

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge, the policy loan interest rate and the optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Rate	Current Rate
Insurance charge:(1)
Minimum charge	Monthly	$0.06 per $1,000 of AAR	$0.008 per $1,000 of AAR
Maximum charge	Monthly	$165.34 per $1,000 of AAR	$165.34 per $1,000 of AAR
Charge for representative insured person	Monthly	$0.38 per $1,000 of AAR	$0.13 per $1,000 of AAR
Issue charge:(2)
Minimum charge	Monthly	25¢ per $1,000 of Basic Sum Insured	2.5¢ per $1,000 of Basic Sum Insured
Maximum charge	Monthly	10¢ per $1,000 of Basic Sum Insured	10¢ per $1,000of Basic Sum Insured
Charge for representative insured person	Monthly	10¢ per $1,000 of Basic Sum Insured	10¢ per $1,000 of Basic Sum Insured
Administrative charge	Monthly	$10	$5
Guaranteed minimum death benefit charge(3)	Monthly, starting in policy year 11	3¢ per $1,000 of Basic Sum Insured	1¢ per $1,000 of Basic Sum Insured
M&E charge(4)	Daily from separate account assets	.002% of assets	.00% of assets
Maximum policy loan interest rate(5)	Accrues daily, payable annually	4.75%	4.75%

(1)	The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” rate shown in the table is the rate in the eleventh policy year for a policy issued to cover a 0 year old fully underwritten female standard non-tobacco underwriting risk. The “maximum” rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” referred to in the table is a 45 year old fully underwritten male preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

(2)	The issue charge will never exceed $200 and will never be less than $5. The issue charge is deducted only during the first 10 policy years and varies by the issue age and insurance risk characteristics of the insured person. The “minimum” rate shown in the table is for a policy issued to a 0 year old fully underwritten non-tobacco underwriting risk. The “maximum” rate shown in the table is for a policy issued to an 85 year old fully underwritten underwriting risk. The “representative insured person” referred to in the table is a 45 year old fully underwritten preferred underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about issue charges, talk to your JHVLICO representative.

(3)	This charge only applies if the guaranteed minimum death benefit feature is elected to extend beyond the tenth policy year.

(4)	This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to any fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .60% and .00%, respectively.

(5)	4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-20. The effective annual interest rate is 4.00% for policy year 21 and thereafter (although we reserve the right to increase the rate after the twentieth policy year to as much as 4.25%). The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

8

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	2% of all premiums paid in the first two policy years until total charges equal 2% of policy year 1’s Target Premium
Age 100 Waiver of Charges Rider(1)
Minimum charge	Monthly	$.07 per $1,000 of AAR
Maximum charge	Monthly	$1.33 per $1,000 of AAR
Charge for representative insured person	Monthly	$.07 per $1,000 of AAR

(1)	The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or “AAR”) by the applicable rate. The rate varies by the attained age of the insured person. The “minimum” rate shown in the table is for an 80 year old because the charge is not deducted until the insured person reaches age 80. The “maximum” rate shown in the table is for a 99 year old. The “representative insured person” referred to in the table is an 80 year old.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation 6, 9	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%
M Fund, Inc.
Brandes International Equity[18]	0.67%	0.00%	0.20%	0.00%	0.87%	0.00%	0.87%
Business Opportunity Value[18]	0.63%	0.00%	0.24%	0.00%	0.87%	0.00%	0.87%
Frontier Capital Appreciation[18]	0.90%	0.00%	0.16%	0.00%	1.06%	0.00%	1.06%
Turner Core Growth[18]	0.45%	0.00%	0.18%	0.00%	0.63%	0.00%	0.63%

[1]

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

[2]

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3]

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

[4]

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

[5]

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[6]

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

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[7]

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

[8]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

[9]

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[10]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

[11]	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

[12]

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

[14]

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

[15]

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

[16]	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

[17]

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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[18]

For the period May 1, 2008 to April 30, 2009, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets.

13

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

15

Portfolio	Portfolio Manager	Investment Objective and Strategy

American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation	Range of Allocations
Equity Securities: 70%	65% – 75%
Fixed Income Securities: 30%	25% – 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC

To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective and Strategy

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation. The portfolio invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The portfolio focuses on stocks with capitalizations of $1 billion or more. The portfolio also may invest in emerging market securities.

Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation. The portfolio invests primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.

Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation. The portfolio invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation. The portfolio invests mainly in common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.

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*

”Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. ”Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. ”S&P 500 ®,” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard

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voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of JHVLICO

We are a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

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Description of John Hancock Variable Life Account S

The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S, a separate account operated by us under Massachusetts law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of JHVLICO other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of JHVLICO’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment options

Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer two fixed investment options — the standard fixed investment option and the enhanced yield fixed investment option. The effective annual rate we declare for either of these fixed investment options will never be less than 4%.

Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been registered under the Securities Act of 1933 (the “1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding the fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are “due” are referred to as “modal processing dates.” The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see “Lapse and reinstatement”).

Minimum premium payments

Each premium payment must be at least $100.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see “Tax considerations”). Also, we may refuse to accept any amount of an additional premium if:

•	that amount of premium would increase our insurance risk exposure, and

•	the insured person doesn’t provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

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In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock Life.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Servicing Office at the appropriate address shown on the back cover of this prospectus.

We will also accept premiums:

•	by wire or by exchange from another insurance company,

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Servicing Office.

Processing premium payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1)	We will process a payment received prior to a policy’s date of issue as if received on the business day immediately preceding the date of issue.

(2)	If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

(3)	We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4)	If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy’s surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make that payment. If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for

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issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit feature is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Guaranteed minimum death benefit feature

This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. The Guaranteed Minimum Death Benefit Premium (or “GMDB Premium”) is defined in the policy and one-twelfth of it is “due” on each monthly deduction date. The term “monthly deduction date” is defined under “Procedures for issuance of a policy.” On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

No GMDB Premium will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see “The death benefit” below). The GMDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender.

If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don’t pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the insured person still meets our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see “The death benefit” below).

The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the insured person’s 100th birthday. Also, the feature cannot be reinstated after that policy anniversary. However, the optional “Age 100 Waiver of Charges Rider,” if elected at the time of application for the policy and if still in effect at the time of that policy anniversary, will continue the guaranteed minimum death benefit feature beyond that policy anniversary.

If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Sum Insured.” Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under “Basic Sum Insured vs. Additional Sum Insured” below.

When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

•	Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

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•	Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount.

•	Option M - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit (as described below), or (2) the minimum insurance amount.

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A or Option M. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A or Option M than under Option B for the same premium payments.

Optional extra death benefit feature

The optional extra death benefit is determined as follows:

•	First, we multiply your account value by a factor specified in the policy. The factor is based on the insured person’s age on the date of calculation.

•	We will then subtract your Total Sum Insured.

If you change the way in which the minimum insurance amount is calculated (see below), we may have to change the factors described above (perhaps retroactively) in order to maintain qualification of the policy as life insurance under Federal tax law. This feature may result in the Option M death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

For the same amount of premiums paid, the amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent generally will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see “Tax considerations”).

The minimum insurance amount

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash

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value corridor test” and the “cash value accumulation test.” When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. Regardless of which test you elect, a table showing the required death benefit factor for each policy year will appear in the policy.

As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Requesting an increase in coverage

The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, we may approve an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see “Effective date of certain policy transactions” below.

Requesting a decrease in coverage

The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, we may approve a reduction in the Additional Sum Insured, but only if:

•	the remaining Total Sum Insured will be at least $250,000, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

We may refuse any decrease in the Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see “Effective date of certain policy transactions” below.

Change of death benefit option

At any time, you may request to change your coverage from death benefit Option B to Option A. Our administrative systems do not currently permit any other change of death benefit option. Such changes may be permitted in the future, but that is not guaranteed.

Effective date of certain policy transactions

The following transactions take effect on the policy anniversary on or next following the date we approve the request:

•	Total Sum Insured decreases

•	Additional Sum Insured increases

•	Change of death benefit option from Option B to Option A

•	Any other change of death benefit option, when and if permitted by our administrative rules (see “Change of death benefit option” above)

Tax consequences of coverage changes

Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

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Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

•	Option 1 - Proceeds left with us to accumulate with interest

•	Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

•	Option 2B - Equal monthly payments for a specified period of time

•	Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

•	Option 4 - Equal monthly payments for life with no refund

•	Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven’t been paid out

You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

From each premium payment you make, we deduct the charges described under “Deductions from premium payments.” We invest the rest in the investment options you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Description of charges at the policy level.” We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the

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close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in any fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is for any fixed investment option, just call or write to us. Amounts you invest in any fixed investment option will not be subject to the mortality and expense risk charge. Otherwise, the policy level charges applicable to the fixed investment options are the same as those applicable to the variable investment options.

Commencement of investment performance

Any premium payment processed prior to the twentieth day after the policy’s date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options. Under our current rules, we impose the following restrictions on transfers into and out of variable investment options. Transfers out of a fixed investment option are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment

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options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

If we change any of the above rules relating to transfers, we will notify you of the change.

Transfers out of the fixed investment options are currently subject to the following restrictions:

•	You can only make one transfer out of either fixed investment option in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed investment option will not be processed until such 6 month period has expired.

•

The most you can transfer at any one time out of the standard fixed investment option is the greater of (i) $500 (ii) 20% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year.

•

The most you can transfer at any one time out of the enhanced yield fixed investment option is the greater of (i) $500 (ii) 10% of your assets in the enhanced yield fixed investment option or (iii) the amount you transferred out of the enhanced yield fixed investment option during the previous policy year.

We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option.

If there is a default as described in the “Lapse and reinstatement” provision and a “grace period” is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from one investment account into any other investment account(s) or any fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrenders and partial withdrawals

Full surrender

You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your “surrender value.” You must return your policy when you request a full surrender.

Partial withdrawals

You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We

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will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. The amount in each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months’ worth of monthly charges (see “Deductions from account value”). We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $250,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see “The death benefit”) and under the guaranteed minimum death benefit feature (see “Guaranteed minimum death benefit feature”). Under Option A or Option M such a partial withdrawal will reduce the Total Sum Insured. Under the guaranteed minimum death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A “Terminated ASI Withdrawal Amount” is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described under “Lapse and reinstatement.” The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. However, you can’t borrow from your policy during a “grace period” (see “Lapse and reinstatement”). The maximum amount you can borrow is determined as follows:

•	We first determine the account value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•	We then multiply the resulting amount by .75% in policy years 1 through 20 and .25% thereafter.

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 4.75% in the first 20 policy years and 4.00% thereafter. However, we reserve the right to increase the percentage after the twentieth policy year to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your JHVLICO representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

•	The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

•	The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

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The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from premium payments

•	Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

•	DAC tax charge - A charge to cover the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

•	Premium processing charge - A charge to help defray our administrative costs. This charge is 1.25% of each premium.

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Sales charge - A charge to help defray our sales costs. The charge is up to 30% (currently 20%) of premiums paid in the first policy year up to the Target Premium, 10% of premiums paid in each of policy years 2 through 10 up to the Target Premium, 4% of premiums paid in each policy year after policy year 10 up to the Target Premium, and 3.5% of premiums paid in any policy year in excess of the Target Premium. If the premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. The “Target Premium” is determined at the time the policy is issued and will appear in the “Policy Specifications” section of the policy.

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Enhanced Cash Value Rider charge - A charge imposed if you elect this rider. The charge is 2% of premiums received in the first two policy years until the total charges deducted equal 2% of policy year 1’s Target Premium.

Deductions from account value

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Issue charge - A monthly charge to help defray our administrative costs. This is a charge per $1,000 of Basic Sum Insured at issue that varies by age and that is deducted only during the first ten policy years. The charge will appear in the “Policy Specifications” section of the policy. As an example, the monthly charge for a 45 year old is 10¢ per $1,000 of Basic Sum Insured. The monthly charge will be at least $5 and is guaranteed not to exceed $200.

•	Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $10 (currently $5).

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Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. (The insured person’s “attained age” on any date is his or her age on the birthday nearest that date.) Higher current insurance rates are generally applicable to policies issued on a “guaranteed issue” basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

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M & E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to any fixed investment option. The current charge is at an effective annual rate of .00% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

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Guaranteed minimum death benefit charge - A monthly charge beginning in the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1¢ per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3¢ per $1,000 of Basic Sum Insured.

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Age 100 Waiver of Charges Rider charge - A monthly charge if this rider is elected at the time of application for the policy. To determine the charge, we multiply the amount of insurance for which we are at risk by a rate based on the insured person’s age. The rate is derived from an actuarial table. The table in your policy will show the rates. This charge will not be made until the policy anniversary nearest the insured person’s 80th birthday.

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Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the Enhanced Cash Value Rider). We currently do not offer any rider for which such a charge is made, but we may offer such riders in the future.

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Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Additional information about how certain policy charges work

Sales expenses and related charges

The sales charges help to compensate us for the cost of selling our policies. (See “Description of charges at the policy level.”) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $11,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to and including the ninth policy year, you would pay total sales charges of only $7,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy’s 7-pay premium limit and, as a result, cause the policy to become a modified endowment contract, with adverse tax consequences to you upon receipt of policy distributions (see “Tax considerations”).

Method of deduction

We deduct the monthly charges described in the Fee Tables section from your policy’s investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the

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facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, premium tax levels range from 0 - 3.5%. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy’s account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy.

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Enhanced Cash Value Rider - In the application for the policy, you may elect to purchase the Enhanced Cash Value Rider. This rider provides an Enhanced Cash Value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the “Policy Specifications” section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

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Age 100 Waiver of Charges Rider - At the time of policy issue, you may elect a rider that will allow for the policy to stop deducting any monthly charges beginning on the policy anniversary nearest the insured person’s 100th birthday, if the policy and the rider are still in effect at that time. We will also stop accepting any premium payments, the death benefit option in effect at that time will cease to apply and we will automatically set the amount of any Additional Sum Insured equal to zero. The death benefit thereafter will be equal to the greater of (a) the Basic Sum Insured plus a portion of the account value on the date of death of the insured person and (b) the account value on the date of death of the insured person. In (a) above, the portion of the account value added to the Basic Sum Insured will be the lesser of the account value on the date of death of the insured person and the Additional Sum Insured in effect immediately before the policy anniversary nearest the insured person’s 100th birthday.

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Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Sum Insured at issue of $250,000 and a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called underwriting standards.

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “date of issue.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as “backdating” and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

The conditions for coverage described above under “Commencement of insurance coverage” must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person’s younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

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Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing investment options

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term “you” appears in this prospectus, we’ve assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various investment options

•	Borrow or withdraw amounts you have in the investment options

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. To cancel your policy, simply deliver or mail the policy to:

•	JHVLICO at one of the addresses shown on the back cover of this prospectus, or

•	the JHVLICO representative who delivered the policy to you.

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In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

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Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the surrender value derived from any fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Servicing Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. These requests include those listed below.

•	loans

•	surrenders or partial withdrawals

•	change of death benefit option

•	increase or decrease in Total Sum Insured

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see “Telephone and facsimile transactions” below).

•	transfers of account value among investment options

•	change of allocation among investment options for new premium payments.

You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Servicing Office. We don’t consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If

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we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed the following schedule: policy year 1, 100% of premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; policy year 2, 9.5% of

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premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 3.25% of any excess premium paid; policy years 3-5, 9.5% of the premium paid up to the first tier, 4.25% of the premium paid up to the second tier, if any, and 3.25% of any excess premium paid; policy years 6-10, 4.25% of the premium paid up to the first tier, 4.0% of the premium paid up to the second tier, if any, and 3.0% of any excess premium paid; and policy years 11+, 3.0% of premiums paid up to the first tier and the second tier, and 2% of any excess premiums paid. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

45

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to

46

state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

47

In addition to this prospectus, JHVLICO has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

JHVLICO SERVICING OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117-0192

Phone:	Fax:
1-800-521-1234	617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7782 1933 Act File No. 333-15075

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Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Variable Life Separate Account S (“Registrant”)

Interests are made available under

MAJESTIC VARIABLE UNIVERSAL LIFE 98

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY (“JHVLICO” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02116. We are authorized to transact life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We are also subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by “demutualizing” and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock’s ultimate parent is now Manulife Financial Corporation. John Hancock’s home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2007, John Hancock’s assets were approximately $98 billion and it had invested approximately $2 billion in JHVLICO in connection with JHVLICO’s organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Variable Life Separate Account S (the “Account”), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of JHVLICO.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by JHVLICO and of registered separate accounts organized by JHVLICO may be provided by John Hancock Life Insurance Company, or other affiliates. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account S of John Hancock Variable Life Insurance Company at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon

2

appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007 was $226,336,094.

Signator Investors, Inc. (“Signator”), a Delaware corporation that we control, was the principal distributor of the variable life policies and the principal underwriter of the securities offered by the Depositor and its affiliates until May 1, 2006.

The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April, 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 was $92,499. Neither Signator nor JH Distributors retained any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed the following schedule: policy year 1, 100% of premium paid up to the first tier, 17.5% of the premium paid up to the second tier, if any, and 4.5% of any excess premium paid; policy year 2, 9.5% of premium paid up to the first tier, 11.25% of the premium paid up to the second tier, if any, and 3.25% of any excess premium paid; policy years 3-5, 9.5% of the premium paid up to the first tier, 4.25% of the premium paid up to the second tier, if any, and 3.25% of any excess premium paid; policy years 6-10, 4.25% of the premium paid up to the first tier, 4.0% of the premium paid up to the second tier, if any, and 3.0% of any excess premium paid; and policy years 11+, 3.0% of premiums paid up to the first tier and the second tier, and 2% of any excess premiums paid.

3

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. JHVLICO reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which JHVLICO believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. JHVLICO may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Variable Life Insurance Company

Years Ended December 31, 2007, 2006 and 2005

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed its method of accounting for income tax related cash flows generated by investments in leveraged leases and collateral related to certain derivative activities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities - at fair value (cost: 2007 - $4,971.2; 2006 - $4,616.7 restated)	$4,967.5	$4,583.7
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $2.3; 2006 - $109.7)	4.5	122.4
Mortgage loans on real estate	1,031.7	1,056.2
Real estate	257.8	261.7
Policy loans	465.3	441.6
Other invested assets	208.4	201.1

Total Investments	6,935.2	6,666.7

Cash and cash equivalents	184.9	265.5
Accrued investment income	73.4	67.2
Goodwill	410.8	410.8
Value of business acquired	1,275.8	1,299.0
Amounts due from affiliates	121.2	177.0
Intangible assets	210.6	213.8
Deferred policy acquisition costs	544.6	499.7
Reinsurance recoverable	483.3	397.5
Other assets	5.2	39.7
Separate account assets	7,949.2	7,924.9

Total Assets	$18,194.2	$17,961.8

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$6,924.0	$6,715.9
Policyholders’ funds	50.4	39.7
Unearned revenue	104.5	133.4
Unpaid claims and claim expense reserves	37.7	48.7
Dividends payable to policyholders	1.5	1.3
Amounts due to affiliates	178.9	350.8
Deferred income tax liability	462.7	452.0
Other liabilities	364.0	197.1
Separate account liabilities	7,949.2	7,924.9

Total Liabilities	16,072.9	15,863.8

Shareholder’s Equity:

Common stock; $50 par value; 50,000 shares authorized and outstanding	2.5	2.5
Additional paid in capital	2,017.1	2,017.1
Retained earnings	96.7	83.5
Accumulated other comprehensive (loss) income	5.0	(5.1)

Total Shareholder’s Equity	2,121.3	2,098.0

Total Liabilities and Shareholder’s Equity	$18,194.2	$17,961.8

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues
Premiums	$59.2	$70.9	$77.6
Universal life and investment-type product charges	105.3	138.5	126.3
Net investment income	367.6	358.2	328.4
Net realized investment and other gains (losses)	4.1	(6.2)	11.0
Investment management revenues, commissions and other fees	239.7	124.3	118.7
Other revenue	0.1	—	0.3

Total revenues	776.0	685.7	662.3

Benefits and expenses
Benefits to policyholders	345.2	252.9	274.0
Other operating costs and expenses	79.9	124.7	121.1
Amortization of deferred policy acquisition costs and value of business acquired	59.1	76.3	32.9
Dividends to policyholders	21.5	20.4	19.7

Total benefits and expenses	505.7	474.3	447.7

Income before income taxes	270.3	211.4	214.6

Income taxes	91.8	70.7	71.4

Net income	$178.5	$140.7	$143.2

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Common Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 - As previously reported	$2.5	$1,977.4	$97.0	$33.4	$2,110.3	50.0
Restatements			(27.4)		(27.4)

Balance at January 1, 2005 – Restated	$2.5	$1,977.4	$69.6	$33.4	$2,082.9	50.0

Manulife Financial Corporation purchase price reallocation		39.7			39.7

Comprehensive income:
Net income - Restated			143.2		143.2
Other comprehensive income, net of tax:
Net unrealized losses				(45.5)	(45.5)
Net accumulated losses on cash flow hedges				(0.7)	(0.7)

Comprehensive income					97.0

Dividends paid to Parent			(175.0)		(175.0)

Balance at December 31, 2005 - Restated	$2.5	$2,017.1	$37.8	$(12.8)	$2,044.6	50.0

Comprehensive income:
Net income - Restated			140.7		140.7
Other comprehensive income, net of tax:
Net unrealized gains				7.2	7.2
Net accumulated gains on cash flow hedges				0.5	0.5

Comprehensive income					148.4

Dividends paid to Parent			(95.0)		(95.0)

Balance at December 31, 2006 - Restated	$2.5	$2,017.1	$83.5	$(5.1)	$2,098.0	50.0

Comprehensive income:
Net income			178.5		178.5
Other comprehensive income, net of tax:
Net unrealized gains				9.9	9.9
Net accumulated gains on cash flow hedges				0.2	0.2

Comprehensive income					188.6

Adoption of FSP No. FAS13-2			(15.3)		(15.3)
Dividends paid to Parent			(150.0)		(150.0)

Balance at December 31, 2007	$2.5	$2,017.1	$96.7	$5.0	$2,121.3	50.0

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from operating activities:
Net income	$178.5	$140.7	$143.2
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premium (discount) – fixed maturities	26.4	37.8	52.5
Net realized investment and other (gains) losses	(4.1)	6.2	(11.0)
Amortization of deferred acquisition costs	39.0	51.0	(20.0)
Amortization of value of business acquired	20.1	25.3	52.9
Capitalized deferred acquisition costs	(85.0)	(198.2)	(222.4)
Depreciation and amortization	8.7	5.9	2.5
(Increase) decrease in accrued investment income	(6.2)	3.7	(5.3)
Decrease (increase) other assets and other liabilities, net	10.3	86.0	6.6
Increase in policy liabilities and accruals, net	109.4	141.7	216.4
Increase in deferred income tax liability	15.5	46.8	97.3

Net cash provided by operating activities	312.6	346.9	312.7

Cash flows used in investing activities:
Sales of:
Fixed maturities	463.4	865.0	589.8
Equity securities	149.4	6.0	200.2
Real estate	—	0.1	1.1
Other invested assets	38.7	224.0	118.5
Maturities, prepayments and scheduled redemptions of:
Fixed maturities	144.0	97.6	163.8
Mortgage loans on real estate	201.9	169.2	185.5
Purchases of:
Fixed maturities	(1,001.3)	(1,409.5)	(1,047.0)
Equity securities	(4.2)	(110.5)	(141.3)
Real estate	(1.4)	(99.7)	(151.6)
Other invested assets	(54.1)	(83.1)	(29.2)
Mortgage loans on real estate issued	(180.5)	(94.2)	(272.5)
FSP No. FAS 13-2 transition adjustment	(15.3)	—	—
Other, net	3.5	(18.6)	(32.8)

Net cash used in investing activities	$(255.9)	$(453.7)	$(415.5)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS — (CONTINUED)

	Years Ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	$(150.0)	$(95.0)	$(175.0)
Universal life and investment-type contract deposits	366.4	769.4	827.0
Universal life and investment-type contract maturities and withdrawals	(382.2)	(777.7)	(715.0)
Net transfers to separate accounts from policyholders	28.5	246.7	270.5

Net cash (used in) provided by financing activities	(137.3)	143.4	207.5

Net (decrease) increase in cash and cash equivalents	(80.6)	36.6	104.7

Cash and cash equivalents at beginning of year	265.5	228.9	124.2

Cash and cash equivalents at end of year	$184.9	$265.5	$228.9

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) which is in turn a subsidiary of John Hancock Financial Services, Inc. (JHFS). Since April 28, 2004, the Company and John Hancock all operate as subsidiaries of Manulife Financial Corporation (Manulife) as a result of the merger. The “John Hancock” name is Manulife’s primary U.S. brand.

The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock’s sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with US generally accepted accounting principles which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Manulife Insurance Company. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, or performs other transactions with them or provides services for them.

Restatements

The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005. These restatements resulted in an increase in net income for the year ended December 31, 2006 of $3.3 million and a decrease in net income for the year ended December 31, 2005 of $11.6 million. Total shareholder’s equity decreased by $35.7 million, $39.0 million and $27.4 million as of December 31, 2006, December 31, 2005 and January 1, 2005, respectively. There were four material items included in the restatements as described below.

The non-traditional life products’ deferred policy acquisition cost amortization did not properly include premium taxes in the determination of adjusted gross profits. The correction of the modeling error resulted in lower amortization expense and an increase in net income of $10.7 million and $7.1 million for the years ended December 31, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life policies. An error in the calculation of the components of this treaty resulted in a decrease in net income of $1.2 million and $3.1 million for the years December 31, 2006 and 2005, respectively, and a decrease in shareholder’s equity of $6.0 million as of January 1, 2005.

For certain investments, the amounts per the general ledger did not agree to the underlying investment valuation model resulting in an overstatement of those assets on the financial statements. The financial statements have been restated to reflect the after-tax decrease in net investment income of $9.7 million for the year ended December 31, 2005, and a decrease in shareholder’s equity of $6.5 million as of January 1, 2005.

Federal tax deficiency liabilities and provisions attributable to the Company had historically been recorded by John Hancock. The Company’s financial statements have been restated to include those liabilities and provisions and which decreased net income by $7.2 million and $4.5 million in the years ended December 31, 2006 and 2005, respectively, and decreased shareholder’s equity by $18.3 million as of January 1, 2005.

Other adjustments not specifically discussed above, but included in the restatements, resulted in an increase in net income for the year ended December 31, 2006 of $1.0 million and a decrease in net income for the year ended December 31, 2005 of $1.4 million. Total shareholder’s equity increased by $3.4 million as of January 1, 2005 for these adjustments.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statement of Income and Changes in Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	($ in millions)
December 31, 2006
Fixed maturities	$4,608.6	$(24.9)	$4,583.7
Total investments	6,691.6	(24.9)	6,666.7
Deferred policy acquisition costs	472.3	27.4	499.7
Other assets	35.8	3.9	39.7
Total assets	17,955.4	6.4	17,961.8
Unearned revenue	163.6	(30.2)	133.4
Deferred income tax liability	463.4	(11.4)	452.0
Other liabilities	113.4	83.7	197.1
Total liabilities	15,821.7	42.1	15,863.8
Retained earnings	119.2	(35.7)	83.5
Total shareholder’s equity	2,133.7	(35.7)	2,098.0
Total liabilities and shareholder’s equity	17,955.4	6.4	17,961.8

December 31, 2005
Retained earnings	76.8	(39.0)	37.8
Total shareholder’s equity	2,083.6	(39.0)	2,044.6

January 1, 2005
Retained earnings	97.0	(27.4)	69.6
Total shareholder’s equity	2,110.3	(27.4)	2,082.9

For the year ended December 31, 2006
Premiums	84.0	(13.1)	70.9
Universal life and investment-type product charges	140.8	(2.3)	138.5
Investment management revenues, commissions and other fees	122.2	2.1	124.3
Total revenue	699.0	(13.3)	685.7
Benefits to policyholders	264.2	(11.3)	252.9
Other operating costs and expenses	116.3	8.4	124.7
Amortization of deferred policy acquisition costs and value of business acquired	92.8	(16.5)	76.3
Total benefits and expenses	493.7	(19.4)	474.3
Income before income taxes	205.3	6.1	211.4
Income taxes	67.9	2.8	70.7
Net income	137.4	3.3	140.7

For the year ended December 31, 2005
Premiums	80.8	(3.2)	77.6
Universal life and investment-type product charges	128.4	(2.1)	126.3
Net investment income	343.3	(14.9)	328.4
Investment management revenues, commissions and other fees	113.1	5.6	118.7
Total revenue	676.9	(14.6)	662.3
Benefits to policyholders	265.7	8.3	274.0
Other operating costs and expenses	118.6	2.5	121.1
Amortization of deferred policy acquisition costs and value of business acquired	43.8	(10.9)	32.9
Total benefits and expenses	447.8	(0.1)	447.7
Income before income taxes	229.1	(14.5)	214.6
Income taxes	74.3	(2.9)	71.4
Net income	154.8	(11.6)	143.2

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

The Consolidated Statements of Cash Flows were restated as applicable for the items noted above.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Investments

The Company classifies its fixed maturity securities as available-for-sale, and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of related amortization of deferred policy acquisition costs and deferred taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains (losses). The Company records as its carrying value the net investment of the leveraged leases calculated by accruing income at the lease’s expected internal rate of return in accordance with the Statement of Financial Accounting Standard No. 13, Accounting for Leases.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholder’s equity, as described above for fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are carried at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are reported on the specific identification method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company’s Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC)

Deferred Acquisition Costs are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period.

Amortization of DAC is allocated to: (1) a separate component of total benefits and expenses to reflect amortization related to the gross margins or profits relating to policies and contracts in force; and (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets.

In JHFS’ merger with Manulife, the Company de-recognized its intangible assets which consisted of value of business acquired (VOBA). Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill and brand name, and recognized new amortizable intangible assets including VOBA and distribution networks.

Unamortizable assets include goodwill and brand name. Goodwill is the excess of the cost to Manulife over the fair value of the Company’s identifiable net assets acquired by Manulife. Brand name is the fair value of the Company’s trademark and trade name acquired by Manulife.

Amortizable assets include VOBA and distribution networks. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the date of the merger. Distribution networks are values assigned to the Company’s networks of sales agents and producers responsible for procuring business acquired by Manulife. Distribution networks had weighted average lives of 22 years at the date of the merger.

The Company tests non-amortizing assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. VOBA and the Company’s other intangible assets are evaluated for impairment by comparing their fair values to their current carrying values whenever they are tested. Impairments are recorded whenever an asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses) and the related liability changes of separate accounts are offset within the same line in the Consolidated Statements of Income. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders’ fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, and from 3.0% to 6.9% for individual annuity liabilities.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders’ funds for universal life and investment-type products are equal to the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products. Interest crediting rates range from 4.0% to 5.8% for universal life products.

Participating Insurance

Participating business represents approximately 2.6% of the Company’s life insurance in-force at December 31, 2007 and 2006.

The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors.

The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

FASB Staff Position Fin No. 39-1, Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN 39-1)

In April 2007, the FASB Staff Position issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase of derivative liabilities at December 31, 2007 and 2006 of $2.5 million and $0.0 million, respectively.

Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company’s financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

In September 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted trade prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair valued items valued using the lowest hierarchy level.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 - Summary of Significant Accounting Policies – (continued)

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 could have a material effect on its consolidated financial position and results of operations. The Company is currently assessing the impact of adoption.

FASB Staff Position FAS13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction (FSP FAS13-2).

The FASB staff released FSP FAS13-2 in September 2006. FSP FAS13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP FAS13-2 was effective for the Company’s financial statements beginning January 1, 2007 and cannot be retrospectively applied. Adoption of FSP No. FAS 13-2 resulted in a charge to opening retained earnings at January 1, 2007 of $15.3 million.

FAS Financial Interpretation 48; Accounting for Uncertainty in Income Taxes an Interpretation of FASB Statement No. 109 (FIN 48)

In June 2006, the FASB issued FIN 48. FIN 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1- “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company’s operations.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. The parent company service fee is included in the Company’s financial statements in deferred acquisition costs on the Company’s Consolidated Balance Sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company’s Consolidated Statements of Income. John Hancock charged the Company service fees of $52.2 million, $80.0 million, and $95.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. As of December 31, 2007 and 2006, respectively, the Company owed John Hancock $12.0 million and $145.4 million related to these services. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company’s shareholder’s equity from declining below $1.0 million.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were an expense of $10.5 million, $6.8 million, and $17.3 million in 2007, 2006 and 2005, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of post-1993 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. This agreement increased the Company’s income before income taxes by $4.7 million and $4.7 million (restated) for the years ended December 31, 2007 and 2006, respectively and decreased the Company’s income before income taxes by $6.2 million (restated) for the year ended December 31, 2005.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company’s 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. This agreement was recaptured as of September 30, 2006. This agreement decreased the Company’s income before income taxes by $1.4 million for the period from January 1, 2006 through September 30, 2006 and the recapture of the agreement decreased the Company’s 2006 income before income taxes by an additional $3.6 million. This agreement decreased the Company’s income before income taxes by $2.0 million for the year ended December 31, 2005.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of an agreed upon attachment point for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and $0.8 million from the Company for the years ended December 31, 2006 and 2005. This agreement decreased the Company’s income before income taxes by $0.8 million and $0.8 million for the years ended December 31, 2006 and 2005. The Company and John Hancock terminated this reinsurance agreement effective January 1, 2007.

Effective January 1, 2004, the Company entered into a coinsurance funds withheld reinsurance agreement with John Hancock Reassurance Co Ltd. This agreement was amended and restated, effective April 1, 2007, in order to clarify the wording. The risks reinsured under this Agreement are the death benefits that result from the no-lapse guarantee present in the single life and joint life Protection Universal Life Insurance Policies. The Company entered into this Agreement to facilitate the capital management process. Premiums ceded were $0.0 million and $0.2 million for the years ended December 31, 2007 and 2006, respectively. The reinsurance recoverable was $39.8 million and $37.7 million at December 31, 2007 and 2006, respectively.

Effective December 31, 2000, the Company entered into a reinsurance treaty to cede 50% net of third party reinsurance of its level term policies to John Hancock. Effective October 1, 2007, under an amended and restated agreement, the treaty became a coinsurance funds withheld reinsurance agreement. On the same date, as mutually agreed upon by John Hancock, an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), and the Company, the treaty was transferred and assigned to MRBL. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.3 million, $1.3 million and $1.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 - Related Party Transactions (continued)

Effective December 31, 2002, the Company entered into a coinsurance funds withheld treaty with JHRECo to cede 50% net of third party reinsurance of its level term policies. Effective October 1, 2007, the treaty was amended to clarify wording and eliminate ambiguities. The reinsurance agreement does not meet the risk transfer definition for U.S. GAAP reporting purposes, as it has been structured so that, under normal economic conditions, the reinsurer is not likely to recognize a significant loss. Only the expense and risk charge is recognized in income. This agreement decreased the Company’s income before income taxes by $1.1 million, $1.0 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company sells deferred annuity contracts that feature a market value adjustment that are registered with the SEC. The deferred annuity contracts contain variable investment options and fixed investment period options. The fixed investment period options enable the participant to invest fixed amounts of money for fixed terms at fixed interest rates, subject to a market value adjustment if the participant desires to terminate a fixed investment period before its maturity date. The annuity contract provides for the market value adjustment to keep parties whole with respect to the fixed interest bargain for the entire fixed investment period. The Company refers to these fixed investment period options that contain a market value adjustment feature as “MVAs.”

On December 30, 2002, JHFS fully and unconditionally guaranteed the Company’s obligation to pay amounts due under any MVA that was outstanding on or following such date on transfer, withdrawal, surrender, maturity or annuitization of such MVA. On June 29, 2005, Manulife provided a similar guarantee, both with respect to MVAs outstanding at that time and to those to be issued subsequently. JHFS will continue to guarantee MVAs that were outstanding before June 29, 2005, and JHFS and Manulife will be jointly and severally liable under such guarantees. However, JHFS will not guarantee MVAs issued on or after June 29, 2005.

Manulife’s guarantee of the MVAs is an unsecured obligation of Manulife, and is subordinated in the right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife’s guarantee of the MVAs. The Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 in 2003 and JHFS reported condensed consolidating financial information regarding the Company in JHFS’ quarterly and annual reports from 2003 to May 2005. Manulife now reports condensed consolidating financial information regarding the Company in Manulife’s quarterly and annual reports.

The Company participates in a liquidity pool of its affiliate John Hancock Life Insurance Company (U.S.A.) as set forth in the terms of the Liquidity Pool and Loan Facility Agreements. The Company had $120.4 million and $252.7 million invested in this pool at December 31, 2007 and 2006, respectively. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

At December 31, 2007 and 2006, the Company had a $250.0 million line of credit with JHFS. At December 31, 2007 and 2006, the Company had no outstanding borrowings under this agreement.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Net Investment Income
Fixed maturities - Restated	$276.8	$265.3	$233.1
Equity securities	—	4.6	1.5
Mortgage loans on real estate	57.7	60.1	54.9
Real estate	12.4	10.5	4.5
Policy loans	22.9	20.0	21.3
Short-term investments	19.4	8.5	4.4
Other	(6.5)	4.5	17.6

Gross investment income - Restated	382.7	373.5	337.3
Less investment expenses	15.1	15.3	8.9

Net investment income - Restated	$367.6	$358.2	$328.4

Net realized investment and other gains (losses)
Fixed maturities	$(6.4)	$1.3	$(1.5)
Equity securities	17.6	0.8	1.9
Mortgage loans on real estate and real estate to be disposed of	(0.9)	4.0	0.8
Derivatives and other invested assets	(6.2)	(12.3)	9.8

Net realized investment and other gains (losses)	$4.1	$(6.2)	$11.0

Gross gains were realized on the sale of available-for-sale securities of $25.2 million, $20.4 million, and $16.3 million for the years ended December 31, 2007, 2006, and 2005, respectively. Gross losses were realized on the sale of available-for-sale securities of $3.1 million, $14.7 million, and $9.2 million for the years ended December 31, 2007, 2006, and 2005, respectively. In addition, other-than-temporary impairments on available for sale securities of $20.0 million, $9.1 million, and $6.0 million for the years ended December 31, 2007, 2006, and 2005, respectively were recognized in the Consolidated Statements of Income.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments (continued)

The Company’s investments in fixed maturities and equity securities are summarized below for the years indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$4,129.2	$44.4	$(44.6)	$4,129.0
Asset-backed and mortgage-backed securities	810.9	6.3	(10.3)	806.9
Obligations of states and political subdivisions	9.2	—	—	9.2
U.S. Treasury securities and obligations of U.S. government corporations and agencies	21.9	0.5	—	22.4

Total fixed maturities	4,971.2	51.2	(54.9)	4,967.5
Equity securities available-for-sale	2.3	2.4	(0.2)	4.5

Total fixed maturities and equity securities	$4,973.5	$53.6	$(55.1)	$4,972.0

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities - Restated	$3,710.7	$20.3	$(46.6)	$3,684.4
Asset-backed and mortgage-backed securities	866.5	4.7	(11.5)	859.7
Obligations of states and political subdivisions	2.3	—	—	2.3
U.S. Treasury securities and obligations of U.S. government corporations and agencies	37.2	0.1	—	37.3

Total fixed maturities - Restated	4,616.7	25.1	(58.1)	4,583.7
Equity securities available-for-sale	109.7	13.0	(0.3)	122.4

Total fixed maturities and equity securities - Restated	$4,726.4	$38.1	$(58.4)	$4,706.1

The amortized cost and fair value of fixed maturities at December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$270.8	$271.0
Due after one year through five years	1,673.7	1,686.6
Due after five years through ten years	1,221.5	1,214.1
Due after ten years	994.3	988.9

	4,160.3	4,160.6
Asset-backed and mortgage-backed securities	810.9	806.9

Total	$4,971.2	$4,967.5

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, fixed maturity securities with a fair value of $18.4 million and $18.5 million were on deposit with government authorities as required by law.

Available-for-sale securities with amortized cost of $2.4 million and $3.2 million were non-income producing for the years ended December 31, 2007 and 2006, respectively.

Depreciation expense on investment real estate was $5.4 million, $3.3 million, and $0.7 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $11.3 million and $5.9 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation, government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee, a Credit Committee sub-committee, reviews at-risk securities, including where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee, which includes Manulife’s Chief Financial Officer, Chief Risk Officer and Chief Investment Officer, meets with the head of workouts, the head of each industry team and the head of portfolio management. The review focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. Results of this review are approved by Manulife’s Credit Committee.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments; and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

As of December 31, 2007 and 2006, there were 839 and 977 fixed maturity securities with an aggregate gross unrealized loss of $54.9 million and $58.1 million, of which the single largest unrealized loss was $1.6 million and $1.3 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover in value or mature.

As of December 31, 2007 and 2006 there were 3 and 4 equity securities with an aggregate gross unrealized loss of $0.2 million and $0.3 million, of which the single largest unrealized loss was $0.2 million and $0.3 million as of December 31, 2007 and 2006 respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
Federal agency mortgage backed securities	$89.8	$(1.7)	$311.3	$(8.6)	$401.1	$(10.3)
Corporate bonds	600.4	(13.8)	1,055.7	(30.8)	1,656.1	(44.6)

Total, debt securities	690.2	(15.5)	1,367.0	(39.4)	2,057.2	(54.9)
Common stocks	1.5	(0.2)	—	—	1.5	(0.2)

Total	$691.7	$(15.7)	$1,367.0	$(39.4)	$2,058.7	$(55.1)

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Loss	Unrealized Losses
US Treasury obligations and direct obligations of U.S. government agencies	$11.3	$—	$3.0	$—	$14.3	$—
Federal agency mortgage backed securities	99.3	(0.9)	467.9	(10.6)	567.2	(11.5)
Corporate bonds	760.7	(11.3)	1,563.9	(35.3)	2,324.6	(46.6)

Total, debt securities	871.3	(12.2)	2,034.8	(45.9)	2,906.1	(58.1)
Common stocks	1.6	—	1.3	(0.3)	2.9	(0.3)

Total	$872.9	$(12.2)	$2,036.1	$(46.2)	$2,909.0	$(58.4)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the assets and derivatives mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $66.6 million, and $62.5 million, respectively, excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $6.6 million at December 31, 2007 from $3.4 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below:

	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
	(in millions)
Year ended December 31, 2007
Mortgage loans on real estate	$2.8	$1.5	$2.3	$2.0

Total	$2.8	$1.5	$2.3	$2.0

Year ended December 31, 2006
Mortgage loans on real estate	$4.0	$1.4	$2.6	$2.8

Total	$4.0	$1.4	$2.6	$2.8

Years ended December 31, 2005
Mortgage loans on real estate	$3.3	$2.8	$2.1	$4.0

Total	$3.3	$2.8	$2.1	$4.0

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$3.0	$7.4
Provision for losses	(2.0)	(2.8)

Net impaired mortgage loans on real estate	$1.0	$4.6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Investments - (continued)

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$5.2	$10.4	$12.5
Interest income recognized on impaired loans	$—	$—	$0.4

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $0.0 million and $1.1 million as of December 31, 2007 and 2006, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Expected	$0.1	$0.1	$0.4
Actual	0.1	0.1	0.2

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$176.0	East North Central	$92.6
Hotels	5.3	East South Central	43.3
Industrial	135.8	Middle Atlantic	115.2
Office buildings	140.5	Mountain	74.2
Retail	291.2	New England	78.4
Mixed use	51.1	Pacific	285.2
Agricultural	184.3	South Atlantic	203.0
Other	49.5	West North Central	20.3
		West South Central	120.6
		Canada/Other	0.9

Allowance for losses	(2.0)	Allowance for losses	(2.0)

Total	$1,031.7	Total	$1,031.7

Mortgage loans with outstanding principal balances of $3.2 million were non-income producing at December 31, 2007. There was no non-income producing real estate at December 31, 2007.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $2.5 million and $0.0 million and appears on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as other liabilities at December 31, 2007 and 2006 was $47.0 million and $20.9 million and appears on the Consolidated Balance Sheets in other liabilities.

The Company adopted FASB Derivative Implementation Group Issue No. B36-Embedded Derivatives: Modified Coinsurance Arrangement and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligator under Those Instruments (“DIG B36”) and determined that certain of its reinsurance contracts contained embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with charges in fair value recorded in net income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the Consolidated Balance Sheet. The fair value of derivative instruments, identified as embedded derivatives in modified coinsurance agreements pursuant to DIG B36, are classified as liabilities and appear on the Company’s Consolidated Balance Sheets in other liabilities at December 31, 2007 and 2006 were $25.2 million and $17.8 million, respectively.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned or expensed on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company recognized a net loss of $4.9 million, and gains of $1.9 million, and $3.3 million related to the ineffective portion of its fair value hedges and no gain or loss related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness for the years ended December 31, 2007, 2006, and 2005, respectively. These amounts are recorded in net realized investment and other gains (losses). In 2007 and 2006, the Company had no hedges of firm commitments.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2007, the Company recognized gains of $0.0 million related to the ineffective portion of its cash flow hedges. For the year ended December 31, 2007, all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2007, $0.0 million was reclassified from other accumulated comprehensive income (loss) to earnings. It is anticipated that approximately $0.0 million will be reclassified from other accumulated comprehensive income (loss) to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 5.2 years.

For the years ended December 31, 2007, 2006, and 2005, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2007, gains of $0.2 million (net of tax of $0.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.0) million (net of tax of $0.0 million) at December 31, 2007. For the year ended December 31, 2006 gains of $0.5 million (net of tax of $0.2 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income (loss), resulting in a balance of ($0.2) million (net of tax of $0.2 million) at December 31, 2006.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

For the years ended December 31, 2007 and 2006, the Company recognized net losses of $7.5 million and $3.5 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 - Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	December 31,
	Notional Amount	2007 Carrying Value	Fair Value	Notional Amount	2006 Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$220.5	$2.5	$2.5	—	—	—
Interest rate cap agreements	150.0	—	—	—	—	—
Embedded derivatives	1.5	—	—	—	—	—

Liabilities:
Derivatives:
Interest rate swap agreements	$1,022.0	$42.1	$42.1	$441.5	$15.7	$15.7
Currency rate swap agreements	24.0	4.6	4.6	21.0	4.9	4.9
Foreign exchange forward agreements	1.0	0.1	0.1	2.0	0.1	0.1
Credit default swaps	8.0	—	—	10.3	0.1	0.1
Embedded derivatives	9.8	0.2	0.2	9.8	0.1	0.1

Note 5—Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance sub-group includes three domestic life insurance companies (the Company, John Hancock Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company sub-group consists of JHFS, John Hancock Subsidiaries LLC and John Hancock International Holdings, Inc.

In accordance with the income tax-sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed on a separate return basis.

The components of income taxes were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal -Restated	$75.8	$23.7	$(8.8)
Foreign	0.5	—	0.5

	76.3	23.7	(8.3)

Deferred taxes:
Federal - Restated	15.5	47.0	79.7

Total income taxes - Restated	$91.8	$70.7	$71.4

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes – (continued)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes to consolidated income tax expense charged to operations follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% - Restated	$94.6	$74.0	$75.1
Add (deduct):
Prior year taxes - Restated	1.6	2.7	1.0
Tax credits	(3.2)	(3.1)	(3.1)
Foreign taxes	—	—	0.4
Other - Restated	(1.2)	(2.9)	(2.0)

Total income taxes - Restated	$91.8	$70.7	$71.4

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$276.2	$261.8
Other employee benefits	—	5.7
Unrealized losses	—	6.6
Deferred acquisition costs	(57.3)	40.7
Other	11.8	3.9

Total deferred tax assets	$230.7	$318.7

Deferred tax liabilities:
Lease income	67.0	52.6
Securities and other investments	62.8	115.5
Value of business acquired	519.2	535.6
Other	44.4	67.0

Total deferred tax liabilities	693.4	770.7

Net deferred tax liabilities	$462.7	$452.0

At December 31, 2007 and 2006, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefits of its deferred tax assets.

The Company made income tax payments of $17.7 million in 2007, received income tax refunds of $21.0 million in 2006 and made income tax payments of $38.1 million in 2005.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5—Income Taxes - (continued)

The Company files income tax returns in U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state and local or non U.S. income tax examinations by taxing authorities for years before 1996. The Internal Revenue Service (IRS) completed its examinations for years 1996 through 1998 on September 30, 2003, and completed its examinations for years 1999 through 2001 on October 1, 2006. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2002 through 2004 in the first quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48, on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$95.0
Additions based on tax positions related to the current year	14.7
Reductions based on tax positions related to the current year	—
Additions for tax positions of prior years	0.2
Reductions for tax positions of prior years	(3.5)

Balance as of December 31, 2007	$106.4

Included in the balance as of December 31, 2007, are $18.2 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $88.2 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2007, 2006, and 2005 the Company recognized approximately $9.9 million, $10.1 million, and $3.6 million in interest expense, respectively. The Company had approximately $33.8 million and $23.9 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company has not recognized any material amounts of penalties during the years ended December 31, 2007, 2006 and 2005.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 – Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

	2007 Premiums		2006 Premiums		2005 Premiums
	Written	Earned	Written	Earned	Written	Earned
	(in millions)
Direct	$157.0	$157.3	$162.9	$163.0	$174.9	$176.3
Assumed	0.9	0.9	0.7	0.7	0.2	0.2
Ceded - Restated	(99.0)	(99.0)	(92.8)	(92.8)	(98.9)	(98.9)

Net life premiums - Restated	$58.9	$59.2	$70.8	$70.9	$76.2	$77.6

For the year ended December 31, 2007, 2006, and 2005, benefits to policyholders under life insurance ceded reinsurance contracts were $45.3 million, $33.5 million and $64.5 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 7 – Commitments and Contingencies

Commitments. At December 31, 2007, the Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $18.6 million, and $11.5 million, respectively. If funded, loans related to real estate mortgages would be fully collateralized by mortgage properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $30.1 million at December 31, 2007. The majority of these commitments expire in 2008.

Legal Proceedings. The Company is, primarily through its parent John Hancock, regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regularity matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 - Shareholder’s Equity

Common Stock

The Company has one class of capital stock: common stock of $50 par value with 50,000 shares authorized and outstanding at December 31, 2007 and 2006.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

	Net Unrealized Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income (Loss)
Balance at January 1, 2005	$33.4	—	$33.4
Gross unrealized gains (losses) (net of deferred income tax benefit of $30.7 million)	(57.0)		(57.0)
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.5 million)	(4.6)		(4.6)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $8.7 million)	16.1		16.1

Net unrealized gains (losses)	(45.5)		(45.5)

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax benefit of $0.4 million)	—	(0.7)	(0.7)

Balance at December 31, 2005	$(12.1)	$(0.7)	$(12.8)

Gross unrealized gains (losses), (net of deferred income tax expense of $4.4 million)	8.2	—	8.2
Reclassification adjustment for gains realized in net income (net of income tax expense of $2.0 million)	(3.7)		(3.7)
Adjustment to deferred policy acquisition costs (net of deferred income tax expense of $1.5 million)	2.7	—	2.7

Net unrealized gains (losses)	7.2	—	7.2

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.2 million)	—	0.5	0.5

Balance at December 31, 2006	$(4.9)	$(0.2)	$(5.1)

Gross unrealized gains (losses), (net of deferred income tax expense of $14.3 million)	26.8		26.8
Reclassification adjustment for gains realized in net income (net of income tax expense of $7.7 million)	(14.4)		(14.4)
Adjustment to deferred policy acquisition costs (net of deferred income tax benefit of $1.4 million)	(2.5)		(2.5)

Net unrealized gains (losses)	9.9		9.9

Net accumulated gains (losses) on cash flow hedges (net of deferred income tax expense of $0.0 million)	—	0.2	0.2

Balance at December 31, 2007	$5.0	$—	$5.0

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 - Shareholder’s Equity – (continued)

Net unrealized investment (losses) gains, included in the Consolidated Balance Sheets as a component of shareholder’s equity, are summarized as follows:

	2007	2006	2005
	(in millions)
Balance, end of year comprises:
Unrealized investment (losses) gains on:
Fixed maturities	$(3.7)	$(33.0)	$(27.2)
Equity investments	2.2	12.7	0.1
Other	0.2	—	(0.1)

Total	(1.3)	(20.3)	(27.2)

Amounts of unrealized investment losses (gains) attributable to:
Deferred policy acquisition cost and value of business acquired	8.9	12.8	8.6
Deferred federal income taxes	(2.6)	2.6	6.5

Total	6.3	15.4	15.1

Net unrealized investment (losses) gains	$5.0	$(4.9)	$(12.1)

Statutory Results

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners’ “Accounting Practices and Procedures” manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006 and 2005, there were no permitted practices.

The Company’s statutory net income for the year ended December 31, 2007 was $172.9 million (unaudited). The Company’s statutory surplus as of December 31, 2007 was $609.9 million (unaudited).

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information

The Company operates in the following three business segments: two segments primarily serve retail customers and the third segment is the Corporate Segment. The retail segments are the Protection Segment and the Wealth Management Segment.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1— Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2007
Revenues:
Revenue from external customers	$385.3	$19.0	$—	$404.3
Net investment income	359.3	11.6	(3.3)	367.6
Net realized investment gains (losses)	6.8	(0.3)	(2.4)	4.1

Revenues	$751.4	$30.3	$(5.7)	$776.0

Net Income:
Net income	$179.0	$8.1	$(8.6)	$178.5

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$10.5	$(0.2)	$—	$10.3
Carrying value of investments accounted for by the equity method	145.4	5.7	—	151.1
Amortization of deferred policy acquisition costs and value of business acquired	51.3	7.8	—	59.1
Income taxes	90.6	0.5	0.7	91.8
Segment assets	$17,235.7	$920.3	$38.2	$18,194.2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 - Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2006
Revenues:
Revenue from external customers - Restated	$311.8	$21.9	$—	$333.7
Net investment income	348.0	10.1	0.1	358.2
Net realized investment gains (losses)	(5.9)	(0.1)	(0.2)	(6.2)

Revenues - Restated	$653.9	$31.9	$(0.1)	$685.7

Net Income:
Net income - Restated	$141.9	$0.2	$(1.4)	$140.7

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$12.7	$—	$—	$12.7
Carrying value of investments accounted for by the equity method	138.8	7.5	—	146.3
Amortization of deferred policy acquisition costs and value of business acquired - Restated	66.9	9.4	—	76.3
Income taxes - Restated	71.4	(0.2)	(0.5)	70.7
Segment assets - Restated	$16,897.2	$1,041.1	$23.5	$17,961.8

	Protection	Wealth Management	Corporate	Consolidated
		(in millions)
Year ended December 31, 2005
Revenues:
Revenue from external customers - Restated	$294.1	$28.8	$—	$322.9
Net investment income - Restated	315.9	13.5	(1.0)	328.4
Net realized investment gains (losses)	9.9	1.3	(0.2)	11.0

Revenues - Restated	$619.9	$43.6	(1.2)	$662.3

Net Income:
Net income - Restated	$136.5	$9.0	$(2.3)	$143.2

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$27.8	$0.6	—	$28.4
Carrying value of investments accounted for by the equity method	243.5	12.7	—	256.2
Amortization of deferred policy acquisition costs and value of business acquired - Restated	23.8	9.1	—	32.9
Income taxes - Restated	70.8	1.8	(1.2)	71.4
The Company operates primarily in the United States. The Company has no reportable major customers.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities, (including preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers’ estimates of public spreads derived from their respective publications.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan’s effective interest rates or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying values for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, including any market value adjustment on MVA funds. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company’s derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and credit default swaps. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The following table presents the carrying amounts and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities - Restated	$4,967.5	$4,967.5	$4,583.7	$4,583.7
Equity securities	4.5	4.5	122.4	122.4
Mortgage loans on real estate	1,031.7	1,016.1	1,056.2	1,042.8
Policy loans	465.3	465.3	441.6	441.6
Cash and cash equivalents	184.9	184.9	265.5	265.5
Derivatives:
Interest rate swap agreements	2.5	2.5	—	—

Liabilities:
Fixed rate deferred and immediate annuities	$198.8	$191.2	$245.1	$245.1
Derivatives:
Interest rate swap agreements	42.1	42.1	15.7	15.7
Currency rate swap agreements	4.6	4.6	4.9	4.9
Foreign exchange forward agreements	0.1	0.1	0.1	0.1
Credit default swaps	—	—	0.1	0.1
Embedded derivatives	0.2	0.2	0.1	0.1

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife’s acquisition of the Company. Brand name, distribution networks, and goodwill were initially recognized at the time of the acquisition of the Company by Manulife.

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

	Gross Carrying Amount	Accumulated Amortization and Other Changes	Net Carrying Amount
	(in millions)
December 31, 2007
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(8.5)	125.9
VOBA	1,376.3	(100.5)	1,275.8

December 31, 2006
Unamortizable intangible assets:
Goodwill	$410.8	$—	$410.8
Brand name	84.7	—	84.7
Amortizable intangible assets:
Distribution networks	134.4	(5.3)	129.1
VOBA	1,376.3	(77.3)	1,299.0

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Aggregate amortization expense
Distribution networks, net of tax of $1.1 million, $0.9 million, and $ 0.7 million, respectively	$2.1	$1.8	$1.4
VOBA, net of tax of $7.0 million, $8.9 million, and $18.5 million, respectively	13.1	16.4	34.4

Aggregate amortization expense, net of tax of $8.1 million, $9.8 million, and $19.2 million, respectively	$15.2	$18.2	$35.8

	Tax Effect	Net Expense
	(in millions)
Estimated future aggregate amortization expense for the years ending December 31,
2008	$19.5	$36.2
2009	20.4	37.8
2010	21.3	39.5
2011	21.9	40.7
2012	22.4	41.6

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

The following tables present the continuity of each of the Company’s unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2007	$368.5	$42.3	$410.8

Balance at December 31, 2007	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Goodwill:
Balance at January 1, 2006	$368.5	$42.3	$410.8

Balance at December 31, 2006	$368.5	$42.3	$410.8

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2007	$79.9	$4.8	$84.7

Balance at December 31, 2007	$79.9	$4.8	$84.7

	Protection	Wealth Management	Consolidated
	(in millions)
Brand name:
Balance at January 1, 2006	$79.9	$4.8	$84.7

Balance at December 31, 2006	$79.9	$4.8	$84.7

Amortizable intangible assets:

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2007	$126.6	$2.5	$129.1
Amortization	(3.2)	—	(3.2)

Balance at December 31, 2007	$123.4	$2.5	$125.9

	Protection	Wealth Management	Consolidated
	(in millions)
Distribution network:
Balance at January 1, 2006	$129.3	$2.5	$131.8
Amortization	(2.7)	—	(2.7)

Balance at December 31, 2006	$126.6	$2.5	$129.1

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Goodwill and Other Intangible Assets – (continued)

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2007	$1,251.4	$47.6	$1,299.0
Amortization	(12.4)	(7.7)	(20.1)
Adjustment to unrealized gains on securities available for sale	(2.2)	(0.9)	(3.1)

Balance at December 31, 2007	$1,236.8	$39.0	$1,275.8

	Protection	Wealth Management	Consolidated
	(in millions)
VOBA:
Balance at January 1, 2006	$1,266.7	$56.5	$1,323.2
Amortization	(16.1)	(9.2)	(25.3)
Adjustment to unrealized gains on securities available for sale	0.8	0.3	1.1

Balance at December 31, 2006	$1,251.4	$47.6	$1,299.0

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2007 and 2006, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force. At December 31, 2007 and December 31, 2006, the Company had the following variable life contracts with guarantees.

	December 31, 2007	December 31, 2006
	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$6,437.8	$6,231.6
Net amount at risk related to deposits	50.9	81.0
Average attained age of contractholders	46	46

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional reduction in the amount guaranteed for partial withdrawal benefit instead of a dollar-for-dollar reduction. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization.

For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit (GMDB) in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, (i.e., guaranteed minimum income benefit, or GMIB) the net amount at risk is defined as the excess of the current annuitization income base over the current account value. At December 31, 2007 and December 31, 2006, the Company had the following variable annuity contracts with guarantees. (Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.)

	December 31, 2007	December 31, 2006
	(in millions, except for age and percent)
Guaranteed minimum death benefit

Return of net deposits
In the event of death:
Account value	$209.3	$257.4
Net amount at risk	9.4	13.1
Average attained age of contractholders	65	65

Return of net deposits plus a minimum return
In the event of death:
Account value	$112.0	$130.5
Net amount at risk	45.5	47.1
Average attained age of contractholders	67	67
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$420.8	$506.2
Net amount at risk	30.6	38.8
Average attained age of contractholders	63	64

Guaranteed minimum income benefit
Account value	$47.6	$50.4
Net amount at risk	8.6	8.7
Average attained age of contractholders	63	63

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in millions)
Domestic Equity	$4,374.1	$4,306.1
International Equity	806.6	771.0
Balanced	894.8	988.1
Bonds	769.2	763.8
Money Market	502.1	506.0

Total	$7,346.8	$7,335.0

The GMDB on life and annuity contracts and the (GMIB) on annuity contracts are valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2007 and 2006, respectively:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Totals
	( in millions)
Balance at January 1, 2007	$30.3	$0.9	$31.2
Incurred guaranteed benefits	3.7	—	3.7
Other reserves changes	(0.4)	0.1	(0.3)

Balance at December 31, 2007	$33.6	$1.0	$34.6

Balance at January 1, 2006	$26.1	$0.7	$26.8
Incurred guaranteed benefits	1.9	—	1.9
Other reserves changes	2.3	0.2	2.5

Balance at December 31, 2006	$30.3	$0.9	$31.2

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 - Certain Separate Accounts – (Continued)

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

•	Data used included stochastically generated investment performance scenarios.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above.

•	Annuity mortality for 2007 was based on 1994 MGDB table multiplied by factors varied by rider types and qualified/non-qualified business (2006 assumptions was 100% of the Annuity 2000 table).

•

Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

•	Annuity base lapse rates vary by contract type and duration and range from 1 percent to 29 percent for 2007 and from 1 percent to 25 percent for 2006.

•	Annuity discount rate was 6.5% which is consistent with the VOBA models.

The GMIB reserve held is equal to the accumulation of fees collected on this rider. This method of approximation is deemed acceptable since only 7% of the business (or $47.6 million of account value) has this rider.

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Variable Life Account S

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Variable Life Account S of John Hancock Variable Life Insurance Company

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Variable Life Account S (the “Account”) comprised of the following sub-accounts:

500 Index Trust B	Large Cap Value Trust
Active Bond Trust	Lifestyle Aggressive Trust
All Cap Core Trust	Lifestyle Balanced Trust
All Cap Growth Trust	Lifestyle Conservative Trust
All Cap Value Trust	Lifestyle Growth Trust
American Blue Chip Income and Growth Trust	Lifestyle Moderate Trust
American Bond Trust	Managed Trust
American Growth Trust	Mid Cap Index Trust
American Growth-Income Trust	Mid Cap Intersection Trust
American International Trust	Mid Cap Stock Trust
Blue Chip Growth Trust	Mid Cap Value Trust
Capital Appreciation Trust	Mid Value Trust
Classic Value Trust	Money Market Trust B
Core Bond Trust	Natural Resources Trust
Core Equity Trust	Overseas Equity Trust
Dynamic Growth Trust	Pacific Rim Trust
Emerging Growth Trust	Quantitative All Cap Trust
Emerging Markets Value Trust	Quantitative Mid Cap Trust
Emerging Small Company Trust	Quantitative Value Trust
Equity-Income Trust	Real Estate Securities Trust
Financial Services Trust	Real Return Bond Trust
Fundamental Value Trust	Science & Technology Trust
Global Allocation Trust	Short-Term Bond Trust
Global Bond Trust	Small Cap Growth Trust
Global Trust	Small Cap Index Trust
Growth & Income Trust	Small Cap Opportunities Trust
Health Sciences Trust	Small Cap Trust
High Yield Trust	Small Cap Value Trust
Income & Value Trust	Small Company Trust
International Core Trust	Small Company Value Trust
International Equity Index Trust B	Special Value Trust
International Opportunities Trust	Strategic Bond Trust
International Small Cap Trust	Strategic Income Trust
International Value Trust	Strategic Opportunities Trust
Investment Quality Bond Trust	Total Bond Market Trust B
Large Cap Trust	Total Return Trust

Total Stock Market Index Trust	Value Trust
U.S. Core Trust	All Asset Portfolio
U.S. Global Leaders Growth Trust	Brandes International Equity Trust
U.S. Government Securities Trust	Business Opportunity Value Trust
U.S. High Yield Bond Trust	CSI Equity Trust
U.S. Large Cap Trust	Frontier Capital Appreciation Trust
Utilities Trust	Turner Core Growth Trust

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account S at December 31, 2007, the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
500 Index Trust B - 29,027,034 shares (cost $442,081,143)	$537,290,395
Active Bond Trust - 5,418,438 shares (cost $52,356,706)	50,933,319
All Cap Core Trust - 3,170 shares (cost $60,840)	62,893
All Cap Growth Trust - 22,381 shares (cost $400,503)	447,400
All Cap Value Trust - 524,712 shares (cost $5,758,504)	4,271,154
American Blue Chip Income and Growth Trust - 153,441 shares (cost $2,619,303)	2,283,197
American Bond Trust - 162,334 shares (cost $2,170,832)	2,131,445
American Growth Trust - 1,174,676 shares (cost $26,643,299)	25,431,734
American Growth-Income Trust - 208,620 shares (cost $4,089,674)	4,074,346
American International Trust - 640,664 shares (cost $15,830,309)	17,112,135
Blue Chip Growth Trust - 5,304,968 shares (cost $92,052,685)	114,905,615
Capital Appreciation Trust - 3,594,943 shares (cost $32,136,887)	36,165,127
Classic Value Trust - 450,049 shares (cost $6,902,291)	5,508,598
Core Bond Trust - 232,196 shares (cost $2,915,883)	2,909,421
Core Equity Trust - 168,124 shares (cost $2,383,832)	2,227,647
Dynamic Growth Trust - 76,916 shares (cost $487,055)	508,418
Emerging Growth Trust - 146,957 shares (cost $1,724,330)	1,416,670
Emerging Markets Value Trust - 276,771 shares (cost $3,970,296)	4,029,782
Emerging Small Company Trust - 10,109 shares (cost $277,143)	248,176
Equity-Income Trust - 11,868,063 shares (cost $198,386,577)	194,992,271
Financial Services Trust - 154,884 shares (cost $2,547,106)	2,250,471
Fundamental Value Trust - 362,239 shares (cost $5,814,690)	5,958,835
Global Allocation Trust - 1,083,879 shares (cost $13,489,519)	12,117,769
Global Bond Trust - 2,134,036 shares (cost $31,661,540)	32,351,982
Global Trust - 118,165 shares (cost $2,205,109)	2,115,155
Growth & Income Trust - 7,372,859 shares (cost $89,055,685)	93,414,122
Health Sciences Trust - 448,144 shares (cost $6,815,222)	6,775,944
High Yield Trust - 1,803,746 shares (cost $18,058,125)	17,063,434
Income & Value Trust - 108,704 shares (cost $1,261,582)	1,180,530
International Core Trust - 828,079 shares (cost $12,215,811)	11,891,214
International Equity Index Trust B - 7,414,509 shares (cost $130,828,226)	156,149,560
International Opportunities Trust - 1,038,697 shares (cost $18,999,507)	18,343,392
International Small Cap Trust - 538,047 shares (cost $12,233,537)	10,077,613
International Value Trust - 733,083 shares (cost $12,956,621)	12,506,394
Investment Quality Bond Trust - 1,949,952 shares (cost $22,217,077)	21,995,461
Large Cap Trust - 58,312 shares (cost $915,563)	840,282
Large Cap Value Trust - 797,303 shares (cost $18,078,032)	17,843,635
Lifestyle Aggressive Trust - 826,619 shares (cost $9,194,740)	8,952,286
Lifestyle Balanced Trust - 1,214,735 shares (cost $16,711,921)	16,568,989
Lifestyle Conservative Trust - 160,988 shares (cost $2,133,509)	2,097,673
Lifestyle Growth Trust - 3,520,971 shares (cost $48,649,633)	48,518,976
Lifestyle Moderate Trust - 110,261 shares (cost $1,474,942)	1,434,489
Managed Trust - 4,020,792 shares (cost $51,072,955)	50,983,640
Mid Cap Index Trust - 707,144 shares (cost $13,702,329)	12,311,375
Mid Cap Intersection Trust - 2,077 shares (cost $25,114)	24,176
Mid Cap Stock Trust - 3,621,776 shares (cost $57,110,666)	58,057,066

John Hancock Variable Life Account S

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-Account invested in John Hancock Trust portfolios:
Mid Cap Value Trust - 594,829 shares (cost $9,439,062)	$7,619,761
Mid Value Trust - 5,663,971 shares (cost $68,812,174)	60,377,934
Money Market Trust B - 172,544,799 shares (cost $172,544,799)	172,544,799
Natural Resources Trust - 888,476 shares (cost $28,030,666)	25,437,081
Overseas Equity Trust - 5,076,537 shares (cost $60,239,302)	70,614,626
Pacific Rim Trust - 475,157 shares (cost $5,771,017)	4,998,652
Quantitative All Cap Trust - 20,005 shares (cost $347,147)	308,071
Quantitative Mid Cap Trust - 30,524 shares (cost $351,210)	262,815
Quantitative Value Trust - 149,718 shares (cost $2,227,399)	1,911,898
Real Estate Securities Trust - 5,113,110 shares (cost $97,173,536)	63,095,771
Real Return Bond Trust - 1,526,142 shares (cost $20,016,135)	20,480,821
Science & Technology Trust - 83,844 shares (cost $1,205,416)	1,247,596
Short-Term Bond Trust - 14,198,145 shares (cost $140,621,922)	134,030,487
Small Cap Growth Trust - 6,071,770 shares (cost $59,678,277)	62,782,101
Small Cap Index Trust - 1,236,764 shares (cost $18,508,598)	17,562,054
Small Cap Opportunities Trust - 60,949 shares (cost $1,406,475)	1,251,287
Small Cap Trust - 75,745 shares (cost $1,043,608)	880,152
Small Cap Value Trust - 6,115,670 shares (cost $115,059,303)	98,890,378
Small Company Trust - 127,924 shares (cost $1,788,903)	1,444,259
Small Company Value Trust - 184,444 shares (cost $3,916,587)	3,358,726
Special Value Trust	—
Strategic Bond Trust - 370,891 shares (cost $4,339,590)	4,035,299
Strategic Income Trust - 20,615 shares (cost $280,692)	282,627
Strategic Opportunities Trust	—
Total Bond Market Trust B - 4,744,711 shares (cost $47,642,369)	46,640,510
Total Return Trust - 7,591,961 shares (cost $103,674,361)	105,376,417
Total Stock Market Index Trust - 2,393,798 shares (cost $27,491,855)	31,071,504
U.S. Core Trust - 51,121 shares (cost $1,078,384)	992,762
U.S. Global Leaders Growth Trust - 20,996 shares (cost $284,064)	282,609
U.S. Government Securities Trust - 96,093 shares (cost $1,279,140)	1,229,034
U.S. High Yield Bond Trust - 55,645 shares (cost $734,479)	696,121
U.S. Large Cap Trust - 409,680 shares (cost $6,655,557)	6,538,499
Utilities Trust - 1,331,205 shares (cost $20,595,096)	19,062,851
Value Trust - 348,791 shares (cost $7,350,001)	6,051,525
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 689,062 shares (cost $8,171,834)	8,096,477
Brandes International Equity Trust - 9,425,310 shares (cost $170,140,342)	173,896,961
Business Opportunity Value Trust - 2,042,412 shares (cost $25,331,476)	24,733,608
CSI Equity Trust - 14,458 shares (cost $193,065)	226,843
Frontier Capital Appreciation Trust - 2,815,540 shares (cost $68,157,347)	69,656,450
Turner Core Growth Trust - 3,419,141 shares (cost $55,095,750)	66,741,626

Total assets	$2,943,485,198

Contract Owners’ Equity

Variable universal life insurance contracts	$2,943,485,198

See accompanying notes.

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B		Active Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$15,789,468	$5,346,362	$4,600,515	$1,979,808

Total Investment Income	15,789,468	5,346,362	4,600,515	1,979,808
Expenses:
Mortality and expense risk	351,827	475,018	70,894	94,482

Net investment income (loss)	15,437,641	4,871,344	4,529,621	1,885,326

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	18,161,411	14,900,978	152,552	379,368

Realized gains (losses)	18,161,411	14,900,978	152,552	379,368
Unrealized appreciation (depreciation) during the period	(7,562,680)	47,443,751	(2,618,222)	741,018

Net increase (decrease) in assets from operations	26,036,372	67,216,073	2,063,951	3,005,712

Changes from principal transactions:
Transfer of net premiums	24,824,092	20,894,378	2,727,962	3,698,026
Transfer on terminations	(27,436,601)	(44,598,334)	(7,268,460)	(7,307,879)
Transfer on policy loans	(2,356,151)	(673,717)	(371,444)	(440,856)
Net interfund transfers	10,005,836	9,383,371	(555,527)	(17,792,680)

Net increase (decrease) in assets from principal transactions	5,037,176	(14,994,302)	(5,467,469)	(21,843,389)

Total increase (decrease) in assets	31,073,548	52,221,771	(3,403,518)	(18,837,677)
Assets, beginning of period	506,216,847	453,995,076	54,336,837	73,174,514

Assets, end of period	$537,290,395	$506,216,847	$50,933,319	$54,336,837

See accompanying notes.

Sub-Account
All Asset Portfolio		All Cap Core Trust		All Cap Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$585,362	$374,984	$1,137	$1,692	$582	—

585,362	374,984	1,137	1,692	582	—

993	3,537	105	416	307	175

584,369	371,447	1,032	1,276	275	(175)

—	18,574	—	—	—	—
(27,165)	(1,357)	2,833	14,897	17,722	2,841

(27,165)	17,217	2,833	14,897	17,722	2,841
109,437	(77,759)	(1,985)	(3,439)	31,673	13,088

666,641	310,905	1,880	12,734	49,670	15,754

97,521	133,737	21,103	12,575	11,714	8,321
(157,262)	(113,334)	(4,069)	(4,367)	(15,079)	(13,018)
(1,578)	(1,047)	—	—	—	—
96,562	1,743,753	(22,553)	(125,199)	(8,954)	346,393

35,243	1,763,109	(5,519)	(116,991)	(12,319)	341,696

701,884	2,074,014	(3,639)	(104,257)	37,351	357,450
7,394,593	5,320,579	66,532	170,789	410,049	52,599

$8,096,477	$7,394,593	$62,893	$66,532	$447,400	$410,049

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust		American Blue Chip Income and Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$75,079	$19,320	$53,283	$2,317

Total Investment Income	75,079	19,320	53,283	2,317
Expenses:
Mortality and expense risk	4,372	4,666	1,446	592

Net investment income (loss)	70,707	14,654	51,837	1,725

Realized gains (losses) on investments:
Capital gain distributions	1,754,766	406,244	362,683	7,132
Net realized gain (loss)	(154,562)	(77,186)	5,027	38,561

Realized gains (losses)	1,600,204	329,058	367,710	45,693
Unrealized appreciation (depreciation) during the period	(1,359,830)	(144,450)	(406,900)	66,690

Net increase (decrease) in assets from operations	311,081	199,262	12,647	114,108

Changes from principal transactions:
Transfer of net premiums	245,761	257,539	122,955	59,864
Transfer on terminations	(151,783)	(61,610)	(94,358)	(34,555)
Transfer on policy loans	(210,239)	966	(2,887)	—
Net interfund transfers	(16,216)	3,376,968	725,424	1,290,200

Net increase (decrease) in assets from principal transactions	(132,477)	3,573,863	751,134	1,315,509

Total increase (decrease) in assets	178,604	3,773,125	763,781	1,429,617
Assets, beginning of period	4,092,550	319,425	1,519,416	89,799

Assets, end of period	$4,271,154	$4,092,550	$2,283,197	$1,519,416

(t)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust		American Growth Trust		American Growth-Income Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$80,401	—	$330,861	$32,918	$105,009	$21,971

80,401	—	330,861	32,918	105,009	21,971

6,610	163	15,251	11,288	8,245	5,976

73,791	(163)	315,610	21,630	96,764	15,995

573	—	2,487,748	69,926	180,083	2,350
(294)	3,250	2,771,364	510,188	(243,446)	49,251

279	3,250	5,259,112	580,114	(63,363)	51,601
(48,536)	9,148	(2,702,074)	560,209	(317,165)	238,463

25,534	12,235	2,872,648	1,161,953	(283,764)	306,059

128,497	3,951	1,650,629	1,430,216	378,602	175,135
(21,020)	(7,717)	(3,289,589)	(2,010,181)	(126,792)	(222,468)
—	—	(132,550)	310,298	(113,580)	—
1,724,890	265,075	(318,590)	14,469,576	1,440,481	490,589

1,832,367	261,309	(2,090,100)	14,199,909	1,578,711	443,256

1,857,901	273,544	782,548	15,361,862	1,294,947	749,315
273,544	—	24,649,186	9,287,324	2,779,399	2,030,084

$2,131,445	$273,544	$25,431,734	$24,649,186	$4,074,346	$2,779,399

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust		Blue Chip Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$348,932	$63,139	$885,358	$257,606

Total Investment Income	348,932	63,139	885,358	257,606
Expenses:
Mortality and expense risk	17,081	13,364	224,656	231,280

Net investment income (loss)	331,851	49,775	660,702	26,326

Realized gains (losses) on investments:
Capital gain distributions	1,302,174	72,496	—	—
Net realized gain (loss)	683,953	677,576	7,091,325	2,764,010

Realized gains (losses)	1,986,127	750,072	7,091,325	2,764,010
Unrealized appreciation (depreciation) during the period	159,105	595,009	4,669,237	6,578,734

Net increase (decrease) in assets from operations	2,477,083	1,394,856	12,421,264	9,369,070

Changes from principal transactions:
Transfer of net premiums	676,557	864,614	5,319,821	6,108,469
Transfer on terminations	(1,573,563)	(1,969,948)	(7,626,217)	(6,016,611)
Transfer on policy loans	(135,529)	63,446	293,829	(466,194)
Net interfund transfers	3,479,041	7,610,196	(338,687)	(6,045,363)

Net increase (decrease) in assets from principal transactions	2,446,506	6,568,308	(2,351,254)	(6,419,699)

Total increase (decrease) in assets	4,923,589	7,963,164	10,070,010	2,949,371
Assets, beginning of period	12,188,546	4,225,382	104,835,605	101,886,234

Assets, end of period	$17,112,135	$12,188,546	$114,905,615	$104,835,605

See accompanying notes.

Sub-Account
Brandes International Equity Trust		Business Opportunity Value Trust		Capital Appreciation Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$3,518,855	$1,967,684	$160,054	$105,533	$139,782	—

3,518,855	1,967,684	160,054	105,533	139,782	—

7,703	57,215	500	7,125	62,088	50,894

3,511,152	1,910,469	159,554	98,408	77,694	(50,894)

23,518,109	11,939,493	1,911,196	1,631,496	157,261	1,305,156
14,167,110	5,410,060	393,026	105,371	680,642	(2,429,057)

37,685,219	17,349,553	2,304,222	1,736,867	837,903	(1,123,901)
(28,794,598)	12,512,165	(1,386,907)	776,712	3,168,605	952,821

12,401,773	31,772,187	1,076,869	2,611,987	4,084,202	(221,974)

8,127,759	6,522,259	3,089,203	2,313,112	2,678,071	2,619,441
(10,817,143)	(7,602,324)	(1,458,449)	(1,176,677)	(3,055,733)	(3,859,932)
(424,690)	102,304	(234,194)	(37,290)	8,374	(291,404)
7,297,745	7,687,502	(98,067)	2,020,101	(5,300,559)	29,265,762

4,183,671	6,709,741	1,298,493	3,119,246	(5,669,847)	27,733,867

16,585,444	38,481,928	2,375,362	5,731,233	(1,585,645)	27,511,893
157,311,517	118,829,589	22,358,246	16,627,013	37,750,772	10,238,879

$173,896,961	$157,311,517	$24,733,608	$22,358,246	$36,165,127	$37,750,772

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust		Core Bond Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$109,706	$44,765	$145,374	$17,398

Total Investment Income	109,706	44,765	145,374	17,398
Expenses:
Mortality and expense risk	2,537	4,327	465	107

Net investment income (loss)	107,169	40,438	144,909	17,291

Realized gains (losses) on investments:
Capital gain distributions	662,448	86,927	—	—
Net realized gain (loss)	(89,214)	814,106	9,081	(849)

Realized gains (losses)	573,234	901,033	9,081	(849)
Unrealized appreciation (depreciation) during the period	(1,570,250)	257,894	(35,183)	26,079

Net increase (decrease) in assets from operations	(889,847)	1,199,365	118,807	42,521

Changes from principal transactions:
Transfer of net premiums	126,766	266,745	265,636	261,418
Transfer on terminations	(457,401)	(218,119)	(51,040)	(50,966)
Transfer on policy loans	259	622,008	10	—
Net interfund transfers	2,033,447	302,877	1,379,283	552,429

Net increase (decrease) in assets from principal transactions	1,703,071	973,511	1,593,889	762,881

Total increase (decrease) in assets	813,224	2,172,876	1,712,696	805,402
Assets, beginning of period	4,695,374	2,522,498	1,196,725	391,323

Assets, end of period	$5,508,598	$4,695,374	$2,909,421	$1,196,725

See accompanying notes.

Sub-Account
Core Equity Trust		CSI Equity Trust		Dynamic Growth Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$714	—	$2,070	$1,485	—	—

714	—	2,070	1,485	—	—

392	1,614	—	—	1,363	1,036

322	(1,614)	2,070	1,485	(1,363)	(1,036)

186,717	118,650	20,017	1,016	—	—
67,716	(4,140)	1,254	732	38,899	765

254,433	114,510	21,271	1,748	38,899	765
(364,332)	112,879	(5,000)	27,534	(10,054)	30,112

(109,577)	225,775	18,341	30,767	27,482	29,841

322,661	274,495	852	852	88,053	70,465
(116,021)	(69,562)	(3,962)	(3,266)	(207,738)	(9,953)
(43,717)	(12,240)	—	—	(236)	(225)
(938,887)	1,374,678	10,016	—	147,261	53,455

(775,964)	1,567,371	6,906	(2,414)	27,340	113,742

(885,541)	1,793,146	25,247	28,353	54,822	143,583
3,113,188	1,320,042	201,596	173,243	453,596	310,013

$2,227,647	$3,113,188	$226,843	$201,596	$508,418	$453,596

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Growth Trust		Emerging Markets Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (s)
Income:
Dividend income distribution	$2,237	—	$26,122

Total Investment Income	2,237	—	26,122
Expenses:
Mortality and expense risk	2,196	3,165	401

Net investment income (loss)	41	(3,165)	25,721

Realized gains (losses) on investments:
Capital gain distributions	552,441	303,611	85,458
Net realized gain (loss)	(317,407)	(133,290)	10,508

Realized gains (losses)	235,034	170,321	95,966
Unrealized appreciation (depreciation) during the period	(177,651)	(138,493)	59,486

Net increase (decrease) in assets from operations	57,424	28,663	181,173

Changes from principal transactions:
Transfer of net premiums	80,464	45,097	5,844
Transfer on terminations	(33,160)	(115,717)	(1,637,581)
Transfer on policy loans	(81)	—	—
Net interfund transfers	(1,081,299)	2,173,140	5,480,346

Net increase (decrease) in assets from principal transactions	(1,034,076)	2,102,520	3,848,609

Total increase (decrease) in assets	(976,652)	2,131,183	4,029,782
Assets, beginning of period	2,393,322	262,139	—

Assets, end of period	$1,416,670	$2,393,322	$4,029,782

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Small Company Trust		Equity-Income Trust		Financial Services Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

—	—	$6,005,134	$2,999,983	$28,552	$7,402

—	—	6,005,134	2,999,983	28,552	7,402

330	467	238,341	260,416	4,227	6,340

(330)	(467)	5,766,793	2,739,567	24,325	1,062

58,902	8,314	22,777,975	11,934,300	342,911	33
(20,207)	4,338	5,981,218	5,362,248	130,188	277,563

38,695	12,652	28,759,193	17,296,548	473,099	277,596
(24,318)	(11,198)	(28,366,661)	13,782,282	(636,644)	170,400

14,047	987	6,159,325	33,818,397	(139,220)	449,058

45,777	58,747	8,788,311	12,014,970	115,774	93,369
(17,542)	(14,300)	(13,942,275)	(17,048,960)	(125,566)	(97,525)
(2,756)	—	(597,232)	(36,246)	3,245	(135)
(33,911)	92,645	(5,141,591)	(17,976,802)	519,660	(100,845)

(8,432)	137,092	(10,892,787)	(23,047,038)	513,113	(105,136)

5,615	138,079	(4,733,462)	10,771,359	373,893	343,922
242,561	104,482	199,725,733	188,954,374	1,876,578	1,532,656

$248,176	$242,561	$194,992,271	$199,725,733	$2,250,471	$1,876,578

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	$96,030	$43,516

Total Investment Income	—	—	96,030	43,516
Expenses:
Mortality and expense risk	3,266	27,071	4,856	2,179

Net investment income (loss)	(3,266)	(27,071)	91,174	41,337

Realized gains (losses) on investments:
Capital gain distributions	6,285,978	5,852,350	218,599	166,980
Net realized gain (loss)	5,800,134	3,314,966	411,184	416,761

Realized gains (losses)	12,086,112	9,167,316	629,783	583,741
Unrealized appreciation (depreciation) during the period	(4,638,662)	(103,272)	(552,031)	251,446

Net increase (decrease) in assets from operations	7,444,184	9,036,973	168,926	876,524

Changes from principal transactions:
Transfer of net premiums	4,243,159	3,901,518	455,024	788,461
Transfer on terminations	(4,184,103)	(3,471,997)	(2,108,557)	(625,434)
Transfer on policy loans	(219,127)	78,230	(76,145)	(1)
Net interfund transfers	(1,628,311)	(178,910)	405,705	590,053

Net increase (decrease) in assets from principal transactions	(1,788,382)	328,841	(1,323,973)	753,079

Total increase (decrease) in assets	5,655,802	9,365,814	(1,155,047)	1,629,603
Assets, beginning of period	64,000,648	54,634,834	7,113,882	5,484,279

Assets, end of period	$69,656,450	$64,000,648	$5,958,835	$7,113,882

See accompanying notes.

Sub-Account
Global Allocation Trust		Global Bond Trust		Global Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$649,017	$6,392	$2,453,017	—	$43,713	$13,139

649,017	6,392	2,453,017	—	43,713	13,139

323	895	31,722	51,007	165	1,068

648,694	5,497	2,421,295	(51,007)	43,548	12,071

873,485	—	—	341,023	118,826	—
33,250	29,768	(129,286)	(419,339)	81,824	34,230

906,735	29,768	(129,286)	(78,316)	200,650	34,230
(1,445,275)	51,248	823,305	1,460,277	(243,806)	135,574

110,154	86,513	3,115,314	1,330,954	392	181,875

1,983,405	262,087	1,134,559	1,314,608	286,037	146,142
(122,923)	(127,506)	(1,791,566)	(4,965,757)	(167,331)	(28,091)
—	—	21,578	(38,322)	(28,926)	—
9,076,226	435,001	3,846,601	832,607	738,662	619,089

10,936,708	569,582	3,211,172	(2,856,864)	828,442	737,140

11,046,862	656,095	6,326,486	(1,525,910)	828,834	919,015
1,070,907	414,812	26,025,496	27,551,406	1,286,321	367,306

$12,117,769	$1,070,907	$32,351,982	$26,025,496	$2,115,155	$1,286,321

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Growth & Income Trust		Health Sciences Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,743,108	$1,016,793	—	—

Total Investment Income	1,743,108	1,016,793	—	—
Expenses:
Mortality and expense risk	282,935	563,784	7,447	13,938

Net investment income (loss)	1,460,173	453,009	(7,447)	(13,938)

Realized gains (losses) on investments:
Capital gain distributions	8,996,042	10,732,333	1,197,677	616,485
Net realized gain (loss)	1,117,802	(5,874,051)	239,873	302,461

Realized gains (losses)	10,113,844	4,858,282	1,437,550	918,946
Unrealized appreciation (depreciation) during the period	(7,648,286)	9,623,958	(461,626)	(453,493)

Net increase (decrease) in assets from operations	3,925,731	14,935,249	968,477	451,515

Changes from principal transactions:
Transfer of net premiums	4,231,027	5,849,523	316,608	454,331
Transfer on terminations	(7,138,086)	(6,905,684)	(417,368)	(398,158)
Transfer on policy loans	(230,785)	(258,909)	(48,097)	(124,722)
Net interfund transfers	(10,537,998)	(95,367,880)	63,954	187,046

Net increase (decrease) in assets from principal transactions	(13,675,842)	(96,682,950)	(84,903)	118,497

Total increase (decrease) in assets	(9,750,111)	(81,747,701)	883,574	570,012
Assets, beginning of period	103,164,233	184,911,934	5,892,370	5,322,358

Assets, end of period	$93,414,122	$103,164,233	$6,775,944	$5,892,370

(i)	Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.

(h)	Renamed on May 1, 2006. Formerly known as International Stock Trust.

See accompanying notes.

Sub-Account
High Yield Trust		Income & Value Trust		International Core Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)

$2,295,521	$1,170,394	$50,845	$31,465	$262,780	$14,200

2,295,521	1,170,394	50,845	31,465	262,780	14,200

26,146	36,488	881	788	2,719	4,599

2,269,375	1,133,906	49,964	30,677	260,061	9,601

—	—	86,293	—	1,501,409	108,010
342,314	157,586	25,837	34,401	81,897	(43,404)

342,314	157,586	112,130	34,401	1,583,306	64,606
(2,305,857)	497,856	(149,082)	52,219	(664,888)	328,758

305,832	1,789,348	13,012	117,297	1,178,479	402,965

1,082,096	1,233,666	97,722	297,539	250,087	221,566
(1,457,364)	(768,172)	(21,581)	(39,209)	(182,361)	(380,570)
104,195	98,198	—	—	(68)	—
(2,497,747)	(519,108)	(237,257)	443,819	319,791	9,481,031

(2,768,820)	44,584	(161,116)	702,149	387,449	9,322,027

(2,462,988)	1,833,932	(148,104)	819,446	1,565,928	9,724,992
19,526,422	17,692,490	1,328,634	509,188	10,325,286	600,294

$17,063,434	$19,526,422	$1,180,530	$1,328,634	$11,891,214	$10,325,286

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust B		International Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,085,024	$696,476	$226,051	$36,799

Total Investment Income	7,085,024	696,476	226,051	36,799
Expenses:
Mortality and expense risk	147,446	141,431	5,675	5,953

Net investment income (loss)	6,937,578	555,045	220,376	30,846

Realized gains (losses) on investments:
Capital gain distributions	13,400,708	681,145	2,511,007	296,026
Net realized gain (loss)	4,463,441	6,516,837	229,923	433,983

Realized gains (losses)	17,864,149	7,197,982	2,740,930	730,009
Unrealized appreciation (depreciation) during the period	(5,290,872)	14,221,163	(1,444,793)	408,662

Net increase (decrease) in assets from operations	19,510,855	21,974,190	1,516,513	1,169,517

Changes from principal transactions:
Transfer of net premiums	6,591,233	2,324,340	386,124	335,833
Transfer on terminations	(5,239,331)	(9,840,180)	(878,691)	(438,428)
Transfer on policy loans	(254,042)	(230,619)	(4,771)	(10,128)
Net interfund transfers	24,976,376	16,378,575	11,091,160	1,001,710

Net increase (decrease) in assets from principal transactions	26,074,236	8,632,116	10,593,822	888,987

Total increase (decrease) in assets	45,585,091	30,606,306	12,110,335	2,058,504
Assets, beginning of period	110,564,469	79,958,163	6,233,057	4,174,553

Assets, end of period	$156,149,560	$110,564,469	$18,343,392	$6,233,057

See accompanying notes.

Sub-Account
International Small Cap Trust		International Value Trust		Investment Quality Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$276,565	$35,562	$599,326	$116,398	$2,259,584	$24,464

276,565	35,562	599,326	116,398	2,259,584	24,464

6,658	4,126	18,272	12,618	120,779	41,906

269,907	31,436	581,054	103,780	2,138,805	(17,442)

2,593,380	—	2,195,566	273,491	—	—
345,689	139,955	916,865	341,785	(41,914)	629

2,939,069	139,955	3,112,431	615,276	(41,914)	629
(2,676,210)	491,317	(2,434,691)	1,747,035	(746,665)	523,791

532,766	662,708	1,258,794	2,466,091	1,350,226	506,978

408,701	139,110	999,184	1,221,192	93,764	48,098
(326,443)	(64,083)	(2,276,301)	(170,895)	(4,070,742)	(144,259)
(47,794)	—	(35,703)	(27,317)	—	—
5,317,923	2,471,554	(4,369,864)	9,764,924	1,451,434	22,637,945

5,352,387	2,546,581	(5,682,684)	10,787,904	(2,525,544)	22,541,784

5,885,153	3,209,289	(4,423,890)	13,253,995	(1,175,318)	23,048,762
4,192,460	983,171	16,930,284	3,676,289	23,170,779	122,017

$10,077,613	$4,192,460	$12,506,394	$16,930,284	$21,995,461	$23,170,779

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account

	Large Cap Growth Trust	Large Cap Trust

	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

Income:
Dividend income distribution	$158,200	$8,435	$643

Total Investment Income	158,200	8,435	643
Expenses:
Mortality and expense risk	24,508	1,566	405

Net investment income (loss)	133,692	6,869	238

Realized gains (losses) on investments:
Capital gain distributions	—	55,309	3,698
Net realized gain (loss)	2,414,585	19,014	44,622

Realized gains (losses)	2,414,585	74,323	48,320
Unrealized appreciation (depreciation) during the period	(1,752,392)	(95,602)	18,246

Net increase (decrease) in assets from operations	795,885	(14,410)	66,804

Changes from principal transactions:
Transfer of net premiums	952,731	83,770	38,891
Transfer on terminations	(1,532,751)	(181,384)	(23,495)
Transfer on policy loans	(57,634)	(26,447)	(5,790)
Net interfund transfers	(34,879,628)	622,309	204,482

Net increase (decrease) in assets from principal transactions	(35,517,282)	498,248	214,088

Total increase (decrease) in assets	(34,721,397)	483,838	280,892
Assets, beginning of period	34,721,397	356,444	75,552

Assets, end of period	—	$840,282	$356,444

(u)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

(k)	Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

See accompanying notes.

Sub-Account
Large Cap Value Trust		Lifestyle Aggressive Trust		Lifestyle Balanced Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)

$188,143	$117,726	$705,768	$121,537	$1,124,170	$342,619

188,143	117,726	705,768	121,537	1,124,170	342,619

12,570	14,500	10,456	6,632	15,797	7,489

175,573	103,226	695,312	114,905	1,108,373	335,130

1,055,278	1,907,278	170,057	321,745	26,527	403,285
375,060	(561,700)	53,217	(129,445)	183,454	31,889

1,430,338	1,345,578	223,274	192,300	209,981	435,174
(978,896)	402,911	(385,667)	115,678	(421,376)	232,915

627,015	1,851,715	532,919	422,883	896,978	1,003,219

895,446	755,040	916,852	446,524	2,059,903	2,352,837
(2,051,098)	(3,955,754)	(217,699)	(324,142)	(968,845)	(609,310)
(19,226)	72,822	(48)	(41)	(2,232,858)	(1,197,564)
5,967,481	(8,945,086)	2,851,628	3,783,142	4,244,422	9,061,455

4,792,603	(12,072,978)	3,550,733	3,905,483	3,102,622	9,607,418

5,419,618	(10,221,263)	4,083,652	4,328,366	3,999,600	10,610,637
12,424,017	22,645,280	4,868,634	540,268	12,569,389	1,958,752

$17,843,635	$12,424,017	$8,952,286	$4,868,634	$16,568,989	$12,569,389

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Conservative Trust		Lifestyle Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Income:
Dividend income distribution	$148,507	$62,981	$3,031,930	$1,147,127

Total Investment Income	148,507	62,981	3,031,930	1,147,127
Expenses:
Mortality and expense risk	—	373	65,045	35,621

Net investment income (loss)	148,507	62,608	2,966,885	1,111,506

Realized gains (losses) on investments:
Capital gain distributions	5,016	40,467	186,191	1,304,594
Net realized gain (loss)	4,950	(3,769)	116,830	(31,384)

Realized gains (losses)	9,966	36,698	303,021	1,273,210
Unrealized appreciation (depreciation) during the period	(63,670)	17,116	(949,549)	458,191

Net increase (decrease) in assets from operations	94,803	116,422	2,320,357	2,842,907

Changes from principal transactions:
Transfer of net premiums	240,636	195,510	4,660,283	2,038,443
Transfer on terminations	(65,158)	(34,851)	(1,560,375)	(781,415)
Transfer on policy loans	—	—	(53,042)	(787)
Net interfund transfers	153,917	634,800	12,428,306	16,735,908

Net increase (decrease) in assets from principal transactions	329,395	795,459	15,475,172	17,992,149

Total increase (decrease) in assets	424,198	911,881	17,795,529	20,835,056
Assets, beginning of period	1,673,475	761,594	30,723,447	9,888,391

Assets, end of period	$2,097,673	$1,673,475	$48,518,976	$30,723,447

(o)	Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(n)	Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(v)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust		Managed Trust		Mid Cap Core Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (v)

$85,582	$14,273	$2,851,651	$2,717,862	$132,557

85,582	14,273	2,851,651	2,717,862	132,557

1,676	1,009	167,299	675,369	646

83,906	13,264	2,684,352	2,042,493	131,911

1,836	13,851	1,052,142	12,165,567	1,739,836
3,761	(118)	199,504	(10,847,348)	(1,816,653)

5,597	13,733	1,251,646	1,318,219	(76,817)
(51,396)	5,485	(3,017,809)	1,615,416	(39,811)

38,107	32,482	918,189	4,976,128	15,283

210,309	90,317	2,679,728	3,735,756	148,416
(55,125)	(11,105)	(4,338,712)	(6,599,178)	(80,264)
(67,136)	—	(964,869)	(219,375)	(89,030)
491,953	380,382	(2,935,907)	(132,853,295)	(697,279)

580,001	459,594	(5,559,760)	(135,936,092)	(718,157)

618,108	492,076	(4,641,571)	(130,959,964)	(702,874)
816,381	324,305	55,625,211	186,585,175	702,874

$1,434,489	$816,381	$50,983,640	$55,625,211	—

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust		Mid Cap Intersection Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (s)
Income:
Dividend income distribution	$203,188	$39,928	$3

Total Investment Income	203,188	39,928	3
Expenses:
Mortality and expense risk	6,641	4,201	26

Net investment income (loss)	196,547	35,727	(23)

Realized gains (losses) on investments:
Capital gain distributions	1,669,496	267,681	—
Net realized gain (loss)	934,979	327,410	(4)

Realized gains (losses)	2,604,475	595,091	(4)
Unrealized appreciation (depreciation) during the period	(1,758,320)	(81,758)	(938)

Net increase (decrease) in assets from operations	1,042,702	549,060	(965)

Changes from principal transactions:
Transfer of net premiums	1,091,096	1,008,142	616
Transfer on terminations	(2,981,329)	(1,346,985)	(413)
Transfer on policy loans	(121,953)	299,947	—
Net interfund transfers	(4,330,217)	12,152,018	24,938

Net increase (decrease) in assets from principal transactions	(6,342,403)	12,113,122	25,141

Total increase (decrease) in assets	(5,299,701)	12,662,182	24,176
Assets, beginning of period	17,611,076	4,948,894	—

Assets, end of period	$12,311,375	$17,611,076	$24,176

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust		Mid Cap Value Trust		Mid Value Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$5,279	—	$101,397	$57,255	$1,420,965	$174,535

5,279	—	101,397	57,255	1,420,965	174,535

74,046	86,340	8,170	6,668	56,484	69,024

(68,767)	(86,340)	93,227	50,587	1,364,481	105,511

14,791,693	2,834,744	2,367,619	1,245,525	13,187,174	4,410,659
5,085,384	3,478,941	(445,646)	(47,574)	1,324,432	2,045,743

19,877,077	6,313,685	1,921,973	1,197,951	14,511,606	6,456,402
(8,015,548)	698,014	(1,954,079)	(281,131)	(15,589,615)	4,214,119

11,792,762	6,925,359	61,121	967,407	286,472	10,776,032

2,305,824	3,722,581	562,195	823,462	3,665,089	3,813,065
(5,250,343)	(6,614,458)	(707,588)	(1,288,612)	(3,120,100)	(3,080,768)
(465,876)	(173,090)	(83,743)	(87,133)	(351,787)	199,307
(8,920,151)	(10,873,461)	(547,758)	35,733	49,364	(6,964,612)

(12,330,546)	(13,938,428)	(776,894)	(516,550)	242,566	(6,033,008)

(537,784)	(7,013,069)	(715,773)	450,857	529,038	4,743,024
58,594,850	65,607,919	8,335,534	7,884,677	59,848,896	55,105,872

$58,057,066	$58,594,850	$7,619,761	$8,335,534	$60,377,934	$59,848,896

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B		Natural Resources Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,151,200	$6,650,391	$237,593	$60,560

Total Investment Income	7,151,200	6,650,391	237,593	60,560
Expenses:
Mortality and expense risk	209,633	201,530	15,735	15,232

Net investment income (loss)	6,941,567	6,448,861	221,858	45,328

Realized gains (losses) on investments:
Capital gain distributions	—	—	8,589,908	1,911,626
Net realized gain (loss)	—	—	705,465	(172,003)

Realized gains (losses)	—	—	9,295,373	1,739,623
Unrealized appreciation (depreciation) during the period	—	—	(2,996,322)	(185,419)

Net increase (decrease) in assets from operations	6,941,567	6,448,861	6,520,909	1,599,532

Changes from principal transactions:
Transfer of net premiums	96,579,054	81,713,341	544,989	661,838
Transfer on terminations	(27,104,118)	(33,256,052)	(1,472,009)	(501,058)
Transfer on policy loans	6,031,353	(3,516,866)	(312,375)	(46,467)
Net interfund transfers	(56,915,785)	(23,219,152)	5,966,687	6,766,863

Net increase (decrease) in assets from principal transactions	18,590,504	21,721,271	4,727,292	6,881,176

Total increase (decrease) in assets	25,532,071	28,170,132	11,248,201	8,480,708
Assets, beginning of period	147,012,728	118,842,596	14,188,880	5,708,172

Assets, end of period	$172,544,799	$147,012,728	$25,437,081	$14,188,880

See accompanying notes.

Sub-Account
Overseas Equity Trust		Pacific Rim Trust		Quantitative All Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,667,102	$676,716	$110,950	$63,382	$3,845	$2,285

1,667,102	676,716	110,950	63,382	3,845	2,285

111,005	134,012	7,533	10,642	162	144

1,556,097	542,704	103,417	52,740	3,683	2,141

8,271,762	2,581,583	1,444,289	—	41,998	9,467
6,370,658	6,707,366	248,003	514,331	1,102	(29)

14,642,420	9,288,949	1,692,292	514,331	43,100	9,438
(7,900,681)	3,906,916	(1,208,258)	(61,460)	(37,916)	25

8,297,836	13,738,569	587,451	505,611	8,867	11,604

2,723,761	3,702,953	296,861	189,195	81,028	13,044
(4,254,068)	(5,926,570)	(1,032,471)	(266,676)	(9,019)	(2,698)
(360,240)	(116,394)	—	(136)	—	—
(10,124,044)	(10,221,097)	(516,775)	785,821	(9,093)	173,323

(12,014,591)	(12,561,108)	(1,252,385)	708,204	62,916	183,669

(3,716,755)	1,177,461	(664,934)	1,213,815	71,783	195,273
74,331,381	73,153,920	5,663,586	4,449,771	236,288	41,015

$70,614,626	$74,331,381	$4,998,652	$5,663,586	$308,071	$236,288

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust		Quantitative Value Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,424	—	$37,908	$124

Total Investment Income	1,424	—	37,908	124
Expenses:
Mortality and expense risk	298	580	84	81

Net investment income (loss)	1,126	(580)	37,824	43

Realized gains (losses) on investments:
Capital gain distributions	66,726	243,841	157,016	1,060
Net realized gain (loss)	(60,813)	(129,952)	1,270	6,597

Realized gains (losses)	5,913	113,889	158,286	7,657
Unrealized appreciation (depreciation) during the period	3,480	(107,669)	(341,658)	23,518

Net increase (decrease) in assets from operations	10,519	5,640	(145,548)	31,218

Changes from principal transactions:
Transfer of net premiums	47,914	46,103	135,853	477
Transfer on terminations	(158,877)	(267,044)	(80,693)	(3,239)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(90,525)	(1,386)	1,622,949	278,503

Net increase (decrease) in assets from principal transactions	(201,488)	(222,327)	1,678,109	275,741

Total increase (decrease) in assets	(190,969)	(216,687)	1,532,561	306,959
Assets, beginning of period	453,784	670,471	379,337	72,378

Assets, end of period	$262,815	$453,784	$1,911,898	$379,337

See accompanying notes.

Sub-Account
Real Estate Securities Trust		Real Return Bond Trust		Science & Technology Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$2,138,576	$1,309,956	$1,608,344	$84,073	—	—

2,138,576	1,309,956	1,608,344	84,073	—	—

64,443	83,679	116,745	41,698	985	61

2,074,133	1,226,277	1,491,599	42,375	(985)	(61)

39,119,312	12,180,081	—	62,252	—	—
(3,381,574)	2,399,501	28,639	(42,006)	17,409	4

35,737,738	14,579,582	28,639	20,246	17,409	4
(49,825,633)	8,637,178	832,388	(343,785)	34,679	6,172

(12,013,762)	24,443,037	2,352,626	(281,164)	51,103	6,115

4,919,220	4,605,699	150,490	167,707	39,115	13,553
(5,371,830)	(7,429,914)	(4,413,344)	(1,353,020)	(36,431)	(10,761)
(712,520)	(233,054)	(1,613)	(129)	—	—
(13,031,503)	4,211,762	(454,460)	20,580,336	1,009,895	69,848

(14,196,633)	1,154,493	(4,718,927)	19,394,894	1,012,579	72,640

(26,210,395)	25,597,530	(2,366,301)	19,113,730	1,063,682	78,755
89,306,166	63,708,636	22,847,122	3,733,392	183,914	105,159

$63,095,771	$89,306,166	$20,480,821	$22,847,122	$1,247,596	$183,914

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust		Small Cap Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$14,855,161	$1,993,418	—	—

Total Investment Income	14,855,161	1,993,418	—	—
Expenses:
Mortality and expense risk	685,941	274,832	116,477	131,474

Net investment income (loss)	14,169,220	1,718,586	(116,477)	(131,474)

Realized gains (losses) on investments:
Capital gain distributions	—	—	13,621,444	—
Net realized gain (loss)	(589,090)	(383,468)	3,773,967	6,381,457

Realized gains (losses)	(589,090)	(383,468)	17,395,411	6,381,457
Unrealized appreciation (depreciation) during the period	(9,288,981)	2,901,654	(9,474,469)	1,691,484

Net increase (decrease) in assets from operations	4,291,149	4,236,772	7,804,465	7,941,467

Changes from principal transactions:
Transfer of net premiums	2,146,468	2,961,400	2,605,473	3,121,640
Transfer on terminations	(26,149,469)	(3,692,029)	(5,632,626)	(7,583,104)
Transfer on policy loans	192,658	131,825	(111,641)	(152,139)
Net interfund transfers	(9,840,884)	97,732,500	(4,565,212)	(12,873,519)

Net increase (decrease) in assets from principal transactions	(33,651,227)	97,133,696	(7,704,006)	(17,487,122)

Total increase (decrease) in assets	(29,360,078)	101,370,468	100,459	(9,545,655)
Assets, beginning of period	163,390,565	62,020,097	62,681,642	72,227,297

Assets, end of period	$134,030,487	$163,390,565	$62,782,101	$62,681,642

See accompanying notes.

Sub-Account
Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$271,209	$62,567	$31,178	$8,275	—	—

271,209	62,567	31,178	8,275	—	—

6,192	9,338	414	674	—	86

265,017	53,229	30,764	7,601	—	(86)

1,982,566	316,574	93,444	28,900	162,415	51,024
514,141	481,079	(20,626)	(11,647)	(9,971)	3,373

2,496,707	797,653	72,818	17,253	152,444	54,397
(3,196,515)	1,018,812	(226,210)	55,854	(162,532)	(16,511)

(434,791)	1,869,694	(122,628)	80,708	(10,088)	37,800

1,405,404	584,135	126,428	131,480	121,492	323,831
(578,544)	(1,048,312)	(48,951)	(176,722)	(25,342)	(46,612)
(94,422)	145,355	—	—	—	—
(3,186,167)	7,501,051	(261,395)	1,068,032	120,063	(95,778)

(2,453,729)	7,182,229	(183,918)	1,022,790	216,213	181,441

(2,888,520)	9,051,923	(306,546)	1,103,498	206,125	219,241
20,450,574	11,398,651	1,557,833	454,335	674,027	454,786

$17,562,054	$20,450,574	$1,251,287	$1,557,833	$880,152	$674,027

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust		Small Company Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$1,110,633	$102,222	—	—

Total Investment Income	1,110,633	102,222	—	—
Expenses:
Mortality and expense risk	58,466	79,453	162	513

Net investment income (loss)	1,052,167	22,769	(162)	(513)

Realized gains (losses) on investments:
Capital gain distributions	20,563,018	16,451,218	256,258	130,604
Net realized gain (loss)	1,472,822	4,569,799	406	(124,367)

Realized gains (losses)	22,035,840	21,021,017	256,664	6,237
Unrealized appreciation (depreciation) during the period	(25,821,712)	(3,964,187)	(359,231)	8,921

Net increase (decrease) in assets from operations	(2,733,705)	17,079,599	(102,729)	14,645

Changes from principal transactions:
Transfer of net premiums	4,949,387	6,273,669	184,889	150,969
Transfer on terminations	(7,451,062)	(11,102,689)	(41,410)	(96,860)
Transfer on policy loans	(1,056,045)	(237,497)	(3,639)	(1,678)
Net interfund transfers	(31,287)	(6,682,000)	(113,638)	1,003,876

Net increase (decrease) in assets from principal transactions	(3,589,007)	(11,748,517)	26,202	1,056,307

Total increase (decrease) in assets	(6,322,712)	5,331,082	(76,527)	1,070,952
Assets, beginning of period	105,213,090	99,882,008	1,520,786	449,834

Assets, end of period	$98,890,378	$105,213,090	$1,444,259	$1,520,786

(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

Sub-Account
Small Company Value Trust		Special Value Trust		Strategic Bond Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (r)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$6,891	$2,964	$3,582	$72	$341,027	$247,616

6,891	2,964	3,582	72	341,027	247,616

3,069	2,588	24	20	3,395	3,357

3,822	376	3,558	52	337,632	244,259

549,786	386,563	27,632	10,263	—	—
(56,229)	80,018	(40,826)	(8,941)	294,043	(110,700)

493,557	466,581	(13,194)	1,322	294,043	(110,700)
(590,403)	(23,320)	30	1,557	(622,186)	271,575

(93,024)	443,637	(9,606)	2,931	9,489	405,134

284,567	487,887	13,126	5,452	256,755	483,380
(178,735)	(85,218)	(2,612)	(93,902)	(2,824,172)	(69,435)
(49,971)	(153,672)	—	—	(24,556)	—
262,037	17,889	(19,957)	7,023	(261,719)	3,551,171

317,898	266,886	(9,443)	(81,427)	(2,853,692)	3,965,116

224,874	710,523	(19,049)	(78,496)	(2,844,203)	4,370,250
3,133,852	2,423,329	19,049	97,545	6,879,502	2,509,252

$3,358,726	$3,133,852	—	$19,049	$4,035,299	$6,879,502

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust		Strategic Opportunities Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06
Income:
Dividend income distribution	$5,746	$9,287	$3,230	$55

Total Investment Income	5,746	9,287	3,230	55
Expenses:
Mortality and expense risk	317	205	281	416

Net investment income (loss)	5,429	9,082	2,949	(361)

Realized gains (losses) on investments:
Capital gain distributions	—	30	—	—
Net realized gain (loss)	3,962	(932)	40,959	2,238

Realized gains (losses)	3,962	(902)	40,959	2,238
Unrealized appreciation (depreciation) during the period	4,654	38	(17,467)	15,932

Net increase (decrease) in assets from operations	14,045	8,218	26,441	17,809

Changes from principal transactions:
Transfer of net premiums	23,015	21,459	30,013	158,398
Transfer on terminations	(8,845)	(4,845)	(8,145)	(16,344)
Transfer on policy loans	—	—	9,856	(44,740)
Net interfund transfers	(51,245)	193,993	(411,993)	199,809

Net increase (decrease) in assets from principal transactions	(37,075)	210,607	(380,269)	297,123

Total increase (decrease) in assets	(23,030)	218,825	(353,828)	314,932
Assets, beginning of period	305,657	86,832	353,828	38,896

Assets, end of period	$282,627	$305,657	—	$353,828

(q)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

(w)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Strategic Value Trust	Total Bond Market Trust B		Total Return Trust
Year Ended Dec. 31/06 (w)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$1,294	$4,445,342	$1,634,786	$7,999,081	$1,012,805
1,294	4,445,342	1,634,786	7,999,081	1,012,805

18	34,559	48,431	244,005	97,647

1,276	4,410,783	1,586,355	7,755,076	915,158

11,785	—	—	—	—
(11,924)	(81,197)	(243,619)	224,619	(32,172)

(139)	(81,197)	(243,619)	224,619	(32,172)
(55)	(1,296,653)	340,041	442,635	942,013

1,082	3,032,933	1,682,777	8,422,330	1,824,999

1,338	3,253,360	2,082,016	2,264,678	6,656,697
(379)	(3,427,913)	(5,907,148)	(9,521,233)	(1,263,099)
—	(264,143)	(170,415)	(122,457)	(91,634)

(14,389)	1,794,358	(3,306,567)	7,884,878	61,648,695

(13,430)	1,355,662	(7,302,114)	505,866	66,950,659

(12,348)	4,388,595	(5,619,337)	8,928,196	68,775,658
12,348	42,251,915	47,871,252	96,448,221	27,672,563

—	$46,640,510	$42,251,915	$105,376,417	$96,448,221

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust		Turner Core Growth Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$759,545	$327,010	$235,799	$296,626

Total Investment Income	759,545	327,010	235,799	296,626
Expenses:
Mortality and expense risk	34,354	43,470	2,964	22,605

Net investment income (loss)	725,191	283,540	232,835	274,021

Realized gains (losses) on investments:
Capital gain distributions	1,242,996	168,118	4,638,409	1,948,739
Net realized gain (loss)	2,036,222	1,551,566	3,142,136	3,459,835

Realized gains (losses)	3,279,218	1,719,684	7,780,545	5,408,574
Unrealized appreciation (depreciation) during the period	(2,281,885)	2,711,778	3,804,000	(1,527,847)

Net increase (decrease) in assets from operations	1,722,524	4,715,002	11,817,380	4,154,748

Changes from principal transactions:
Transfer of net premiums	1,629,434	2,268,943	4,320,761	4,480,109
Transfer on terminations	(2,874,177)	(2,579,478)	(3,596,888)	(2,605,387)
Transfer on policy loans	(216,738)	(333,070)	(128,249)	(10,540)
Net interfund transfers	(2,678,273)	(5,571,377)	3,538,108	(3,377,126)

Net increase (decrease) in assets from principal transactions	(4,139,754)	(6,214,982)	4,133,732	(1,512,944)

Total increase (decrease) in assets	(2,417,230)	(1,499,980)	15,951,112	2,641,804
Assets, beginning of period	33,488,734	34,988,714	50,790,514	48,148,710

Assets, end of period	$31,071,504	$33,488,734	$66,741,626	$50,790,514

(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Core Trust		U.S. Global Leaders Growth Trust		U.S. Government Securities Trust
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$23,079	$10,146	$3,335	$3	$80,983	$6,912

23,079	10,146	3,335	3	80,983	6,912

149	569	387	367	1,694	215

22,930	9,577	2,948	(364)	79,289	6,697

92,290	98,312	—	914	—	—
77	(33,572)	3,385	(621)	(1,948)	(714)

92,367	64,740	3,385	293	(1,948)	(714)
(105,051)	9,711	(1,688)	843	(50,897)	532

10,246	84,028	4,645	772	26,444	6,515

155,400	120,981	24,347	11,628	71,570	25,291
(68,963)	(41,543)	(9,881)	(415)	(34,258)	(13,165)
(6)	38,587	—	—	—	—
(63,762)	3,055	(95,976)	326,653	880,598	207,207

22,669	121,080	(81,510)	337,866	917,910	219,333

32,915	205,108	(76,865)	338,638	944,354	225,848
959,847	754,739	359,474	20,836	284,680	58,832

$992,762	$959,847	$282,609	$359,474	$1,229,034	$284,680

John Hancock Variable Life Account S

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust		U.S. Large Cap Trust
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$72,575	$21,800	$87,494	$18,304

Total Investment Income	72,575	21,800	87,494	18,304
Expenses:
Mortality and expense risk	578	567	1,572	2,005

Net investment income (loss)	71,997	21,233	85,922	16,299

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	3,131	(1,565)	148,517	661,197

Realized gains (losses)	3,131	(1,565)	148,517	661,197
Unrealized appreciation (depreciation) during the period	(56,463)	15,841	(207,248)	(75,895)

Net increase (decrease) in assets from operations	18,665	35,509	27,191	601,601

Changes from principal transactions:
Transfer of net premiums	36,065	8,681	52,082	220,284
Transfer on terminations	(267,508)	(28,515)	(292,598)	(285,921)
Transfer on policy loans	—	—	(50,410)	447,814
Net interfund transfers	441,332	171,726	4,304,954	(761,025)

Net increase (decrease) in assets from principal transactions	209,889	151,892	4,014,028	(378,848)

Total increase (decrease) in assets	228,554	187,401	4,041,219	222,753
Assets, beginning of period	467,567	280,166	2,497,280	2,274,527

Assets, end of period	$696,121	$467,567	$6,538,499	$2,497,280

See accompanying notes.

Sub-Account
Utilities Trust		Value Trust		Total
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$237,134	$50,244	$77,969	$7,666	$104,518,121	$36,198,767

237,134	50,244	77,969	7,666	104,518,121	36,198,767

7,772	6,465	2,629	1,443	3,833,420	4,288,716

229,362	43,779	75,340	6,223	100,684,701	31,910,051

3,104,295	257,956	1,687,795	259,901	236,622,129	110,743,302
668,316	164,232	(47,159)	(10,712)	86,697,118	54,625,640

3,772,611	422,188	1,640,636	249,189	323,319,247	165,368,942
(2,145,408)	524,582	(1,465,327)	127,332	(245,912,279)	136,285,348

1,856,565	990,549	250,649	382,744	178,091,669	333,564,341

421,672	53,394	480,033	228,593	232,245,566	218,823,089
(414,413)	(155,513)	(452,708)	(54,257)	(239,412,634)	(233,246,758)
(81,455)	(174)	(51,399)	—	(6,935,829)	(6,977,314)
12,792,737	1,626,784	2,897,265	1,120,072	9,394,259	132,412

12,718,541	1,524,491	2,873,191	1,294,408	(4,708,638)	(21,268,571)

14,575,106	2,515,040	3,123,840	1,677,152	173,383,031	312,295,770
4,487,745	1,972,705	2,927,685	1,250,533	2,770,102,167	2,457,806,397

$19,062,851	$4,487,745	$6,051,525	$2,927,685	$2,943,485,198	$2,770,102,167

John Hancock Variable Life Account S

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Variable Life Account S is a separate investment account of John Hancock Variable Life Insurance Company (the “Company” or JHVLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty-three active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and six sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the “Contracts”) issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Funds	Effective Date
Emerging Markets Value Trust	April 30, 2007
Mid Cap Intersection Trust	April 30, 2007

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4.	Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code (the “Code”). JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

5.	Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHVLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B	$87,213,825	$66,739,008
Active Bond Trust	12,163,139	13,100,987
All Cap Core Trust	28,007	32,494
All Cap Growth Trust	203,293	215,337
All Cap Value Trust	3,265,534	1,572,539
American Blue Chip Income and Growth Trust	1,514,605	348,951
American Bond Trust	2,085,762	179,032
American Growth Trust	27,939,631	27,226,373
American Growth-Income Trust	19,037,326	17,181,769
American International Trust	8,302,260	4,221,729
Blue Chip Growth Trust	34,371,746	36,062,298
Capital Appreciation Trust	5,179,273	10,614,166
Classic Value Trust	4,126,778	1,654,090
Core Bond Trust	2,438,073	699,275
Core Equity Trust	950,717	1,539,643
Dynamic Growth Trust	340,235	314,258
Emerging Growth Trust	1,263,118	1,744,711
Emerging Markets Value Trust	4,458,061	498,273
Emerging Small Company Trust	315,959	265,819
Equity-Income Trust	62,721,449	45,069,468
Financial Services Trust	1,698,090	817,741
Fundamental Value Trust	2,870,195	3,884,394
Global Allocation Trust	13,412,821	953,934
Global Bond Trust	24,401,948	18,769,480
Global Trust	1,588,536	597,720
Growth & Income Trust	16,031,470	19,251,096
Health Sciences Trust	3,260,185	2,154,858
High Yield Trust	6,403,010	6,902,456
Income & Value Trust	547,552	572,410
International Core Trust	2,761,117	612,199
International Equity Index Trust B	61,546,979	15,134,458
International Opportunities Trust	15,378,529	2,053,324

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales

Sub-accounts:
International Small Cap Trust	$11,328,557	$3,112,882
International Value Trust	7,518,891	10,424,955
Investment Quality Bond Trust	4,552,152	4,938,891
Large Cap Trust	927,105	366,680
Large Cap Value Trust	10,795,047	4,771,592
Lifestyle Aggressive Trust	5,327,466	911,364
Lifestyle Balanced Trust	7,712,066	3,474,544
Lifestyle Conservative Trust	595,885	112,967
Lifestyle Growth Trust	20,905,283	2,277,034
Lifestyle Moderate Trust	1,319,321	653,579
Managed Trust	7,252,912	9,076,178
Mid Cap Index Trust	9,301,548	13,777,908
Mid Cap Intersection Trust	25,416	298
Mid Cap Stock Trust	65,006,031	62,613,652
Mid Cap Value Trust	6,742,369	5,058,416
Mid Value Trust	26,517,310	11,723,089
Money Market Trust B	255,483,432	229,951,361
Natural Resources Trust	19,888,329	6,349,270
Overseas Equity Trust	18,076,590	20,263,322
Pacific Rim Trust	2,910,285	2,614,965
Quantitative All Cap Trust	129,965	21,368
Quantitative Mid Cap Trust	130,953	264,588
Quantitative Value Trust	2,191,891	318,941
Real Estate Securities Trust	58,600,226	31,603,413
Real Return Bond Trust	3,868,827	7,096,154
Science & Technology Trust	1,529,985	518,392
Short-Term Bond Trust	39,404,287	58,886,294
Small Cap Growth Trust	23,512,487	17,711,525
Small Cap Index Trust	8,247,675	8,453,820
Small Cap Opportunities Trust	356,546	416,256
Small Cap Trust	932,212	553,585
Small Cap Value Trust	46,805,206	28,779,028
Small Company Trust	729,098	446,799
Small Company Value Trust	3,469,896	2,598,389
Special Value Trust	200,421	178,674
Strategic Bond Trust	3,381,488	5,897,549
Strategic Income Trust	205,380	237,027
Strategic Opportunities Trust	49,119	426,440
Total Bond Market Trust B	14,120,589	8,354,143
Total Return Trust	23,083,321	14,822,378
Total Stock Market Index Trust	7,080,586	9,252,153
U.S. Core Trust	365,384	227,495
U.S. Global Leaders Growth Trust	343,953	422,515
U.S. Government Securities Trust	1,057,640	60,441
U.S. High Yield Bond Trust	764,157	482,271
U.S. Large Cap Trust	6,094,328	1,994,377
Utilities Trust	20,336,382	4,284,185
Value Trust	6,343,687	1,707,361
All Asset Portfolio	3,935,711	3,316,099
Brandes International Equity Trust	66,987,876	35,774,945

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

	Purchases	Sales

Sub-accounts:
Business Opportunity Value Trust	$9,340,794	$5,971,551
CSI Equity Trust	32,938	3,944
Frontier Capital Appreciation Trust	31,210,682	26,716,351
Turner Core Growth Trust	18,573,752	9,568,775

	$1,313,422,660	$980,824,463

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHVLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC, who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHVLICO has a formal service agreement with its ultimate parent company, Manufile Financial Corporation, which can be terminated by either party upon two months’ notice. Under this Agreement, JHVLICO pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHVLICO.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHVLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	500 Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	21,981	21,785	22,550	22,008	16,780

Unit Fair Value $	24.66 to 26.53	21.08 to 25.20	18.25 to 21.81	19.74 to 20.84	17.94 to 18.82

Assets, end of year $ (000’s)	537,290	506,217	453,995	422,233	296,897

Investment income ratio*	2.94%	1.14%	0.45%	1.89%	3.06%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.60% to 5.25%	14.85% to 15.56%	4.00% to 6.52%	10.01% to 11.70%	27.63% to 28.42%

(e) Renamed on May 2, 2005. Formerly known as Equity Index Trust.

	Sub-Account

	Active Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,146	2,378	3,392	3,423	3,600

Unit Fair Value $	20.79 to 44.78	17.72 to 43.05	16.95 to 41.17	18.99 to 40.14	18.24 to 38.32

Assets, end of year $ (000’s)	50,933	54,337	73,175	73,314	73,208

Investment income ratio*	8.62%	2.88%	1.30%	3.43%	4.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.39% to 4.03%	3.90% to 4.54%	0.98% to 2.55%	4.10% to 4.75%	5.81% to 6.48%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	All Asset Portfolio

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	684	675	507

Unit Fair Value $	11.65 to 11.84	10.85 to 10.97	10.46 to 10.51

Assets, end of year $ (000’s)	8,096	7,395	5,321

Investment income ratio*	6.84%	5.15%	5.40%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.33% to 8.00%	3.71% to 4.36%	4.64% to 5.08%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	5	5	15

Unit Fair Value $	13.12 to 13.34	12.85 to 12.98	11.27 to 11.31

Assets, end of year $ (000’s)	63	67	171
Investment income ratio*	1.43%	1.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.07% to 2.70%	14.06% to 14.77%	12.67% to 13.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	All Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	32	33	5

Unit Fair Value $	13.69 to 13.92	12.29 to 12.42	11.60 to 11.65

Assets, end of year $ (000’s)	447	410	53
Investment income ratio*	0.15%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.38% to 12.08%	5.96% to 6.63%	16.00% to 16.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	All Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	312	325	29

Unit Fair Value $	13.51 to 13.74	12.51 to 12.64	11.06 to 11.11

Assets, end of year $ (000’s)	4,271	4,093	319
Investment income ratio*	1.88%	0.91%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.00% to 8.68%	13.11% to 13.82%	10.61% to 11.06%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American Blue Chip Income and Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	173	117	8

Unit Fair Value $	12.99 to 13.21	12.86 to 12.99	11.06 to 11.10
Assets, end of year $ (000’s)	2,283	1,519	90
Investment income ratio*	3.06%	0.36%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.02% to 1.65%	16.27% to 16.99%	10.57% to 11.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)

Units, end of year (000’s)	194	25

Unit Fair Value $	10.95 to 11.10	10.70 to 10.78
Assets, end of year $ (000’s)	2,131	274
Investment income ratio*	5.06%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.32% to 2.96%	5.90% to 6.57%

(t)	Fund available in prior year but no activity.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,732	1,878	776

Unit Fair Value $	14.47 to 14.71	13.01 to 13.15	11.92 to 11.97
Assets, end of year $ (000’s)	25,432	24,649	9,287
Investment income ratio*	1.18%	0.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.25% to 11.94%	9.11% to 9.80%	19.21% to 19.72%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	American Growth-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	310	221	185

Unit Fair Value $	12.98 to 13.20	12.48 to 12.61	10.94 to 10.99
Assets, end of year $ (000’s)	4,074	2,779	2,030
Investment income ratio*	2.03%	1.02%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.00% to 4.64%	14.08% to 14.80%	9.41% to 9.87%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	American International Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	976	830	341

Unit Fair Value $	17.31 to 17.60	14.56 to 14.72	12.36 to 12.41
Assets, end of year $ (000’s)	17,112	12,189	4,225
Investment income ratio*	2.41%	0.69%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.84% to 19.58%	17.79% to 18.54%	23.63% to 24.15%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Blue Chip Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	4,372	4,525	4,906

Unit Fair Value $	27.55 to 69.05	16.49 to 61.21	15.05 to 55.85
Assets, end of year $ (000’s)	114,906	104,836	101,886
Investment income ratio*	0.80%	0.25%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	12.11% to 12.81%	8.90% to 9.59%	13.08% to 13.55%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Brandes International Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	4,795	4,688	4,493	4,601	3,928

Unit Fair Value $	34.49 to 37.17	32.13 to 34.84	25.50 to 27.49	23.22 to 24.55	18.84 to 19.80
Assets, end of year $ (000’s)	173,897	157,312	118,830	109,760	75,588
Investment income ratio*	2.04%	1.49%	1.43%	1.32%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.34% to 8.01%	25.99% to 26.78%	9.86% to 12.47%	23.22% to 24.00%	46.51% to 47.42%

	Sub-Account

	Business Opportunity Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,535	1,463	1,238	707	275

Unit Fair Value $	15.59 to 16.15	14.88 to 15.32	13.14 to 13.45	12.27 to 12.47	10.07 to 10.18
Assets, end of year $ (000’s)	24,734	22,358	16,627	8,807	2,799
Investment income ratio*	0.71%	0.55%	0.67%	1.09%	1.02%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.78% to 5.44%	13.18% to 13.89%	7.13% to 9.06%	21.84% to 22.59%	18.15% to 18.73%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	2,617	3,046	843

Unit Fair Value $	13.66 to 13.89	12.30 to 12.43	12.10 to 12.15
Assets, end of year $ (000’s)	36,165	37,751	10,239
Investment income ratio*	0.37%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.00% to 11.70%	1.73% to 2.38%	20.95% to 21.45%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Classic Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	482	359	224

Unit Fair Value $	11.26 to 11.44	12.96 to 13.09	11.22 to 11.27
Assets, end of year $ (000’s)	5,509	4,695	2,522
Investment income ratio*	2.09%	0.72%	2.45%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(13.13%) to (12.58%)	15.43% to 16.14%	12.24% to 12.71%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Core Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	261	114	39

Unit Fair Value $	10.97 to 11.15	10.37 to 10.48	10.06 to 10.10
Assets, end of year $ (000’s)	2,909	1,197	391
Investment income ratio*	8.95%	2.20%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.70% to 6.36%	3.10% to 3.76%	0.61% to 1.04%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Core Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	192	253	114

Unit Fair Value $	11.40 to 11.59	12.19 to 12.31	11.49 to 11.54
Assets, end of year $ (000’s)	2,228	3,113	1,320
Investment income ratio*	0.03%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(6.43%) to (5.85%)	6.07% to 6.73%	14.89% to 15.37%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	CSI Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	12	12	12	10	6

Unit Fair Value $	18.48	17.01	14.43	13.76	12.44
Assets, end of year $ (000’s)	227	202	173	136	81
Investment income ratio*	0.95%	0.81%	0.72%	0.97%	0.23%
Expense ratio lowest to highest**	0.00%	0.00%	0.00%	0.00% to 0.63%	0.00%
Total return lowest to highest***	8.61%	17.90%	4.90% to 6.73%	10.64%	25.22%

	Sub-Account

	Dynamic Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	36	35	27

Unit Fair Value $	13.95 to 14.19	12.83 to 12.96	11.65 to 11.70
Assets, end of year $ (000’s)	508	454	310
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.76% to 9.44%	10.14% to 10.83%	16.47% to 16.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Emerging Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	103	180	22

Unit Fair Value $	13.65 to 13.88	13.20 to 13.34	11.91 to 11.96
Assets, end of year $ (000’s)	1,417	2,393	262
Investment income ratio*	0.10%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.38% to 4.02%	10.90% to 11.59%	19.06% to 19.55%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Emerging Markets Value Trust

	Year Ended Dec. 31/07 (s)

Units, end of year (000’s)	336

Unit Fair Value $	11.94 to 11.99
Assets, end of year $ (000’s)	4,030
Investment income ratio*	1.29%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	19.44% to 19.94%

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Emerging Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	19	21	9

Unit Fair Value $	12.62 to 12.83	11.75 to 11.87	11.54 to 11.59
Assets, end of year $ (000’s)	248	243	104
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.41% to 8.08%	1.80% to 2.44%	15.43% to 15.92%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Equity-Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	6,590	6,974	7,842

Unit Fair Value $	28.16 to 30.29	27.41 to 29.30	23.17 to 24.61
Assets, end of year $ (000’s)	194,992	199,726	188,954
Investment income ratio*	2.94%	1.56%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.75% to 3.39%	18.31% to 19.05%	6.41% to 6.85%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Financial Services Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	167	123	130

Unit Fair Value $	11.93 to 21.29	12.87 to 22.83	10.51 to 18.53
Assets, end of year $ (000’s)	2,250	1,877	1,533
Investment income ratio*	1.56%	0.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.31%) to (6.73%)	22.39% to 23.16%	14.45% to 14.94%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Frontier Capital Appreciation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,754	1,796	1,770	2,618	2,324

Unit Fair Value $	44.03 to 45.60	33.62 to 42.01	28.91 to 36.13	29.93 to 30.42	27.55 to 27.82
Assets, end of year $ (000’s)	69,656	64,001	54,635	69,531	56,964
Investment income ratio*	0.00%	0.00%	0.00%	a	a
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.22% to 11.92%	15.62% to 16.35%	14.41% to 20.97%	8.65% to 9.33%	54.92% to 55.89%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Fundamental Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	453	561	495

Unit Fair Value $	12.98 to 13.20	12.55 to 12.68	11.03 to 11.07
Assets, end of year $ (000’s)	5,959	7,114	5,484
Investment income ratio*	1.66%	0.71%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.44% to 4.08%	13.83% to 14.55%	10.25% to 10.72%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Allocation Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	937	87	38

Unit Fair Value $	12.72 to 12.93	12.18 to 12.31	10.79 to 10.84
Assets, end of year $ (000’s)	12,118	1,071	415
Investment income ratio*	9.05%	0.97%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.41% to 5.06%	12.87% to 13.58%	7.94% to 8.40%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Global Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,504	1,344	1,493

Unit Fair Value $	20.80 to 22.37	18.89 to 20.41	17.95 to 19.39
Assets, end of year $ (000’s)	32,352	26,025	27,551
Investment income ratio*	7.41%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.93% to 9.61%	4.62% to 5.27%	(6.36%) to (5.97%)

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Global Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	154	95	33

Unit Fair Value $	13.52 to 13.75	13.43 to 13.57	11.22 to 11.27
Assets, end of year $ (000’s)	2,115	1,286	367
Investment income ratio*	2.24%	1.33%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.69% to 1.32%	19.68% to 20.42%	12.22% to 12.69%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Growth & Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05 (d)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,362	3,822	6,032	6,351	6,074

Unit Fair Value $	29.65 to 82.20	18.41 to 78.98	16.34 to 70.07	23.63 to 64.29	21.43 to 57.94
Assets, end of year $ (000’s)	93,414	103,164	184,912	177,102	137,958
Investment income ratio*	1.74%	0.68%	0.17%	1.13%	0.91%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.43% to 4.07%	12.02% to 12.72%	(3.20%) to 11.09%	10.27% to 10.96%	23.57% to 24.35%

(i) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust. (d) Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

	Sub-Account

	Health Sciences Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	397	406	397

Unit Fair Value $	16.55 to 17.26	14.15 to 14.66	13.13 to 13.52
Assets, end of year $ (000’s)	6,776	5,892	5,322
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	17.00% to 17.73%	7.77% to 8.44%	22.60% to 23.11%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	High Yield Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,333	1,556	1,554

Unit Fair Value $	12.27 to 13.03	12.14 to 12.82	11.06 to 11.61
Assets, end of year $ (000’s)	17,063	19,526	17,692
Investment income ratio*	12.67%	6.47%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.02% to 1.64%	9.77% to 10.48%	6.16% to 6.61%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Income & Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	99	113	47

Unit Fair Value $	11.74 to 11.93	11.68 to 11.80	10.80 to 10.85
Assets, end of year $ (000’s)	1,181	1,329	509
Investment income ratio*	4.24%	2.37%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.50% to 1.12%	8.10% to 8.77%	8.04% to 8.49%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	720	696	50

Unit Fair Value $	16.27 to 16.55	14.69 to 14.84	11.84 to 11.89
Assets, end of year $ (000’s)	11,891	10,325	600
Investment income ratio*	2.30%	0.62%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.78% to 11.46%	24.04% to 24.81%	18.42% to 18.93%

(h) Renamed on May 1, 2006. Formerly known as International Stock Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Equity Index Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	5,181	4,427	3,842	3,335	3,105

Unit Fair Value $	27.32 to 47.69	21.17 to 41.18	16.66 to 32.39	16.19 to 27.73	13.55 to 23.06
Assets, end of year $ (000’s)	156,150	110,564	79,958	57,936	44,618
Investment income ratio*	5.13%	0.75%	1.11%	2.25%	2.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	15.10% to 15.82%	26.32% to 27.11%	16.11% to 19.63%	19.49% to 20.25%	41.11% to 41.99%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	993	405	336

Unit Fair Value $	18.20 to 18.51	15.25 to 15.41	12.38 to 12.43
Assets, end of year $ (000’s)	18,343	6,233	4,175
Investment income ratio*	2.56%	0.58%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	19.35% to 20.10%	23.20% to 23.96%	23.80% to 24.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	International Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	642	294	88

Unit Fair Value $	15.47 to 15.73	14.12 to 14.27	11.13 to 11.18
Assets, end of year $ (000’s)	10,078	4,192	983
Investment income ratio*	3.18%	1.23%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	9.52% to 10.20%	26.93% to 27.73%	11.28% to 11.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	International Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	788	1,166	328

Unit Fair Value	$ 15.68 to 15.95	14.40 to 14.55	11.18 to 11.23
Assets, end of year $ (000’s)	12,506	16,930	3,676
Investment income ratio*	3.95%	1.26%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.93% to 9.61%	28.79% to 29.61%	11.79% to 12.25%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Investment Quality Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,998	2,227	12

Unit Fair Value $	10.96 to 11.15	10.39 to 10.50	10.08 to 10.13
Assets, end of year $ (000’s)	21,995	23,171	122
Investment income ratio*	9.22%	0.29%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.56% to 6.23%	3.00% to 3.64%	0.85% to 1.27%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	65	28	7

Unit Fair Value $	12.75 to 12.96	12.63 to 12.77	11.12 to 11.16
Assets, end of year $ (000’s)	840	356	76
Investment income ratio*	1.07%	0.19%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.90% to 1.53%	13.67% to 14.38%	11.16% to 11.62%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Large Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,275	926	1,956

Unit Fair Value $	13.80 to 14.03	13.30 to 13.43	11.53 to 11.58
Assets, end of year $ (000’s)	17,844	12,424	22,645
Investment income ratio*	1.13%	0.66%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.80% to 4.45%	15.30% to 16.03%	15.31% to 15.78%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Aggressive Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (k)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	620	366	47

Unit Fair Value $	14.26 to 14.50	13.21 to 13.34	11.51 to 11.55
Assets, end of year $ (000’s)	8,952	4,869	540
Investment income ratio*	9.62%	4.07%	0.03%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.99% to 8.66%	14.76% to 15.48%	15.07% to 15.55%

(k) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Balanced Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (l)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,261	1,018	179

Unit Fair Value $	12.97 to 13.19	12.24 to 12.37	10.92 to 10.97
Assets, end of year $ (000’s)	16,569	12,569	1,959
Investment income ratio*	7.41%	4.53%	0.19%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.94% to 6.60%	12.09% to 12.80%	9.21% to 9.67%

(l)	Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Conservative Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	178	149	74

Unit Fair Value $	11.62 to 11.81	11.09 to 11.21	10.30 to 10.34
Assets, end of year $ (000’s)	2,098	1,673	762
Investment income ratio*	8.26%	4.54%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.69% to 5.35%	7.77% to 8.44%	2.95% to 3.39%

(o) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Lifestyle Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	3,544	2,409	882

Unit Fair Value $	13.53 to 13.76	12.66 to 12.79	11.22 to 11.26
Assets, end of year $ (000’s)	48,519	30,723	9,888
Investment income ratio*	7.61%	5.11%	0.12%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.88% to 7.55%	12.88% to 13.58%	12.15% to 12.62%

(m)	Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Lifestyle Moderate Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	117	70	31

Unit Fair Value $	12.13 to 12.33	11.58 to 11.71	10.55 to 10.60
Assets, end of year $ (000’s)	1,434	816	324
Investment income ratio*	8.11%	4.41%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.70% to 5.34%	9.80% to 10.49%	5.51% to 5.96%

(n) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Managed Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	1,734	1,902	5,131	5,206	4,069

Unit Fair Value $	24.27 to 57.27	18.30 to 56.17	17.03 to 52.26	21.97 to 50.88	20.44 to 47.03
Assets, end of year $ (000’s)	50,984	55,625	186,585	183,582	126,981
Investment income ratio*	5.32%	1.97%	0.58%	1.96%	3.14%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	1.32% to 1.95%	6.81% to 7.48%	(2.12%) to 4.15%	7.51% to 8.18%	18.26% to 19.00%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	823	1,265	390

Unit Fair Value $	14.50 to 15.02	13.57 to 13.97	12.44 to 12.73
Assets, end of year $ (000’s)	12,311	17,611	4,949
Investment income ratio*	1.25%	0.52%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.88% to 7.55%	9.07% to 9.74%	16.78% to 17.28%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Cap Intersection Trust

	Year Ended Dec. 31/07 (s)

Units, end of year (000’s)	3

Unit Fair Value $	09.27 to 09.31
Assets, end of year $ (000’s)	24
Investment income ratio*	0.05%
Expense ratio lowest to highest**	0.00% to 0.63%
Total return lowest to highest***	(7.26%) to (6.87%)

(s)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Cap Stock Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,499	1,916	2,533

Unit Fair Value $	45.24 to 49.27	24.85 to 39.87	21.87 to 35.07
Assets, end of year $ (000’s)	58,057	58,595	65,608
Investment income ratio*	0.01%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	22.82% to 23.59%	12.95% to 13.66%	26.69% to 27.23%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Mid Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	599	659	699

Unit Fair Value $	12.55 to 12.76	12.54 to 12.67	11.23 to 11.28
Assets, end of year $ (000’s)	7,620	8,336	7,885
Investment income ratio*	1.15%	0.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.10% to 0.72%	11.60% to 12.30%	12.35% to 12.82%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Mid Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (f)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,823	2,812	3,113	4,412	2,932

Unit Fair Value $	20.43 to 21.71	20.46 to 21.60	17.11 to 17.95	16.03 to 16.72	13.59 to 14.08
Assets, end of year $ (000’s)	60,378	59,849	55,106	72,854	40,754
Investment income ratio*	2.23%	0.31%	0.05%	0.46%	4.17%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.12%) to 0.51%	19.60% to 20.34%	6.71% to 10.82%	17.99% to 18.74%	44.24% to 45.15%

(f) Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

	Sub-Account

	Money Market Trust B

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	10,592	9,248	7,822	8,342	16,166

Unit Fair Value $	16.09 to 16.90	14.00 to 21.40	13.37 to 20.56	14.5 to 14.96	14.44 to 14.80
Assets, end of year $ (000’s)	172,545	147,013	118,843	122,374	224,002
Investment income ratio*	4.71%	4.62%	2.93%	1.05%	0.95%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.18% to 4.82%	4.06% to 4.70%	0.74% to 2.96%	0.46% to 1.08%	0.33% to 0.95%

(g)	Renamed on May 2, 2005. Formerly known as Money Market Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Natural Resources Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,071	840	413

Unit Fair Value $	23.43 to 23.82	16.74 to 16.92	13.78 to 13.83
Assets, end of year $ (000’s)	25,437	14,189	5,708
Investment income ratio*	1.21%	0.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	39.93% to 40.81%	21.55% to 22.32%	37.75% to 38.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Overseas Equity Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (c)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,414	4,030	4,748	5,450	3,590

Unit Fair Value $	19.93 to 21.43	17.82 to 19.04	14.93 to 15.90	12.72 to 13.43	11.53 to 12.10
Assets, end of year $ (000’s)	70,615	74,331	73,154	70,912	42,107
Investment income ratio*	2.34%	0.89%	0.53%	0.53%	1.49%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	11.83% to 12.53%	19.02% to 19.76%	17.67% to 21.26%	10.33% to 11.02%	31.54% to 32.36%

(c)	Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Pacific Rim Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	326	403	351

Unit Fair Value $	15.14 to 15.40	13.95 to 14.10	12.63 to 12.68
Assets, end of year $ (000’s)	4,999	5,664	4,450
Investment income ratio*	1.77%	0.98%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	8.51% to 9.19%	10.53% to 11.22%	26.26% to 26.79%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative All Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	22	18	4

Unit Fair Value $	13.50 to 13.73	13.09 to 13.22	11.43 to 11.47
Assets, end of year $ (000’s)	308	236	41
Investment income ratio*	1.30%	2.87%	1.26%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.17% to 3.82%	14.52% to 15.24%	14.28% to 14.75%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Quantitative Mid Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	22	37	57

Unit Fair Value $	11.76 to 11.96	12.04 to 12.17	11.64 to 11.69
Assets, end of year $ (000’s)	263	454	670
Investment income ratio*	0.33%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.35%) to (1.73%)	3.44% to 4.10%	16.38% to 16.86%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Quantitative Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	148	28	6

Unit Fair Value $	12.69 to 12.91	13.47 to 13.61	11.17 to 11.21
Assets, end of year $ (000’s)	1,912	379	72
Investment income ratio*	2.26%	0.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(5.75%) to (5.17%)	20.62% to 21.36%	11.68% to 12.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Real Estate Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,522	1,757	1,698

Unit Fair Value $	47.55 to 80.44	38.95 to 95.27	28.20 to 68.95
Assets, end of year $ (000’s)	63,096	89,306	63,709
Investment income ratio*	2.67%	1.73%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(16.09%) to (15.56%)	37.31% to 38.17%	13.36% to 13.84%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Real Return Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,863	2,303	375

Unit Fair Value $	10.96 to 11.14	09.90 to 10.01	9.92 to 9.96
Assets, end of year $ (000’s)	20,481	22,847	3,733
Investment income ratio*	7.03%	0.82%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	10.66% to 11.36%	(0.20%) to 0.43%	(0.80%) to (0.37%)

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Science & Technology Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	88	15	9

Unit Fair Value $	14.00 to 14.24	11.78 to 11.90	11.23 to 11.27
Assets, end of year $ (000’s)	1,248	184	105
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	18.88% to 19.62%	4.95% to 5.60%	12.25% to 12.73%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Short-Term Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	7,634	9,504	3,721	4,118	3,535

Unit Fair Value $	17.49 to 19.05	15.59 to 18.45	14.92 to 17.65	16.16 to 17.27	16.03 to 17.03
Assets, end of year $ (000’s)	134,030	163,391	62,020	66,797	57,272
Investment income ratio*	9.59%	2.13%	1.62%	3.00%	3.43%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.61% to 3.25%	3.88% to 4.55%	1.53% to 2.19%	0.79% to 1.43%	2.12% to 2.76%

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (a)	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	3,326	3,777	4,950	4,547	3,224

Unit Fair Value $	18.21 to 19.59	15.99 to 17.19	14.10 to 15.15	12.23 to 12.91	11.24 to 11.79
Assets, end of year $ (000’s)	62,782	62,682	72,227	56,765	36,515
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	13.27% to 13.98%	12.75% to 13.47%	16.61% to 23.35%	8.76% to 9.45%	47.90% to 48.82%

(a) Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

	Sub-Account

	Small Cap Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,486	1,761	1,123

Unit Fair Value $	10.28 to 15.16	10.15 to 15.48	8.68 to 13.16
Assets, end of year $ (000’s)	17,562	20,451	11,399
Investment income ratio*	1.63%	0.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(2.68%) to (2.07%)	16.89% to 17.64%	16.19% to 16.68%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Opportunities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	106	121	39

Unit Fair Value $	11.68 to 11.87	12.72 to 12.85	11.59 to 11.63
Assets, end of year $ (000’s)	1,251	1,558	454
Investment income ratio*	1.99%	0.72%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(8.18%) to (7.60%)	9.78% to 10.47%	15.86% to 16.32%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Small Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	71	55	40

Unit Fair Value $	12.19 to 12.39	12.19 to 12.32	11.40 to 11.45
Assets, end of year $ (000’s)	880	674	455
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.05%) to 0.57%	6.96% to 7.62%	14.01% to 14.48%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Cap Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	4,249	4,317	4,842	4,024	3,406

Unit Fair Value $	20.61 to 34.40	21.36 to 35.44	18.02 to 29.70	16.59 to 27.18	13.32 to 21.68
Assets, end of year $ (000’s)	98,890	105,213	99,882	76,499	50,880
Investment income ratio*	1.01%	0.10%	0.15%	0.96%	0.70%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(3.52%) to (2.92%)	18.58% to 19.32%	8.53% to 14.02%	24.59% to 25.37%	37.11% to 37.97%

	Sub-Account

	Small Company Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	131	129	40

Unit Fair Value $	10.82 to 11.00	11.64 to 11.76	11.08 to 11.13
Assets, end of year $ (000’s)	1,444	1,521	450
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(7.04%) to (6.46%)	5.00% to 5.66%	10.84% to 11.30%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Small Company Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	254	234	209

Unit Fair Value $	13.03 to 13.25	13.27 to 13.41	11.56 to 11.61
Assets, end of year $ (000’s)	3,359	3,134	2,423
Investment income ratio*	0.20%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(1.75%) to (1.14%)	14.79% to 15.50%	15.58% to 16.07%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Special Value Trust

	Year Ended Dec. 31/07 (r)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	—	2	9

Unit Fair Value $	12.21 to 12.41	12.31 to 12.44	11.17 to 11.22
Assets, end of year $ (000’s)	—	19	98
Investment income ratio*	3.93%	0.11%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.76%) to (0.22%)	10.19% to 10.88%	11.69% to 12.16%

(r)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Strategic Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	368	627	244

Unit Fair Value $	10.81 to 10.99	10.87 to 10.99	10.22 to 10.27
Assets, end of year $ (000’s)	4,035	6,880	2,509
Investment income ratio*	8.48%	4.75%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.59%) to 0.02%	6.37% to 7.05%	2.22% to 2.66%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Strategic Income Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	25	29	8

Unit Fair Value $	11.14 to 11.33	10.59 to 10.70	10.24 to 10.28
Assets, end of year $ (000’s)	283	306	87
Investment income ratio*	2.06%	5.14%	5.99%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	5.17% to 5.85%	3.41% to 4.08%	2.39% to 2.83%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Strategic Opportunities Trust

	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	—	27	3

Unit Fair Value $	14.13 to 14.31	13.26 to 13.40	11.89 to 11.94
Assets, end of year $ (000’s)	—	354	39
Investment income ratio*	0.84%	0.03%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.54% to 6.76%	11.55% to 12.25%	18.89% to 19.39%

(q) Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007. (b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Total Bond Market Trust B

	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,774	2,694	3,178	3,392	3,960

Unit Fair Value $	16.03 to 17.03	15.06 to 15.89	14.56 to 15.27	14.31 to 14.91	13.84 to 14.33
Assets, end of year $ (000’s)	46,641	42,252	47,871	50,018	56,219
Investment income ratio*	10.07%	3.65%	1.59%	4.49%	4.34%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	6.45% to 7.13%	3.42% to 4.07%	1.77% to 2.54%	3.40% to 4.05%	2.96% to 3.06%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Total Return Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	8,605	8,552	2,521

Unit Fair Value $	12.02 to 12.37	11.13 to 11.39	10.81 to 10.99
Assets, end of year $ (000’s)	105,376	96,448	27,673
Investment income ratio*	7.79%	2.05%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.94% to 8.61%	3.01% to 3.67%	1.00% to 1.42%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Total Stock Market Index Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	1,607	1,811	2,140

Unit Fair Value $	14.20 to 48.65	13.28 to 46.25	11.58 to 40.10
Assets, end of year $ (000’s)	31,072	33,489	34,989
Investment income ratio*	2.24%	1.00%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	4.54% to 5.19%	14.61% to 15.33%	10.67% to 11.14%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Turner Core Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03

Units, end of year (000’s)	2,272	2,114	2,164	1,887	1,784

Unit Fair Value $	30.40 to 32.76	22.61 to 26.76	20.84 to 24.66	20.47 to 21.65	18.52 to 19.47
Assets, end of year $ (000’s)	66,742	50,791	48,149	36,736	31,065
Investment income ratio*	0.41%	0.59%	0.47%	0.28%	0.29%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	21.67% to 22.43%	7.84% to 8.52%	13.21% to 17.20%	10.50% to 11.18%	33.74% to 34.59%

	Sub-Account

	U.S. Core Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	85	84	72

Unit Fair Value $	11.45 to 11.64	11.37 to 11.49	10.48 to 10.52
Assets, end of year $ (000’s)	993	960	755
Investment income ratio*	2.34%	1.10%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	0.69% to 1.31%	8.58% to 9.26%	4.75% to 5.19%

(p)	Renamed on May 1, 2006. Formerly known as Growth & Income Trust.

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	U.S. Global Leaders Growth Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	25	32	2

Unit Fair Value $	11.32 to 11.51	10.99 to 11.10	10.86 to 10.90
Assets, end of year $ (000’s)	283	359	21
Investment income ratio*	1.48%	0.00%	2.20%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	3.08% to 3.72%	1.17% to 1.81%	8.59% to 9.03%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	U.S. Government Securities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	109	26	6

Unit Fair Value $	10.70 to 12.64	10.43 to 12.24	10.05 to 11.72
Assets, end of year $ (000’s)	1,229	285	59
Investment income ratio*	9.21%	4.13%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.62% to 3.25%	3.74% to 4.39%	0.52% to 0.96%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	U.S. High Yield Bond Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	59	41	27

Unit Fair Value $	11.57 to 11.76	11.300 to 11.42	10.37 to 10.42
Assets, end of year $ (000’s)	696	468	280
Investment income ratio*	10.90%	5.49%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	2.36% to 3.00%	8.94% to 9.60%	3.71% to 4.16%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	U.S. Large Cap Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	529	201	203

Unit Fair Value $	12.17 to 12.37	12.28 to 12.41	11.16 to 11.21
Assets, end of year $ (000’s)	6,538	2,497	2,275
Investment income ratio*	1.20%	0.48%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	(0.88%) to (0.26%)	9.99% to 10.68%	11.62% to 12.09%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account

	Utilities Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	989	297	171

Unit Fair Value $	19.01 to 19.33	15.01 to 15.17	11.53 to 11.57
Assets, end of year $ (000’s)	19,063	4,488	1,973
Investment income ratio*	2.93%	1.51%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	26.64% to 27.43%	30.25% to 31.06%	15.25% to 15.73%

(b) Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account

	Value Trust

	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (b)

Units, end of year (000’s)	403	211	109

Unit Fair Value $	14.80 to 15.05	13.76 to 13.90	11.44 to 11.48
Assets, end of year $ (000’s)	6,052	2,928	1,251
Investment income ratio*	1.57%	0.39%	0.00%
Expense ratio lowest to highest**	0.00% to 0.63%	0.00% to 0.63%	0.00% to 0.63%
Total return lowest to highest***	7.60% to 8.26%	20.28% to 21.03%	14.36% to 14.84%

(b)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Variable Life Account S

Notes to Financial Statements (continued)

a	Portfolio distributed no dividends during the period.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Part C: Other Information

Item 26. Exhibits

(a)	JHVLICO Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(b)	Not Applicable.

(c)	(1) Master Distribution and Servicing Agreement. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(2)	Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9, file number 333-85284 filed with the Commission in April, 2007.

(d)(1) Form of Individual Variable Life Insurance Policy. Incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission on April 30, 2007.

(2) Form of Enhanced Cash Value Rider. Incorporated by reference to post-effective amendment number 13 filed with the Commission on April 30, 2007.

(e) Form of application for policies. Incorporated by reference to pre-effective amendment no. 1 file number 333- 55172 filed with the Commission on June 27, 2001.

(f)(1) JHVLICO Certificate of Incorporation. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a) JHVLICO Articles of Incorporation dated February 2, 1979. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(2)JHVLICO By-laws. Incorporated by reference to post-effective amendment no. 2 file number 33-79108 filed with the Commission on January 11, 1996.

(a)	JHVLICO Amended and Restated By-laws dated April 13, 2005. Incorporated by reference to post-effective amendment number 12 file number 333-15075 filed with the Commission on April 26, 2006.

(b)	JHVLICO Amended and Restated By-laws dated May 19, 2006. Incorporated by reference to post-effective amendment number 13 filed with the Commission in April 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

(3)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i)	Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004. Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

(j)	Not applicable.

(k)	Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment number 1 file number 333-425 filed with the Commission on July 26, 1996.

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum describing John Hancock and JHVLICO’s issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

Powers of Attorney

(i)	Powers of Attorney for John D. DesPrez III, James R. Boyle, Jonathan Chiel, and Warren Thomson incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission on April 28, 2006.

(ii)	Powers of Attorney for Hugh McHaffie and Lynne Patterson are incorporated by reference to post-effective amendment number 13 file number 333-15075 filed with the Commission on April 30, 2007.

(iii)	Power of Attorney for Scott S. Hartz is filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY as of April 3, 2008

Directors
John D. DesPrez III*
James R. Boyle**
Jonathan C. Chiel*
Scott S. Hartz**
Hugh McHaffie*
Lynne Patterson*
Warren A. Thomson***
Officers
John D. DesPrez III*	Chairman
James R. Boyle**	President
Jonathan Chiel *	Vice President
Executive Vice President and Chief Investment Officer, US
Scott S. Hartz**	Investments
Hugh McHaffie*	Senior Vice President
Lynne Patterson*	Vice President and Chief Financial Officer
Warren A. Thomson****	Vice President
Stephen J. Blewitt **	Vice President - Investment
George H. Braun**	Vice President - Investment
Marc Costantini*	Executive Vice President
Willma H. Davis**	Vice President - Investment
Peter de Vries****	Vice President
Steven A. Finch**	Executive Vice President
Philip W. Freiberger**	Vice President - Investment
Richard Harris*****	Vice President and Appointed Actuary
Marianne Harrision**	Executive Vice President
E. Kendall Hines, Jr. **	Vice President - Investment
James Hoodlet**	Vice President
Naveed Irshad *****	Vice President
Cynthia Lacasse**	Vice President
Peter Levitt******	Senior Vice President and Treasurer
Katherine MacMillan******	Executive Vice President
Nathaniel Margolis**	Vice President
William McPadden**	Vice President - Investment
Mark Newton**	Vice President
Jacques Ouimet*****	Vice President

Phillip J. Peters**	Vice President - Investment
Jonathan Porter*****	Vice President
Krishna Ramdial******	Vice President, Treasury
Steven Mark Ray**	Vice President – Investment
Timothy A. Roseen**	Vice President – Investment
Alan R. Seghezzi**	Senior Vice President
Ivor Thomas**	Vice President - Investment
Brooks Tingle**	Vice President
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Jeffery J. Whitehead*	Vice President and Controller
Margaret Beagen**	Assistant Secretary
Rosalie M. Calabraro*	Assistant Secretary
Wendy K. Cotellessa**	Assistant Secretary
Deanna Garland**	Assistant Secretary
Kevin J. McWilliams**	Assistant Treasurer
Benjamin O’Neill******	Assistant Treasurer

*	Principal business office is 601 Congress Street, Boston, MA 02110

**	Principal business office is 197 Clarendon Street, Boston, MA 02117

***	Principal business office is 200 Clarendon Street, Boston, MA 02117

****	Principal business office is 101 Huntington Avenue, Boston, MA 02199

*****	Principal business office is 200 Bloor Street, Toronto, Canada M4W1E5

******	Principal business office is 250 Bloor Street, Toronto, Canada M4W1E5

*******	Principal business office is 380 Stuart Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

The following chart displays corporations and LLCs controlled 50% or more by, or under common control with JHVLICO as of December 31, 2007:

Subsidiary Name

Manulife Insurance Company (Delaware)

LR Company, LLC (Delaware)

P.T. Asuransi Jiwa John Hancock Indonesia (Indonesia)

P.T. Indras Insan Jaya Utama (Indonesia)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriters

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting

John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC as of April 1, 2008.

Name	Title
Edward Eng*****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Warren Thomson**	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and CEO
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Variable Life Insurance Company (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Variable Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 22nd day of April, 2008.

JOHN HANCOCK VARIABLE LIFE

SEPARATE ACCOUNT S

(Registrant)

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

(Depositor)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2008.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Director, Vice President and Chief Financial Officer
Lynne Patterson

*	Director
John D. DesPrez III

*	Director
James R. Boyle

*	Director
Jonathan C. Chiel

*	Director
Scott S. Hartz

*	Director
Hugh McHaffie

*	Director
Warren A. Thomson

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2008

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and offering interests in John Hancock Variable Life Account S (the “Account” or “Separate Account”).

1. The prospectuses for the “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life,” and “Performance Executive Variable Life” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index B	Global Bond	Optimized All Cap
Active Bond	Global Real Estate	Optimized Value
All Cap Core	Health Sciences	Overseas Equity
All Cap Growth	High Yield	Pacific Rim
All Cap Value	Income & Value	PIMCO VIT All Asset
American Asset Allocation	Index Allocation	Real Estate Securities
American Blue Chip Income and Growth	International Core	Real Return Bond
American Bond	International Equity Index B	Science & Technology
American Growth	International Opportunities	Short-Term Bond
American Growth-Income	International Small Cap	Small Cap
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Growth	Managed	Total Stock Market Index
Emerging Small Company	Mid Cap Index	U.S. Core
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation	Natural Resources

1

2. The prospectuses for the “Majestic Variable Universal Life” and “Majestic Variable Estate Protection” products are amended to replace the list of investment options on page 1 of the product prospectus with the following:

500 Index B	Global Real Estate	Overseas Equity
Active Bond	Health Sciences	Pacific Rim
All Cap Core	High Yield	PIMCO VIT All Asset
All Cap Growth	Income & Value	Real Estate Securities
All Cap Value	Index Allocation	Real Return Bond
American Asset Allocation	International Core	Science & Technology
American Blue Chip Income and Growth	International Equity Index B	Short-Term Bond
American Bond	International Opportunities	Small Cap
American Growth	International Small Cap	Small Cap Growth
American Growth-Income	International Value	Small Cap Index
American International	Investment Quality Bond	Small Cap Opportunities
Blue Chip Growth	Large Cap	Small Cap Value
Capital Appreciation	Large Cap Value	Small Company Value
Capital Appreciation Value	Lifestyle Aggressive	Strategic Bond
Classic Value	Lifestyle Balanced	Strategic Income
Core Allocation Plus	Lifestyle Conservative	Total Bond Market B
Core Bond	Lifestyle Growth	Total Return
Core Equity	Lifestyle Moderate	Total Stock Market Index
Disciplined Diversification	Managed	U.S. Core
Emerging Growth	Mid Cap Index	U.S. Government Securities
Emerging Small Company	Mid Cap Intersection	U.S. High Yield Bond
Equity-Income	Mid Cap Stock	U.S. Large Cap
Financial Services	Mid Cap Value	Utilities
Franklin Templeton Founding Allocation	Mid Value	Value
Fundamental Value	Money Market B	Brandes International Equity
Global	Natural Resources	Business Opportunity Value
Global Allocation	Optimized All Cap	Frontier Capital Appreciation
Global Bond	Optimized Value	Turner Core Growth

2

3. The last two tables appearing in the section entitled “Fee Tables” are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%	0.00%	0.85%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.00%	0.02%	0.00%	0.83%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%	0.00%	0.77%
Capital Appreciation Value[3,6]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%	0.00%	0.87%
Core Allocation Plus[3,6]	0.92%	0.00%	0.14%	0.00%	1.06%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%	0.01%	0.74%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%	0.00%	0.81%
Disciplined Diversification[3,6,8]	0.80%	0.00%	0.14%	0.00%	0.94%	0.24%	0.70%
Emerging Growth[3]	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%	0.97%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%	0.00%	1.02%
Equity-Income[3,7]	0.81%	0.00%	0.03%	0.00%	0.84%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%	0.00%	0.86%
Franklin Templeton Founding Allocation[6,9]	0.05%	0.00%	0.03%	0.86%	0.94%	0.05%	0.89%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%	0.00%	0.80%
Global[3,10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%	0.01%	0.91%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%	0.00%	1.03%

3

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%	0.00%	1.06%
Health Sciences[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%
Index Allocation[6,13]	0.05%	0.00%	0.03%	0.53%	0.61%	0.06%	0.55%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%	0.23%	0.35%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%	0.00%	1.12%
International Value[3,10]	0.81%	0.00%	0.16%	0.00%	0.97%	0.02%	0.95%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%	0.01%	0.77%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%	0.00%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%	0.00%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%	0.00%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%	0.00%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%	0.00%	0.86%
Managed[3]	0.69%	0.00%	0.02%	0.00%	0.71%	0.00%	0.71%
Mid Cap Index[3,14]	0.47%	0.00%	0.03%	0.00%	0.50%	0.01%	0.49%
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%	0.01%	0.88%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%	0.00%	0.90%
Mid Value[3,7]	0.97%	0.00%	0.07%	0.00%	1.04%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%	0.23%	0.28%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%	0.01%	1.06%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%	0.00%	0.73%
Real Return Bond[3,16,17]	0.68%	0.00%	0.06%	0.00%	0.74%	0.00%	0.74%
Science and Technology[3,7]	1.05%	0.00%	0.09%	0.00%	1.14%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%	0.00%	0.60%
Small Cap[3]	0.85%	0.00%	0.06%	0.01%	0.92%	0.00%	0.92%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%	0.01%	1.12%
Small Cap Index[3,14]	0.48%	0.00%	0.03%	0.00%	0.51%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%	0.00%	1.11%
Small Company Value[3,7]	1.02%	0.00%	0.04%	0.00%	1.06%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%	0.28%	0.25%
Total Return[3,11,16]	0.69%	0.00%	0.06%	0.00%	0.75%	0.00%	0.75%
Total Stock Market Index[3,14]	0.48%	0.00%	0.04%	0.00%	0.52%	0.01%	0.51%
U.S. Core[3]	0.76%	0.00%	0.05%	0.00%	0.81%	0.01%	0.80%

4

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Operating Expenses
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%	0.01%	0.77%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%	0.01%	0.96%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%	0.00%	0.78%
M Fund, Inc.
Brandes International Equity[18]	0.67%	0.00%	0.20%	0.00%	0.87%	0.00%	0.87%
Business Opportunity Value[18]	0.63%	0.00%	0.24%	0.00%	0.87%	0.00%	0.87%
Frontier Capital Appreciation[18]	0.90%	0.00%	0.16%	0.00%	1.06%	0.00%	1.06%
Turner Core Growth[18]	0.45%	0.00%	0.18%	0.00%	0.63%	0.00%	0.63%

[1]

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

[2]

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

[3]

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

[4]

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

[5]

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[6]

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

[7]

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

[8]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

5

[9]

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

[10]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

[11]	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.
[12]

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

[13]

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

[14]

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

[15]

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

[16]	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
[17]

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

[18]

For the period May 1, 2008 to April 30, 2009, M Financial Investment Advisers, Inc., the adviser to the portfolio, has contractually agreed to reimburse the portfolio for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a portfolio’s annualized daily average net assets.

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4. The section of the prospectus entitled “Table of Investment Options and Investment Subadvisers” is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth- Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation and Business Opportunity Value subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life

7

insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives.

However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Managed	Grantham, Mayo, Van Otterloo & Co. LLC & Declaration Management & Research LLC	To seek income and long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in a diversified mix of common stocks of large-capitalization U.S. companies and bonds with an overall intermediate term average maturity.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

Brandes International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, LP	To seek to provide long-term capital appreciation. The portfolio invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The portfolio focuses on stocks with capitalizations of $1 billion or more. The portfolio also may invest in emerging market securities.

Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek to provide long-term capital appreciation. The portfolio invests primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.

Frontier Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation. The portfolio invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index.*

Turner Core Growth (a series of M Fund, Inc.)	Turner Investment Partners, Inc.	To seek to provide long-term capital appreciation. The portfolio invests mainly in common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.

*

“Dow Jones Wilshire 5000 Index®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000,®” “Russell 2000,®” “Russell 2500,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.”S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

**	The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

5. Insert the following paragraphs at the end of the section of the prospectus entitled “Transfers of existing account value.”

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

6. The discussion under the section of the prospectus entitled “Tax considerations” is deleted and the following is substituted in its place.

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these

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benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be

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required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

If your policy is issued as a survivorship policy, and if there is at any time a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) under a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. If the premiums paid to date at any point after the date of issue are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a non-survivorship policy, and if there is a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7- pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

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Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

21

In addition to the disclosure contained herein, JHVLICO has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about JHVLICO and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 28, 2008

TO

PROSPECTUSES DATED APRIL 28, 2008

This Supplement is to be distributed with prospectuses dated April 28, 2008 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

MAJESTIC VARIABLE UNIVERSAL LIFE 98

(MASSACHUSETTS ONLY)

MAJESTIC VARIABLE ESTATE PROTECTION 98

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

MAJESTIC VARIABLE COLI

(MASSACHUSETTS, MARYLAND AND TEXAS ONLY)

VARIABLE MASTER PLAN PLUS

(TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(a)	The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(b)	There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.

MD-MA-TX (M Prod) (4/08)